As filed with the Securities and Exchange Commission on March 29, 2024

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post Effective Amendment No. 336	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 337	[X]

(Check appropriate box or boxes)

ALPS ETF TRUST

 (Exact Name of Registrant as Specified in its Charter)

1290 Broadway
Suite 1000
Denver, Colorado 80203
(Address of Principal Executive Offices)

(303) 623-2577
Registrant’s Telephone Number

Richard Noyes, Esq.
ALPS Fund Services, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203
 (Name and Address of Agent for Service)

Copy to:

Adam T. Teufel, Esq.
Dechert LLP
1900 K Street, NW

Washington, D.C. 20006

It is proposed that this filing will become effective:

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On March 31, 2024 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Sections	2
ALPS Sector Dividend Dogs ETF	2
ALPS International Sector Dividend Dogs ETF	5
ALPS Emerging Sector Dividend Dogs ETF	8
ALPS REIT Dividend Dogs ETF	12
Introduction—Alps ETF Trust	16
Tax-Advantaged Product Structure	16
ALPS Sector Dividend Dogs ETF	16
ALPS International Sector Dividend Dogs ETF	17
ALPS Emerging Sector Dividend Dogs ETF	17
ALPS REIT Dividend Dogs ETF	18
Additional Information About the Funds’ Principal Investment Risks	19
Risks of Underlying Sectors	23
Secondary Investment Strategies	25
Additional Risk Considerations	26
Investment Advisory Services	27
Purchase and Redemption Of Shares	28
How to Buy and Sell Shares	29
Frequent Purchases and Redemptions	31
Fund Service Providers	32
Index Provider	32
Disclaimers	32
Federal Income Taxation	33
Other Information	34
Financial Highlights	35
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS Sector Dividend Dogs ETF
(The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (ticker symbol SDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.36%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.36%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$37	$116	$202	$455

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023 the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network US Equity WR Large-Cap 500 Index (the “S-Net 500”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Net 500 which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Net 500, a benchmark of the 500 largest stocks. The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Net 500 which offer the highest dividend yields as of the last business day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If a GICS sector does not contain five stocks which offer dividend yields as computed in the manner described above, then only those stocks in the sector which offer such dividend yields will be included in the Underlying Index. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Value Investing Risk. Dividend Dogs typically have deep value characteristics that exhibit low valuations as identified through high dividend yields and favorable price‐to‐earnings (P/E) ratios relative to their segment peers. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer's business and economic fundamentals or a security's current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises

2	Prospectus | March 31, 2024

ALPS SECTOR DIVIDEND DOGS ETF

and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	19.14%	December 31, 2020
Lowest Quarterly Return	-32.27%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 years
Return Before Taxes	4.06%	9.83%	8.08%
Return After Taxes on Distributions	2.97%	8.79%	7.13%
Return After Taxes on Distributions and Sale of Fund Shares	3.10%	7.65%	6.37%
S-Network® Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	4.31%	10.24%	8.54%
S&P 500® Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

www.alpsfunds.com	3

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol SDOG and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2024

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

SUMMARY SECTION

ALPS International Sector Dividend Dogs ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (ticker symbol IDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 62% of the average value of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network Developed International Equity 1000 Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Net Developed Markets universe, which includes stocks whose domicile and primary exchange listings are in countries in Europe, Australia and the Far East and identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) and d) whose companies, in the opinion of the Index Provider (defined below), have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

www.alpsfunds.com	5

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Value Investing Risk. Dividend Dogs typically have deep value characteristics that exhibit low valuations as identified through high dividend yields and favorable price‐to‐earnings (P/E) ratios relative to their segment peers. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer's business and economic fundamentals or a security's current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

6	Prospectus | March 31, 2024

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	21.46%	December 31, 2020
Lowest Quarterly Return	-25.96%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	22.64%	9.29%	4.58%
Return After Taxes on Distributions	21.69%	8.49%	3.81%
Return After Taxes on Distributions and Sale of Fund Shares	14.84%	7.50%	3.66%
S-Network® International Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	23.16%	9.72%	4.98%
Morningstar Developed Markets ex-North America Index*,‡ (reflects no deduction for fees, expenses or taxes)	16.88%	7.90%	4.25%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol IDOG and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	7

SUMMARY SECTION

ALPS Emerging Sector Dividend Dogs ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (ticker symbol EDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance, before fees and expenses, of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Liquid 500 Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Network Emerging Markets universe, which includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income. The Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e. those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

8	Prospectus | March 31, 2024

ALPS EMERGING SECTOR DIVIDEND DOGS ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Value Investing Risk. Dividend Dogs typically have deep value characteristics that exhibit low valuations as identified through high dividend yields and favorable price‐to‐earnings (P/E) ratios relative to their segment peers. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer's business and economic fundamentals or a security's current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. Emerging market countries may also have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

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Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to redeemers of Creation Units in the form of redemption transaction fees.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	23.95%	December 31, 2020
Lowest Quarterly Return	-29.88%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	Since Inception (March 27, 2014)
Return Before Taxes	11.33%	6.34%	2.92%
Return After Taxes on Distributions	9.64%	5.25%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	7.87%	4.96%	2.26%
S-Network Emerging Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	11.40%	7.02%	3.69%
Morningstar Emerging Markets Index*,‡ (reflects no deduction for fees, expenses or taxes)	11.54%	4.90%	3.86%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EDOG, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

10	Prospectus | March 31, 2024

ALPS EMERGING SECTOR DIVIDEND DOGS ETF

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

ALPS REIT Dividend Dogs ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of an index called the S-Network® REIT Dividend Dogs Index (ticker symbol RDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$36	$113	$196	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® US Composite REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT”), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include REITs, American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Fund may invest in companies with a market capitalization of greater than $50 million as of the annual reconstitution date, which is the third Friday of December each year. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

12	Prospectus | March 31, 2024

ALPS REIT DIVIDEND DOGS ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Value Investing Risk. Dividend Dogs typically have deep value characteristics that exhibit low valuations as identified through high dividend yields and favorable price‐to‐earnings (P/E) ratios relative to their segment peers. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer's business and economic fundamentals or a security's current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each segment of the Underlying Index.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values. Liquidity risk is heightened in a changing interest rate or volatile environment.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real

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estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund’s total returns shown below for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index, additional indexes and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	20.47%	December 31, 2020
Lowest Quarterly Return	-33.91%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

14	Prospectus | March 31, 2024

ALPS REIT DIVIDEND DOGS ETF

Average Annual Total Returns
For the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	10.29%	3.76%	4.15%
Return After Taxes on Distributions	8.53%	2.34%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	6.02%	2.28%	2.63%
S-Network® REIT Dividend Dogs Index[1,2] (reflects no deduction for fees, expenses or taxes)	10.90%	—	—
S-Network® US Composite REIT Index[1,3] (reflects no deduction for fees, expenses or taxes)	11.33%	7.13%	—
S-Network® REIT Dividend Dogs Index/S&P United States REIT Index[1,4] (reflects no deductions for fees, expenses or taxes)	10.90%	4.82%	6.28%
Bloomberg US 1000 Index[1,5] (reflects no deductions for fees, expenses or taxes)	26.66%	15.47%	11.76%

[1]	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

[2]	The Index commenced operations on October 29, 2019.

[3]	The Index commenced operations on February 12, 2016.

[4]

The performance shown reflects a combination of the Fund’s current Underlying Index and, for periods prior to January 2, 2020, the S&P United States REIT Index. Prior to January 2, 2020, the Fund used a different Underlying Index than the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

[5]	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on NYSE Arca under the ticker symbol RDOG and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	15

Introduction—Alps ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF.

Each Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Funds.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in (except for the ALPS Emerging Sector Dividend Dogs ETF, whose Shares are redeemed principally for cash) Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism utilized by most exchange-traded funds, including the Funds (except for ALPS Emerging Sector Dividend Dogs ETF), generally will not lead to a tax event for a Fund or its ongoing shareholders.

ALPS Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Net 500 which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Sector Dividend Dogs Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The selection criteria for the S-Net 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. At the time of selection for the Sector Dividend Dogs Underlying Index, all constituents of the Sector Dividend Dogs Underlying Index must be constituents of the S-Net 500.

Individual securities to be included in the Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Sector Dividend Dogs Underlying Index are then equally weighted. Companies deleted from the S-Net 500 that are constituents of the Sector Dividend Dogs Underlying Index are also deleted from the Sector Dividend Dogs Underlying Index upon the next quarterly rebalance and replaced with the next eligible stock based on the selection criteria.

The Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”) May 1, 2012, and its publication began on May 1, 2012. Standard & Poor’s Custom Indices serves as calculation agent. Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SDOGX.”

16	Prospectus | March 31, 2024

ALPS International Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “International Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The International Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The S-Net Developed Markets universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (which was an economic alliance of countries in Eastern Europe, including Bulgaria, Czechoslovakia, Hungary, Poland, Romania and the USSR, and also included Cuba, Vietnam and Mongolia) and d) whose companies, in the opinion of the Index Provider, have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $10 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Net Developed Markets also includes requirements for sector inclusion, minimum market capitalization, and other factors. At the time of selection for the International Sector Dividend Dogs Underlying Index, all constituents of the International Sector Dividend Dogs Underlying Index must be constituents of the S-Net Developed Markets.

Individual securities to be included in the International Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the International Sector Dividend Dogs Underlying Index are then equally weighted.

Additions and deletions to the International Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the International Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the International Sector Dividend Dogs Underlying Index. Additions are made only upon the effective date of the quarterly rebalancing.

The International Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on June 10, 2013. Standard & Poor’s serves as calculation agent. International Sector Dividend Dogs Underlying Index values are distributed via the New York Stock Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “IDOGX.”

ALPS Emerging Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Emerging Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

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Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Emerging Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The S-Network® Emerging Markets universe includes stocks whose domicile and primary exchange listings are in countries in identified by the World Bank as Upper Middle Income. The Emerging Sector Dividend Dogs Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e., those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $1 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Network® Emerging Markets also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. At the time of selection for the Emerging Sector Dividend Dogs Underlying Index, all constituents of the Emerging Sector Dividend Dogs Underlying Index must be constituents of the S-Network® Emerging Markets.

Individual securities to be included in the Emerging Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Emerging Sector Dividend Dogs Underlying Index are then equally weighted. If there are less than five eligible securities represented in any sector, then the Emerging Sector Dividend Dogs Underlying Index will include only those securities that qualify.

Additions and deletions to the Emerging Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the Emerging Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the Index. Additions are made only upon the effective date of the quarterly rebalancing.

The Emerging Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on January 20, 2014. Standard & Poor’s serves as calculation agent. Index values are distributed via the New York Stock Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “EDOGX.”

ALPS REIT Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

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Underlying Index Construction

The Underlying Index, like the S-Network® US Composite REIT Index (“S-Net U.S. REIT”) from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of S-Network® Global Indexes, Inc. (the “Index Provider”):

●	Diversified REITs
●	Health Care REITs
●	Industrial REITs
●	Retail REITs
●	Technology REITs
●	Office REITs
●	Hotel & Resort REITs
●	Residential REITs
●	Specialized REITs

The selection criteria for S-Net U.S. REIT include requirements for segment inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of the Underlying Index must be constituents of S-Net U.S. REIT. The Underlying Index excludes all operating companies within the real estate sector as well as Mortgage REITs.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Underlying Index changes take place at each rebalancing date, except in the event of certain corporate actions, such as mergers, acquisitions, and delistings. In such cases, the change is applied on the effective date of the action, unless otherwise determined by the Index Provider. Share increases and decreases are reflected on the rebalancing date.

Additions and deletions to the Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of the December of each year and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next rebalancing date.

The Underlying Index was developed by the Index Provider, and its publication began in October 2019. The Index Provider serves as calculation agent. Underlying Index values are distributed to the public via the New York Stock Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “RDOGX.”

Additional Information About the Funds’ Principal Investment Risks

Investors should consider the following additional information about the Funds’ principal investment risks.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in each Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure,

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in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The ALPS International Sector Dividend Dogs ETF’s and ALPS Emerging Sector Dividend Dogs ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or other individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of each Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets also differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. Each Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The ALPS Emerging Sector Dividend Dogs ETF is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. Emerging market countries may also have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Real Estate Investment Risk. The ALPS REIT Dividend Dogs ETF invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. In addition, like mutual funds and ETFs, REITs have expenses,

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including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.

REITs are also subject to unique federal tax requirements. REITs that fail to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of such REIT and the characterization of such REIT’s distributions, and REITs that fail to comply with the federal tax requirement that REITs distribute substantially all of their net income to their respective shareholders may result in such REITs having insufficient capital for future expenditures. The failure of one or more companies to qualify as REITs could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such companies.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. Internal Revenue Service regulations allow a regulated investment company such as the Fund to pass through to shareholders such taxable ordinary dividends from REITS. Accordingly, individual and certain other non-corporate shareholders of a regulated investment company that have received such taxable ordinary dividends from REITs may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. Negative or very low interest rates could magnify the risks associated with interest rate risk. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values. Liquidity risk is heightened in a changing interest rate or volatile environment.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

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Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that a Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that a Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Depositary Receipt Risk. The ALPS REIT Dividend Dogs ETF may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares of the Fund.

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Index Management Risk. Unlike many investment companies, each Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. With respect to the ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF, to the extent an Underlying Index and a Fund are significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance.

Underlying Sector Risk. Each Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While a Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risk of Cash Transactions. Unlike many ETFs, the EDOG Fund expects to effect redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, may be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Risks of Underlying Sectors

Each sector of the Sector Dividend Dogs Underlying Index, the International Sector Dividend Dogs Underlying Index and the Emerging Sector Dividend Dogs Index (collectively, the “Underlying Index”) is subject to the additional risks associated with concentrating its investments in companies in the market sector, and the Funds are subject to these risks as well. Additional underlying sector specific risks include:

Communication Services Sector Risk: The communication services industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the communication services companies. The communication services industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of communication services companies obsolete. Other risks include substantial capital requirements and uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world

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events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples Sector Risk: Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk: Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financials Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk: Stock prices for the types of companies included in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Information Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and

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competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Materials Sector Risk: The materials sector includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Utilities Sector Risk: Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Secondary Investment Strategies

As a principal investment strategy each Fund will normally invest at least 90% of its total assets in component equity securities that comprise its Underlying Index and, with respect to the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF, depositary receipts based on the securities in the Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because each Fund uses a passive management approach to seek to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the

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securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. Each Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objectives and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to each Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for each Fund except ALPS Sector Dividend Dogs ETF, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of a Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading

26	Prospectus | March 31, 2024

halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In the event of a bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.36%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Each Fund enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of

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Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each of the Funds is available in the Funds’ annual report to shareholders for the period ended November 30, 2023.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

Purchase and Redemption Of Shares

General

The Shares are issued or redeemed by a Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that a Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
ALPS Sector Dividend Dogs ETF	SDOG
ALPS International Sector Dividend Dogs ETF	IDOG
ALPS Emerging Sector Dividend Dogs ETF	EDOG
ALPS REIT Dividend Dogs ETF	RDOG

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to a Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

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How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. With respect to the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF, the approximate value calculations are based on local market prices and may not reflect events that occur subsequent to a local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. A Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent a Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

With respect to ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF, trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer

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agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by a Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) with respect to ALPS Sector Dividend Dogs ETF, a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) with respect to all of the Funds, a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $250 per transaction for ALPS Sector Dividend Dogs ETF, $150 per transaction for ALPS REIT Dividend Dogs ETF, and $1,000 per transaction for ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF) or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per

30	Prospectus | March 31, 2024

Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $250 per transaction for ALPS Sector Dividend Dogs ETF, $150 per transaction for ALPS REIT Dividend Dogs ETF, and $1,000 per transaction for ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF) for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partly in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Funds. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Funds or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, each Fund intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the relevant Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.

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Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Funds.

State Street Bank and Trust Company is the custodian and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Cohen & Company, Ltd. serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

Disclaimers

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32	Prospectus | March 31, 2024

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in exchange-traded funds generally or in the Funds in particular or the ability of the Morningstar Index Data to track general exchange-traded fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Funds. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Funds into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. A Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the relevant Fund. Dividends paid out of a Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term

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capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the relevant Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the relevant Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the relevant Fund’s foreign income taxes. It is expected that more than 50% of the ALPS International Sector Dividend Dog ETF’s and ALPS Emerging Sector Dividend Dogs ETF’s assets will consist of foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares

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of each Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS Sector Dividend Dogs ETF

	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$53.58		$50.47	$43.69	$45.78	$44.26

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.06		2.02	1.75	1.70	1.71
Net realized and unrealized gain/(loss)	(4.79)		3.11	6.84	(2.14)	1.34
Total from investment operations	(2.73)		5.13	8.59	(0.44)	3.05

DISTRIBUTIONS:
From net investment income	(2.13)		(2.02)	(1.81)	(1.65)	(1.53)
Total distributions	(2.13)		(2.02)	(1.81)	(1.65)	(1.53)

Net increase/(decrease) in net asset value	(4.86)		3.11	6.78	(2.09)	1.52
NET ASSET VALUE, END OF PERIOD	$48.72		$53.58	$50.47	$43.69	$45.78
TOTAL RETURN(b)	(5.07)%		10.42%	19.77%	(0.27)%	7.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,095,378		$1,302,568	$1,134,743	$1,007,514	$1,746,784

Ratio of expenses to average net assets	0.37	%(c)	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.10%		3.84%	3.43%	4.27%	3.97%
Portfolio turnover rate(d)	51%		53%	54%	77%	55%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$(0.10)		$0.06	$(0.02)	$0.12	$0.06

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Effective April 1, 2023 the Advisory Fee changed from 0.40% to 0.36%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS International Sector Dividend Dogs ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$25.85	$26.47	$24.82	$26.88	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.41	1.15	1.09	0.75	1.20
Net realized and unrealized gain/(loss)	2.80	(0.68)	1.65	(1.66)	1.69
Total from investment operations	4.21	0.47	2.74	(0.91)	2.89

DISTRIBUTIONS:
From net investment income	(1.37)	(1.07)	(1.08)	(1.11)	(1.15)
Tax return of capital	—	(0.02)	(0.01)	(0.04)	—
Total distributions	(1.37)	(1.09)	(1.09)	(1.15)	(1.15)

Net increase/(decrease) in net asset value	2.84	(0.62)	1.65	(2.06)	1.74
NET ASSET VALUE, END OF PERIOD	$28.69	$25.85	$26.47	$24.82	$26.88
TOTAL RETURN(b)	16.71%	1.92%	10.93%	(3.08)%	11.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$236,666	$169,951	$157,489	$146,431	$221,741

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.12%	4.43%	3.92%	3.22%	4.65%
Portfolio turnover rate(c)	62%	54%	61%	79%	58%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.21	$0.03	$(0.25)	$0.00 (e)	$0.04

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.
(e)	Less than $0.005.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS Emerging Sector Dividend Dogs ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$21.27	$23.56	$20.96	$20.67	$21.33

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.39	1.11	1.04	0.56	0.89
Net realized and unrealized gain/(loss)	(0.39)	(2.41)	2.50	0.42	(0.33)
Total from investment operations	1.00	(1.30)	3.54	0.98	0.56

DISTRIBUTIONS:
From net investment income	(1.41)	(0.99)	(0.94)	(0.69)	(1.22)
Total distributions	(1.41)	(0.99)	(0.94)	(0.69)	(1.22)

Net increase/(decrease) in net asset value	(0.41)	(2.29)	2.60	0.29	(0.66)
NET ASSET VALUE, END OF PERIOD	$20.86	$21.27	$23.56	$20.96	$20.67
TOTAL RETURN(b)	4.88%	(5.20)%	16.81%	5.20%	2.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$30,243	$28,182	$24,742	$20,958	$28,941

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	6.54%	5.17%	4.32%	2.92%	4.16%
Portfolio turnover rate(c)	85%	90%	84%	93%	83%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$(0.01)	$0.06	$0.02	$0.02	$0.01

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

38	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

ALPS REIT Dividend Dogs ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020(a)		For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$41.51	$49.89	$40.49	$48.42		$44.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.51	1.49	1.21	1.29		1.19
Net realized and unrealized gain/(loss)	(4.62)	(7.86)	10.25	(7.26)		4.45
Total from investment operations	(3.11)	(6.37)	11.46	(5.97)		5.64

DISTRIBUTIONS:
From net investment income	(1.46)	(1.51)	(1.36)	(1.57)		(1.40)
Tax return of capital	(1.07)	(0.50)	(0.70)	(0.39)		—
Total distributions	(2.53)	(2.01)	(2.06)	(1.96)		(1.40)

Net increase/(decrease) in net asset value	(5.64)	(8.38)	9.40	(7.93)		4.24
NET ASSET VALUE, END OF PERIOD	$35.87	$41.51	$49.89	$40.49		$48.42
TOTAL RETURN(c)	(7.16)%	(13.06)%	29.03%	(11.77)%		13.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,656	$20,754	$28,689	$26,320		$53,265

Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.38	%(d)	0.55%
Ratio of net investment income to average net assets	4.09%	3.23%	2.60%	3.26%		2.56%
Portfolio turnover rate(e)	89%	85%	78%	148%		10%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Effective January 2, 2020 the Fund’s Advisory Fee changed from 0.55% to 0.35%.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

www.alpsfunds.com	39

Intentionally Left Blank

Intentionally Left Blank

FOR MORE
INFORMATION

Existing Shareholders or Prospective Investors ● Call your financial professional ● 866.675.2639	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Equal Sector Weight ETF (NYSE ARCA:EQL)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	5
Tax-Advantaged Product Structure	5
ALPS Equal Sector Weight ETF	5
Underlying Sector ETFs	5
Additional Information About the Fund’s Principal Investment Risks	6
Risks of Underlying Sector ETFs	7
Secondary Investment Strategies	10
Additional Risk Considerations	11
Investment Advisory Services	12
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	16
Fund Service Providers	16
Index Provider	16
Disclaimers	16
Federal Income Taxation	17
Other Information	18
Financial Highlights	18
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS EQUAL SECTOR WEIGHT ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (ticker symbol NYXLEW) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver and Reimbursement of Distribution Fee of Underlying Sector ETFs(1)	-0.02%
Fee Waiver and Expense Reimbursement(2)	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%

(1)

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs, and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

(2)

The Adviser has contractually agreed, through March 31, 2025, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$26	$126	$236	$559

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs. The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the eleven Underlying Sector ETFs represent the Underlying Index as a whole.

2	Prospectus | March 31, 2024

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money. See also the section “Risks of Underlying Sector ETFs” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Sector ETFs that comprise the Underlying Index.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk and Non-Correlation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic, political and social developments, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest rates, recessions, supply chain disruptions, and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. Absent any applicable fee waivers and/or expense reimbursements, performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	18.64%	June 30, 2020
Lowest Quarterly Return	-22.29%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

www.alpsfunds.com	3

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	16.86%	13.83%	10.32%
Return After Taxes on Distributions	16.24%	13.20%	9.70%
Return After Taxes on Distributions and Sale of Fund Shares	10.28%	10.95%	8.31%
NYSE® Equal Sector Weight Index* (reflects no deduction for fees, expenses or taxes)	16.99%	13.99%	10.51%
S&P 500® Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EQL and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2024

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This prospectus relates to the ALPS Equal Sector Weight ETF (the “Fund”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Equal Sector Weight ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The investment policies of the Underlying Sector ETFs are described generally in the section “Underlying Sector ETFs.” The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The NYSE® Equal Sector Weight Index was created in 2017 and is a U.S. equity index comprised, in equal weights, of all active Select Sector SPDR® ETFs. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund.

The Underlying Index is rebalanced quarterly after the close of trading on the third Friday of March, June, September, and December to ensure that the selection and weightings of the constituents continues to reflect as closely as possible the Underlying Index’s objective of representing an equal-weighted portfolio of the Underlying Sector ETFs. NYSE Arca serves as calculation agent. The Underlying Index is disseminated publicly through the NYSE Global Index Feed and made available to major market data vendors such as Reuters and Bloomberg.

Underlying Sector ETFs

Each Underlying Sector ETF seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Underlying Sector ETFs and the Underlying Sector Indexes are as follows:

The Consumer Discretionary Select Sector SPDR Fund
(Symbol: XLY)

The Consumer Discretionary Select Sector Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; auto components; distributors; leisure equipment & products; and diversified consumer services.

The Communication Services Select Sector SPDR® Fund
(Symbol: XLC)

The Communication Services Select Sector Index includes companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services industries.

The Consumer Staples Select Sector SPDR Fund
(Symbol: XLP)

The Consumer Staples Select Sector Index includes companies from the following industries: food & staples retailing; household products; food products; beverages; tobacco; and personal products.

www.alpsfunds.com	5

The Energy Select Sector SPDR Fund (Symbol: XLE)

The Energy Select Sector Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services.

The Financial Select Sector SPDR Fund (Symbol: XLF)

The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts & mortgage finance.

The Health Care Select Sector SPDR Fund (Symbol: XLV)

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology.

The Industrial Select Sector SPDR Fund (Symbol: XLI)

The Industrial Select Sector Index includes companies from the following industries: aerospace & defense; industrial conglomerates; machinery; road & rail; air freight & logistics; commercial services & supplies; professional services; electrical equipment; construction & engineering; trading companies & distributors; airlines; and building products.

The Materials Select Sector SPDR Fund (Symbol: XLB)

The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials.

The Real Estate Select Sector SPDR Fund (Symbol: XLRE)

The Real Estate Select Sector Index includes securities of companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.

The Technology Select Sector SPDR Fund (Symbol: XLK)

The Technology Select Sector Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics.

The Utilities Select Sector SPDR Fund (Symbol: XLU)

The Utilities Select Sector Index includes companies from the following industries: electric utilities; multi-utilities; independent power producers & energy traders; and gas utilities.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Sector ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Sector ETFs in which it invests. In addition, at times, certain of the segments of the market represented by constituent Underlying Sector ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk and Non-Correlation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic, political and social developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

6	Prospectus | March 31, 2024

In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risks of Underlying Sector ETFs

Investments in the Fund are subject to the risks associated with an investment in the Underlying Sector ETFs. These include the following risks:

Trading Issues

Although the shares of the Underlying Sector ETFs are listed for trading on the NYSE Arca, and may be listed or traded on U.S. and non-U.S. stock exchanges other than the NYSE Arca, there can be no assurance that an active trading market for the Underlying Sector ETFs will develop or be maintained. Trading in the Underlying Sector ETFs on the NYSE Arca may be halted due to market conditions for reasons that, in the view of the NYSE Arca, make trading in the Underlying Sector ETFs inadvisable. In addition, trading in the Underlying Sector ETFs is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of an Underlying Sector ETF will continue to be met or will remain unchanged or that the Underlying Sector ETFs will trade with any volume, or at all, on any stock exchange.

Non-Correlation Risk

An Underlying Sector ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur a number of operating expenses not applicable to its underlying index, and incur costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in composition of its underlying index. In addition, the performance of an Underlying Sector ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying Sector ETF’s portfolio and its underlying index resulting from legal

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restrictions (such as diversification requirements that apply to an Underlying Sector ETF but not to its Underlying Sector Index).

Since an Underlying Sector Index is not subject to the diversification requirements to which its respective Underlying Sector ETF must adhere, an Underlying Sector ETF may be required to deviate its investments from the securities and relative weightings of its Underlying Sector Index. An Underlying Sector ETF may not invest in certain securities included in its Underlying Sector Index due to liquidity constraints. Liquidity constraints may delay an Underlying Sector ETF’s purchase or sale of securities included in its Underlying Sector Index. For tax efficiency purposes, an Underlying Sector ETF may sell certain securities to realize losses, causing it to deviate from the Underlying Sector Index.

An Underlying Sector ETF may not be fully invested at times, either as a result of cash flows into the Underlying Sector ETF or reserves of cash held by the Underlying Sector ETF to meet redemptions and expenses. If an Underlying Sector ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stock in its underlying index with the same weightings as the underlying index.

Passive Strategy/Index Risk

Each Underlying Sector ETF is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying Sector ETF may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying Sector ETF’s return to be lower than if the Underlying Sector ETF employed an active strategy.

Non-Diversification Risk

Each Underlying Sector ETF is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Underlying Sector ETF’s performance may be disproportionately impacted by the performance of relatively few securities.

Risks Specific to Each Underlying Sector ETF

Each Underlying Sector ETF is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets, and the Fund is subject to these risks as well. Additional Underlying Sector ETF specific risks include:

Communication Services Sector Risk (The Communication Services Select Sector SPDR® Fund): Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk (The Consumer Discretionary Select Sector SPDR Fund): The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk (The Consumer Staples Select Sector SPDR Fund): Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk (The Energy Select Sector SPDR Fund): Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

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Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financial Sector Risk (The Financial Select Sector SPDR Fund): Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk (The Health Care Select Sector SPDR Fund): Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrial Sector Risk (The Industrial Select Sector SPDR Fund): Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk (The Materials Select Sector SPDR Fund): Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Real Estate Sector Risk (The Real Estate Select Sector SPDR Fund): Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties

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that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment.

Technology Sector Risk (The Technology Select Sector SPDR Fund): Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the stocks in the technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Utilities Sector Risk (The Utilities Select Sector SPDR Fund): Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 90% of its total assets in the shares of Underlying Sector ETFs that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally will invest in all of the Underlying Sector ETFs in proportion to their weight in the Underlying Index. However, under various circumstances, it may not be possible

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or practicable to purchase all of the Underlying Sector ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying Sector ETFs in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying

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portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets (“Advisory Fee”). The Adviser has contractually agreed, through March 31, 2025, to reduce its Advisory Fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs (as defined above), and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, in addition to the waiver described above, the Adviser will also reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

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Mr. Hicks has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Fund since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol EQL.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s

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portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of equity securities of the Underlying Sector ETFs representing the stocks included in the Underlying Index (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the

14	Prospectus | March 31, 2024

Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $150 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $150 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend

www.alpsfunds.com	15

the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

ICE Data Indices, LLC (“ICE Data”) is the Index Provider for the ALPS Equal Sector Weight ETF. ICE Data is not affiliated with the Trust, the Adviser, ALPS or the Distributor. The Adviser has entered into a license agreement with ICE Data to use the Underlying Index.

Disclaimers

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by ALPS Advisors, Inc. (the “Adviser”) in connection with ALPS Equal Sector Weight ETF (the “Fund”). Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers.

16	Prospectus | March 31, 2024

Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund will not be able to offset gains distributed by one Underlying Sector ETF in which it invests against losses in another Underlying Sector ETF in which the Fund invests. Redemptions of shares in an Underlying Sector ETF, including those resulting from changes in the allocation among Underlying Sector ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Sector ETF may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could affect the amount, timing and character of distributions to shareholders.

If you are not a citizen or permanent resident of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is

www.alpsfunds.com	17

effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Fund, since the Fund operates as a “fund-of-funds” by investing in the Underlying Sector ETFs.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, can be found at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms.This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

18	Prospectus | March 31, 2024

Financial highlights

For a Share Outstanding Throughout the Periods Presented

ALPS Equal Sector Weight ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$101.36	$103.95	$84.17	$78.33	$70.34

INCOME FROM OPERATIONS:
Net investment income(a)	2.14	1.89	1.76	1.91	1.53
Net realized and unrealized gain/(loss)	4.20	(2.55)	19.82	5.84	8.03
Total from investment operations	6.34	(0.66)	21.58	7.75	9.56

DISTRIBUTIONS:
From net investment income	(2.22)	(1.93)	(1.78)	(1.90)	(1.57)
From tax return of capital	(0.03)	—	(0.02)	(0.01)	—
Total distributions	(2.25)	(1.93)	(1.80)	(1.91)	(1.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.09	(2.59)	19.78	5.84	7.99
NET ASSET VALUE, END OF PERIOD	$105.45	$101.36	$103.95	$84.17	$78.33
TOTAL RETURN(b)	6.43%	(0.59)%	25.89%	10.37%	13.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$324,264	$342,099	$207,896	$164,141	$168,407

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.16%	0.16%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.91%	1.68%	1.59%	2.31%	1.89%
Ratio of net investment income including waiver/reimbursement to average net assets	2.12%	1.89%	1.81%	2.53%	2.11%
Portfolio turnover rate(c)	14%	12%	8%	11%	4%

(a)	Based on average shares outstanding during the period.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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Intentionally Left Blank

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information	2
Alerian MLP ETF	2
Alerian Energy Infrastructure ETF	7
Introduction—ALPS ETF Trust	11
Additional Information About the Funds’ Principal Risks	13
Secondary Investment Strategies	18
Additional Risk Considerations	18
Investment Advisory Services	19
Purchase and Redemption of Shares	21
How to Buy and Sell Shares	21
Frequent Purchases and Redemptions	24
Fund Service Providers	24
Index Provider	24
Disclaimers	24
Distributions	26
Federal Income Taxation	26
Federal Income Taxation of the Alerian MLP ETF	27
Federal Income Taxation of the Alerian Energy Infrastructure ETF	30
Other Information	31
Financial Highlights	31
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

SUMMARY SECTION

Alerian MLP ETF (“AMLP” OR THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (ticker symbol AMZI) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Other Expenses	0.00%
Income Tax Expense(a)(b)	0.00%
Total Annual Fund Operating Expenses	0.85%

(a)

The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2023, the Fund had net operating gain of $1,250,811,881, accrued $31,263,528 in deferred income tax expense and accrued $90,386,923 in current income tax expense and franchise tax expense.

(b)	Income tax expense is based on estimated amounts for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$87	$271	$471	$1,048

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the Underlying Index. The Underlying Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index was developed by Alerian, a leading provider of objective energy infrastructure and MLP benchmarks, data and analytics. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage and processing of energy commodities. As of December 31, 2023, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $1.1 billion to approximately $57.2 billion.

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

Energy infrastructure MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two

2	Prospectus | March 31, 2024

ALERIAN MLP ETF

classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Cash that is distributed in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by the underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. Individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Fund directly nor the Fund’s shareholders indirectly will be entitled to this deduction with respect to the Fund’s MLP investments.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors associated with investing in the Fund which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes.

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Potential Substantial After-Tax Tracking Error from Underlying Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any current and deferred tax liabilities. The Underlying Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after-tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions may be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Industry Specific Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following:

●	fluctuations in energy commodity prices which may impact the volume of energy commodities transported, processed, stored or distributed;
●	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●

a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes, or increased availability of alternative energy;

●	changes in the regulatory environment;
●	extreme weather;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities;
●	global, political and economic instability; and
●	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level, although under the centralized audit regime, MLPs are audited and imputed underpayments at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of your investment in the Fund.

Liquidity Risk. Certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund is required to do so based on changes in the Underlying Index or to fund redemptions. Liquidity risk is heightened in a changing interest rate or volatile environment.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

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ALERIAN MLP ETF

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Underlying Index for other reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to redeemers of Creation Units in the form of redemption transaction fees.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	46.87%	June 30, 2020
Lowest Quarterly Return	-58.27%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	21.39%	8.66%	0.86%
Return After Taxes on Distributions	19.07%	8.24%	0.39%
Return After Taxes on Distributions and Sale of Fund Shares	14.08%	6.80%	0.62%
Alerian MLP Infrastructure Index* (reflects no deduction for fees, expenses or taxes)	23.76%	10.87%	1.61%
Alerian MLP Index* (reflects no deduction for fees, expenses or taxes)	26.56%	12.03%	1.90%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	15.47%	11.76%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

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INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND SALE INFORMATION

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol AMLP and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s taxable distributions will generally be treated as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” A portion of the Fund's distributions may also be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Prospectus | March 31, 2024

ALERIAN ENERGY INFRASTRUCTURE ETF

SUMMARY SECTION

Alerian Energy Infrastructure ETF (“ENFR” OR THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (ticker symbol AMEI) (the “Underlying Index”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”).

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$36	$113	$196	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. Developed by Alerian, a leading provider of objective energy infrastructure and master limited partnership (“MLP”) benchmarks, data and analytics (“Alerian”), the Underlying Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada.

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code (as defined below).

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

Pursuant to Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

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PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Industry Specific Risks. The Fund invests primarily in companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector are subject to risks specific to the industry they serve including, but not limited to, the following:

●	fluctuations in energy commodity prices which may impact the volume of energy commodities transported, processed, stored or distributed;
●	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●

a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes or increased availability of alternative energy;

●	changes in the regulatory environment;
●	extreme weather;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities;
●	global, political and economic instability; and
●	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level, although under the centralized audit regime, MLPs are audited and imputed underpayments at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of your investment in the Fund.

Canadian Investment Risk. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively

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ALERIAN ENERGY INFRASTRUCTURE ETF

impact the Fund’s ability to invest in Canadian issuers and to track the Underlying Index. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (“NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	37.06%	June 30, 2020
Lowest Quarterly Return	-49.41%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	15.05%	11.76%	3.62%
Return After Taxes on Distributions	14.56%	11.23%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	9.21%	9.22%	2.70%
Alerian Midstream Energy Select Index* (reflects no deduction for fees, expenses or taxes)	15.79%	12.71%	4.49%
Alerian MLP Index* (reflects no deduction for fees, expenses or taxes)	26.56%	12.03%	1.90%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	15.47%	11.76%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGER

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol ENFR and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Prospectus | March 31, 2024

Introduction—ALPS ETF Trust

The Trust is an investment company currently consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the Alerian MLP ETF (the “AMLP Fund”) and the Alerian Energy Infrastructure ETF (the “ENFR Fund”) (each a “Fund,” and collectively, the “Funds”). The AMLP Fund and the ENFR Fund are classified as “non-diversified.”

Each Fund’s Shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the NAV of the Shares.

Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large, specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued in exchange for an in-kind deposit of a designated portfolio of securities and/or for cash. With respect to the ENFR Fund, Creation Units are redeemed principally in kind for portfolio securities, and the ENFR Fund reserves the right to effect redemptions wholly or partially in cash. With respect to the AMLP Fund, Creation Units generally are redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable by the Funds.

ALERIAN MLP ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian MLP Infrastructure Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Additional Information about the Index

Index Construction

Constituents must meet the following criteria in order to be eligible for inclusion in the Alerian MLP Infrastructure Index:

●	Be a publicly traded partnership or limited liability company (“LLC”)
●	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities
●	Represent the primary limited partner interests of a partnership or LLC that is an operating company
●	Declared a distribution for the trailing two quarters
●	Have a median daily trading volume of at least $2 million for the six-month period preceding the data analysis date

A non-constituent will only be added to the index during the (a) quarterly rebalancing process if it meets all criteria. A constituent will remain in the index if it (a) continues to meet the first four criteria, (b) has a median daily trading volume of at least $1 million for the six-month period preceding the data analysis date. Constituents will only be removed from the index for failing to meet criteria during the quarterly rebalancing process.

A non-constituent that has entered into a merger agreement to be acquired is not eligible to be added to the index.

These criteria are reviewed regularly to ensure consistency with industry trends. Index methodology changes, if any, will be announced after market close. Announcements can be found on vettafi.com.

Quarterly rebalancings occur on the third Friday of each March, June, September, and December, and are effective at the open of the next trading day. In the event that the major U.S. exchanges are closed on the third Friday of March, June, September, or December, the rebalancing will take place after market close on the immediately preceding trading day. Data relating to constituent eligibility, additions, and deletions are compiled and analyzed as of 4:00 pm ET on the last trading day of February, May, August, and November. Each constituent’s index shares are then calculated according to the capping system described below, and implemented after market close on the quarterly rebalancing date.

After market close on Thursday prior to the second Friday of each March, June, September, and December, the post-rebalancing constituents are weighted and ranked by float-adjusted market capitalization. If the weight of the largest constituent exceeds 12%, it is assigned a weight of 12% and its excess weight is proportionately distributed to the remaining constituents. After this distribution, if the weight of the next largest constituent exceeds 12%, it is assigned a weight of 12% and its excess weight is proportionately distributed to the remaining constituents. This process is repeated until none of the remaining constituents has a weight that exceeds 12%. Since index shares are assigned based on prices after market close on the Thursday prior to the second Friday of each March, June, September, and December, the weight of each constituent on the quarterly rebalancing date may differ from its target weight due to market movements.

In addition to the scheduled quarterly rebalancings, the index is reviewed on an ongoing basis. Changes in index composition and related weight adjustments are necessary whenever there are extraordinary events. Corporate actions will be implemented as practically as possible on a case-by-case basis.

If two index constituents merge, the surviving stock will assume the combined weight of the original constituents. If an index constituent is taken over by a non-constituent stock, it will be removed from the index and its weight will be redistributed to all the remaining constituents on a proportional basis. Generally, the implementation will take place one trading day after the

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constituent’s merger vote date. If the stock is delisted before market open on the first trading day after the vote, the delisted security will trade at its last traded price.

If an index component is delisted, it will be removed from the index and its weight will be redistributed to all the remaining constituents on a proportional basis.

The information contained herein regarding the Alerian MLP Infrastructure Index was provided by Alerian.

ALERIAN ENERGY INFRASTRUCTURE ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian Midstream Energy Select Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies.

Index Construction

A midstream energy business must meet the following criteria to be included in the Alerian Midstream Energy Select Index, depending on the category of the midstream energy business:

●	Have its principal executive offices located in the United States or Canada
●	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities
●	Have a median daily trading volume of at least $2.5 million U.S. dollars for the six-month period preceding the data analysis date

A non-constituent will only be added to the Underlying Index during the quarterly rebalancing process if it meets all criteria. A constituent will remain in the Underlying Index if it continues to meet the first two criteria and has a median daily trading volume of at least $2 million U.S. dollars for the six-month period preceding the data analysis date. Constituents will only be removed from the Underlying Index for failing to meet criteria during the quarterly rebalancing process. A non-constituent that has entered into a merger agreement to be acquired is not eligible to be added to the index.

These criteria are reviewed regularly to ensure consistency with industry trends. Index methodology changes, if any, will be announced after market close. Announcements can be found on vettafi.com.

Quarterly rebalancings occur on the third Friday of each March, June, September, and December, and are effective at the open of the next trading day. In the event that the major U.S. and Canadian exchanges are closed on the third Friday of March, June, September, or December, the rebalancing will take place after market close on the immediately preceding trading day. Data relating to constituent eligibility, additions, and deletions are compiled and analyzed as of 4:00 pm ET on the last trading day of February, May, August, and November. The Underlying Index shares of each constituent are then calculated to the system described below and assigned after market close on the quarterly rebalancing date.

After market close on Thursday prior to the second Friday of each March, June, September, and December, any non-GP is removed for redundancy if its GP remains among the eligible securities, and the non-GP’s float-adjusted market cap (“AMC”) is added to the GP’s AMC. The post-rebalancing constituents are assigned a raw index weight and ranked by AMC. The constituents are then assigned to either the Pass-Through or Corporate group based on their tax election. The Pass-Through group is assigned an index weight of 25%.

Each Pass-Through constituent with a raw index weight of at least 5% (“PT5-plus”) is assigned an index weight by dividing its AMC by the sum of all Pass-Through constituent AMCs and multiplying by 25%. If the index weight of the largest PT5-plus exceeds 10%, it is assigned an index weight of 10% and its excess weight is proportionately distributed to the remaining PT5-pluses. This process is repeated until none of the remaining PT5-pluses has an index weight that exceeds 10%. If the index weight of any PT5-plus exceeds its raw index weight, it is assigned an index weight equal to its raw index weight and its excess weight is proportionately distributed to the remaining PT5-pluses. This process is repeated until none of the remaining PT5-pluses has an index weight that exceeds its raw index weight. If the index weight of any PT5-plus is less than 5%, it is assigned an index weight of 5%. Each Pass-Through constituent with a raw index weight less than 5% (“PT5-minus”) is assigned an index weight by dividing its AMC by the sum of all PT5-minus AMCs and multiplying by the difference of 25% and the sum of all PT5-plus index weights. If the index weight of any PT5-minus is greater than 5%, it is assigned an index weight of 5% and its excess weight is proportionately distributed to the remaining PT5-minuses. This process is repeated until none of the remaining PT5-minuses has an index weight greater than 5%.

Each Corporate constituent with a raw index weight of at least 5% (“C5-plus”) is assigned an index weight by dividing its AMC by the sum of all C5-plus AMCs and multiplying by the difference of 50% and the sum of all PT5-plus index weights. If the index weight of the largest C5-plus exceeds 10%, it is assigned an index weight of 10% and its excess weight is proportionately

12	Prospectus | March 31, 2024

distributed to the remaining C5-pluses. This process is repeated until none of the remaining C5-pluses has an index weight that exceeds 10%. If the index weight of any C5-plus exceeds its raw index weight, it is assigned an index weight equal to its raw index weight and its excess weight is proportionately distributed to the remaining C5-pluses. This process is repeated until none of the remaining C5-pluses has an index weight that exceeds its raw index weight. If the index weight of any C5-plus is less than 5%, it is assigned an index weight of 5%. Each Corporate constituent with a raw index weight less than 5% (“C5-minus”) is assigned an index weight by dividing its AMC by the sum of all C5-minus AMCs and multiplying by the difference of 100% and the sum of all PT5-plus, PT5-minus, and C5-plus index weights. If the index weight of any C5-minus is greater than 5%, it is assigned an index weight of 5% and its excess weight is proportionately distributed to the remaining C5-minuses. This process is repeated until none of the remaining C5-minuses has an index weight greater than 5%. Since index shares are assigned based on prices after market close on the Thursday prior to the second Friday of each March, June, September, and December, the weight of each constituent on the quarterly rebalancing date may differ from its target weight due to market movements.

In addition to the scheduled quarterly rebalancings, the index is reviewed on an ongoing basis. Changes in index composition and related weight adjustments are necessary whenever there are extraordinary events. Corporate actions will be implemented as practically as possible on a case-by-case basis. Whenever possible, the changes in the index’s components will be announced at least two business days prior to their implementation day.

If two index constituents merge, the surviving stock will assume the combined weight of the original constituents. If an index constituent is taken over by a non-constituent stock, it will be removed from the index and its weight will be redistributed to all the remaining constituents on a proportional basis. Generally, the implementation will take place one trading day after the constituent’s merger vote date. If the stock is delisted before market open on the first trading day after the vote, the delisted security will trade at its last traded price.

If an index component is delisted, it will be removed from the index and its weight will be redistributed to all the remaining constituents on a proportional basis.

The information contained herein regarding the Alerian Midstream Energy Select Index was provided by Alerian.

Additional Information About the Funds’ Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s Summary Information Section along with additional risk information.

Investment Risk. An investment in a Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

Tax Status of the Fund. With respect to the AMLP Fund, the Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Liability. With respect to the AMLP Fund, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are

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considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. Sales of MLP securities may result in reversals of previously deferred expenses referred to as “recapture income,” resulting in additional ordinary income being allocated to the Fund and reduction of allocated capital gain and increase of allocated capital loss. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes.

Potential Substantial After-Tax Tracking Error from Underlying Index Performance. With respect to the AMLP Fund, as discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any current and deferred tax liabilities. The Underlying Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after- tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of each Fund’s distributions may be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Industry Specific Risk. Companies engaged in the energy infrastructure sector also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business include the following:

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Companies engaged in the energy infrastructure sector employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies engaged in the energy infrastructure sector may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy infrastructure industry could reduce the growth rate of cash flows received by the Fund from companies engaged in the energy infrastructure sector that grow through acquisitions.

In addition, a significant decrease in the production of natural gas, oil or other energy commodity due to a decline in production from existing facilities, import supply disruption or otherwise would reduce revenue and operating income of certain MLPs in the energy infrastructure sector and, therefore, the ability of MLPs to make distributions would be reduced.

The profitability of companies engaged in the energy infrastructure sector could be adversely affected by changes in the regulatory environment. Most assets of such companies are heavily regulated by federal and state governments in diverse matters, such as the way in which such company assets are constructed, maintained and operated and the prices such companies may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of a process may be declared hazardous by a regulatory agency and unexpectedly increase production costs for a company engaged in the energy infrastructure sector. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure such a company may face.

Extreme weather patterns, such as major hurricanes, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which each Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising or high interest rate environment could adversely impact the performance of companies engaged in the energy infrastructure sector. Rising or high interest rates could limit

14	Prospectus | March 31, 2024

the capital appreciation of equity units of such companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this industry. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Global political, social and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks. Market disruptions arising out of geopolitical events could also prevent the Funds from executing advantageous investment decisions in a timely manner.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities may be interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, earnings power and coverage ratios.

The AMLP Fund derives substantially all of its cash flow from investments in equity securities of MLPs, and the ENFR Fund derives a significant amount of its cash flow from investments in equity securities of MLPs and MLP affiliates. The amount of cash that each Fund will have available to pay or distribute to you depends largely on the ability of the MLPs that the relevant Fund owns to make distributions to their partners and shareholders, respectively, and the tax character of those distributions. Neither Fund nor the Adviser has control over the actions of underlying MLPs. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner, if any), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. Each Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the relevant Fund may not have the ability to make cash distributions as investors expect from investments focused on MLPs.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect each Fund or the MLPs in which each Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of

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pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits each Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and each Fund’s ability to pay distributions treated as return-of-capital distributions (for tax purposes) may be adversely impacted. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.

An MLP’s distributions to each Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds each Fund’s basis in its interest in the MLP. Distributions received by each Fund from an MLP will reduce each Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by each Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to each Fund (and, in certain cases, the value of marketable securities distributed by an MLP to each Fund) in excess of each Fund’s basis in the MLP will generally be taxable to each Fund as capital gain. The AMLP Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to each Fund from investments in MLPs in a given year will generally reduce each Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in each Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when each Fund disposes of its interests in the MLPs. When deductions are recaptured, each Fund may owe a tax (the payment of which will reduce each Fund’s net assets) and distributions to each Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in each Fund at the time the deductions were taken by each Fund, and even though each Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to each Fund each year by the MLPs will not be known until each Fund receives a schedule K-1 for that year with respect to each of its MLP investments. Each Fund’s tax liability will not be known until each Fund completes its annual tax return. Each Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of each Fund’s actual tax liability may have a material adverse effect on the value of an investment in each Fund. The payment of corporate income taxes imposed on each Fund will decrease cash available for distribution to shareholders. With respect to the AMLP Fund, high portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the AMLP Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes.

Individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Fund directly nor the Fund’s shareholders indirectly will be entitled to this deduction with respect to the Fund’s MLP investments.

Canadian Investment Risk. With respect to the ENFR Fund, the Fund may be subject to risks relating to its investment in Canadian securities. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Underlying Index. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Liquidity Risk. With respect to the AMLP Fund, although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when a Fund is required to do so based on changes in its Underlying Index or to fund redemptions. A

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Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions to you.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. Each Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the AMLP Fund will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act (or with respect to the AMLP Fund, the Code) that limit the proportion of either Fund’s assets that may be invested in securities of a single issuer. Accordingly, each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Each Fund will select its investments from the small pool of energy infrastructure MLPs (and, with respect to the ENFR Fund, U.S. general partners and other energy infrastructure companies) that qualify for inclusion in its respective Underlying Index. An investment in each Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Shares.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of a Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, a Fund would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, a Fund’s return may not match the return of its Underlying Index for other reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the ENFR Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, futures or other derivative positions or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that a Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Risk of Cash Transactions. Unlike many ETFs, the AMLP Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute

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redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, may be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Secondary Investment Strategies

As a principal investment strategy, each Fund will normally invest at least 90% of its total assets in component securities that comprise its Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Although neither Fund currently intends to engage in securities lending, it may do so in the future.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because each Fund uses a passive management approach to seek to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. Each Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to a Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of a Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.

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Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third - party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for a Fund’s Shares. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the ENFR Fund will receive collateral in connection with all loans of its securities holdings, the ENFR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the ENFR Fund). In the event of a bankruptcy of the borrower, the ENFR Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the ENFR Fund. In addition, the ENFR Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

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Pursuant to each Advisory Agreement, the Alerian MLP ETF pays the Adviser a unitary fee of 0.85% and the Alerian Energy Infrastructure ETF pays the Adviser a unitary fee of 0.35% for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets. Fees are subject to the following breakpoints:

Fund	Advisory Fee
Alerian MLP ETF	Average net assets up to and including $7 billion	0.85%
	Average net assets greater than $7 billion up to and including $8.5 billion	0.825%
	Average net assets greater than $8.5 billion up to and including $10.5 billion	0.80%
	Average net assets greater than $10.5 billion up to and including $12.5 billion	0.75%
	Average net assets greater than $12.5 billion up to and including $14.5 billion	0.70%
	Average net assets greater than $14.5 billion up to and including $16.5 billion	0.65%
	Average net assets greater than $16.5 billion up to and including $18.5 billion	0.60%
	Average net assets greater than $18.5 billion up to and including $20.5 billion	0.55%
	Average net assets greater than $20.5 billion up to and including $22.5 billion	0.50%
	Average net assets greater than $22.5 billion up to and including $25 billion	0.45%
	Average net assets greater than $25 billion	0.40%
Alerian Energy Infrastructure ETF		0.35%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

Each Fund enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement is available in the Funds’ annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

With respect to the ENFR Fund, the Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser, if any, and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of a new sub-adviser or the implementation of any material change in a sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser

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other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by a Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that a Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
Alerian MLP ETF	AMLP
Alerian Energy Infrastructure ETF	ENFR

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to a Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

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The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of either Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. Neither Fund is involved in nor responsible for, the calculation or dissemination of the approximate value and neither Fund makes any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”) usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses and accrued deferred tax liabilities), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of a Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. A Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent a Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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How to Buy Shares

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by a Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”), with respect to AMLP only, or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $350 for ENFR and $100 for AMLP per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (for AMLP only) or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of ENFR’s portfolio securities (“Fund Securities”) and, with respect to AMLP, the amount of cash, that will be applicable that day to redemption requests in proper form. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. AMLP typically effects redemptions for cash. With respect to ENFR, unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $350 for ENFR and $100 for AMLP per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected for cash redemptions effected outside the Clearing Process (for AMLP only) or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. A Fund may adjust these fees from time to time based on actual experience. AMLP typically effects redemptions for cash. ENFR reserves the right to

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effect redemptions wholly or partially in cash. With respect to ENFR, a shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Funds. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Funds and certain other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary.

The Board noted that the Funds’ Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Funds.

State Street Bank and Trust Company is the custodian and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Cohen & Company, Ltd. serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

VettaFi LLC, f/k/a GKD Index Partners d/b/a "Alerian" ("VettaFi"), is the owner of the Alerian branded suite of indexes, and is the index provider for each Fund. VettaFi is an independent company that provides objective market information and is a leader of MLP and energy infrastructure market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders. Its benchmarks are widely used by industry executives, investment professionals, research analysts and national media. The company started its business of developing and maintaining financial indexes, including each Underlying Index, on June 1, 2006. VettaFi has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of each Underlying Index for the operation of relevant Fund. The Adviser pays licensing fees to VettaFi from the Adviser’s management fees or other resources.

Disclaimers

VettaFi is the designer of the construction and methodology for the Underlying Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Midstream Energy Select Index,” “Alerian MLP Index,” “Alerian Index Series,” “AMZI,” “AMEI,” and “AMZ” are service marks or trademarks of VettaFi. VettaFi acts as brand licensor for each Underlying Index. VettaFi is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. VettaFi is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by VettaFi (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index or the Alerian Midstream Energy Select Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or

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in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI, AMZIX, Alerian Midstream Energy Select Index, Alerian Midstream Energy Select Total Return Index, Alerian MLP Index, AMEI, AMEIX, AMNA and AMZ are trademarks of VettaFi and their general use is granted under a license from VettaFi.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EACH INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EACH INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF EITHER FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

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Distributions

Net Investment Income and Capital Gains (AMLP Fund only)

As an AMLP Fund shareholder, you are entitled to your share of the AMLP Fund’s distributions of net investment income and net realized capital gains on its investments. The AMLP Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

It is the policy of the Trust each fiscal year to distribute substantially all of the AMLP Fund’s net investment income (i.e., generally, the income that it earns from cash distributions and interest on its investments, and any capital gains, net of the AMLP Fund’s expenses). A portion of the AMLP Fund's distributions may be treated as a return of capital for tax purposes. The AMLP Fund expects to make distributions on a quarterly basis.

To permit the AMLP Fund to maintain more stable quarterly distributions, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.

AMLP Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital by a written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act. Shareholders should read any such disclosures carefully, and should not assume that the source of any distribution from the AMLP Fund is net profit.

Distributions in cash may be reinvested automatically in additional Shares of the AMLP Fund only if the broker through which you purchased Shares makes such option available.

Dividends and Capital Gains (ENFR Fund only)

ENFR Fund shareholders are entitled to their share of the ENFR Fund’s income and net realized gains on its investments. The ENFR Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

These amounts, net of expenses, are passed along to ENFR Fund shareholders as “income dividend distributions.” The ENFR Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the ENFR Fund). ENFR Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital by a written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act. Shareholders should read any such disclosures carefully, and should not assume that the source of any distribution from the ENFR Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Please note that you are still subject to taxes on withdrawals that you make from an IRA plan.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This

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summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Funds, to Fund shareholders that are, or that are holding Shares through, a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the Funds or your investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Funds’ Shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in the Funds’ Shares.

Federal Income Taxation of the Alerian MLP ETF

Federal Income Taxation of the Fund

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular corporate tax rate on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. Sales of MLP securities may result in reversals of previously deferred expenses referred to as “recapture income,” resulting in additional ordinary income being allocated to the Fund and reduction of allocated capital gain and increase of allocated capital loss. The Fund will rely to a large extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Investment Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations which currently is at 21% and an assumed rate attributable to state taxes.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Receipt of Distributions

Distributions made to you by the Fund (other than distributions in redemption of Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invest, the Adviser

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anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such Shares. To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the Shares.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in Shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Redemptions and Sales of Shares

A redemption of Fund Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your Shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your Shares and the amount you receive when you sell them. An exchange of Shares of the Fund for Shares of another fund will be treated as a taxable sale of such Fund’s Shares with an amount realized equal to the fair market value of the Shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. The deductibility of capital losses is subject to limitations under the Code.

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of any of the Fund’s Shares will not report on its federal income tax return any items of income, gain, loss, and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of such Fund’s Shares unless its ownership is debt-financed. In general, Shares are considered to be debt-financed if the tax-exempt owner of the Shares incurred debt to acquire the Shares or otherwise incurred a debt that would not have been incurred if the Shares had not been acquired.

Regulated Investment Company Investors

Similarly, the income and gain realized from an investment in the Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Fund’s Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of

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the Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s Shares that is not a citizen or permanent resident of the United States or that is a foreign entity.

Receipt of Distributions

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s Shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s Shares, such excess will be treated as gain from the sale of the Shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Redemptions and Sales of Shares

A redemption of Fund Shares will be treated as a sale or exchange of such Shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s Shares, except in the following cases:

●

the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

●	the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or
●

the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Fund Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Fund Shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Fund Shares.

Estate Tax

Non-U.S. Shareholders of the Fund may be subject to U.S. estate tax with respect to their Shares of the Fund.

“FATCA” Withholding

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, Form W-8BEN-E or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your taxpayer identification number is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A taxpayer identification number is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed

www.alpsfunds.com	29

on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year, and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Federal Income Taxation of the Alerian Energy Infrastructure ETF

The discussion below relates to the Alerian Energy Infrastructure ETF only.

General Taxation

The ENFR Fund intends to qualify as a regulated investment company under Subchapter M of the Code. This is in contrast to the AMLP Fund, which as described above, will be classified as a “C corporation” for U.S. federal income tax purposes. The discussion below assumes that the ENFR Fund will qualify as a regulated investment company under Subchapter M of the Code.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their shares of the Fund.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment

30	Prospectus | March 31, 2024

accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings will be disclosed each day on their website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the most recent calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

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Financial highlights

 For a share outstanding throughout the periods presented

Alerian MLP ETF

	For the Year Ended November 30, 2023(a)	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020(a)	For the Year Ended November 30, 2019(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$40.01	$31.63	$25.02	$39.15	$47.75

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.24)	(0.28)	(0.27)	(0.24)	(0.35)
Net realized and unrealized gain/(loss) on investments	7.74	11.59	9.68	(10.73)	(4.35)
Total from investment operations	7.50	11.31	9.41	(10.97)	(4.70)

DISTRIBUTIONS:
Distributions from Income	(3.34)	—	—	—	—
From tax return of capital	—	(2.93)	(2.80)	(3.16)	(3.90)
Total distributions	(3.34)	(2.93)	(2.80)	(3.16)	(3.90)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.16	8.38	6.61	(14.13)	(8.60)
NET ASSET VALUE, END OF PERIOD	$44.17	$40.01	$31.63	$25.02	$39.15
TOTAL RETURN(c)	19.82%	36.31%	37.97%	(28.36)%	(10.79)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,499,809	$6,679,200	$4,980,175	$3,880,137	$7,249,005

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including current and deferred tax expenses/benefits)(d)	0.79%	0.74%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(e)	2.67%	5.03%	0.87%	0.90%	0.87%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.65)%	(0.85)%	(0.85)%	(0.85)%	(0.77)%
Net investment loss (including deferred tax expenses/benefits)(d)	(0.59)%	(0.74)%	(0.85)%	(0.85)%	(0.77)%
PORTFOLIO TURNOVER RATE(f)	40%	26%	20%	23%	34%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

32	Prospectus | March 31, 2024

Financial highlights

 For a share outstanding throughout the periods presented

Alerian Energy Infrastructure ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.64	$18.59	$14.51		$19.19	$20.34

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.97	0.61	1.08		0.90	0.88
Net realized and unrealized gain/(loss) on investments	0.86	4.57	4.49		(4.50)	(0.64)
Total from investment operations	1.83	5.18	5.57		(3.60)	0.24

DISTRIBUTIONS:
From net investment income	(0.33)	(0.21)	(0.74)		(0.45)	(0.50)
Tax return of capital	(0.93)	(0.92)	(0.75)		(0.63)	(0.89)
Total distributions	(1.26)	(1.13)	(1.49)		(1.08)	(1.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.57	4.05	4.08		(4.68)	(1.15)
NET ASSET VALUE, END OF PERIOD	$23.21	$22.64	$18.59		$14.51	$19.19
TOTAL RETURN(b)	8.63%	28.21%	38.93%		(18.82)%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$132,274	$142,086	$59,487		$36,988	$51,809

Ratio of expenses to average net assets	0.35%	0.35%	0.51	%(c)	0.65%	0.65%
Ratio of net investment income to average net assets	4.46%	2.84%	5.84%		5.91%	4.23%
PORTFOLIO TURNOVER RATE(d)	28%	26%	34%		34%	26%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Effective July 1, 2021, the Fund’s Advisory Fee changed from 0.65% to 0.35%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.432.2926

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Funds in their annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	7
RiverFront Strategic Income Fund	7
Additional Information About Principal Investment Strategies	7
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	11
Additional Risk Considerations	11
Investment Advisory Services	13
Purchase and Redemption of Shares	15
How to Buy and Sell Shares	15
Frequent Purchases and Redemptions	18
Fund Service Providers	18
Federal Income Taxation	18
Other Information	19
Financial Highlights	20
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

RIVERFRONT STRATEGIC INCOME FUND
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks total return, with an emphasis on income as the source of that total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.46%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.47%

[1]	The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors. The Fund allocates its investments based upon the analysis of RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) of the pertinent economic and market conditions, as well as yield, maturity and currency considerations.

The Fund’s portfolio is constructed through a two-step process. The first step is setting the strategic allocation among different fixed income asset classes, with the objective being to construct an allocation that is designed to balance the probability of upside returns with downside risks for investors with a three- to five-year time horizon for their investments.

The second step is tactically adjusting these allocations as market conditions warrant and determining security selection within those asset classes in order to maximize potential returns over time. The strategic allocation across long-term, medium-term and short-term investment grade securities, long-term and short-term high yield securities and emerging market debt is adjusted at least annually or as market conditions warrant.

The Fund may purchase fixed income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“government entities”) or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development (“supranational entities”). The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in fixed income securities.

The Fund has not established any credit rating criteria for the fixed income securities in which it may invest, and it may invest entirely in high yield securities (“junk bonds”). Junk bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. The Sub-Adviser considers the credit ratings assigned by NRSROs as one of several factors in its independent credit analysis of issuers.

The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers in developed markets. Additionally, the Fund can invest up to 50% of its assets in non-dollar denominated securities. The Fund may also invest up to 50% of its assets in the securities of issuers located in emerging markets. In certain circumstances, the Sub-Adviser may attempt to offset a portion or all of the foreign

2	Prospectus | March 31, 2024

currency exposure in these securities by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may elect to enter into swap contracts that effectively bundle the purchase of foreign bonds and the hedging of foreign currency into a single transaction.

The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between two and ten years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes. The longer the duration, the more sensitive the Fund’s portfolio will be to a change in interest rates. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration.

PRINCIPAL INVESTMENT RISKS OF THE FUND

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. When interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. Rising interest rates may also lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell its bond investments at any given time.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that changing interest rates may adversely affect the Fund.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk is heightened in a changing interest rate or volatile environment, particularly for fixed-income or other debt instruments.

U.S. Government Securities Risk. There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Fannie Mae or Freddie Mac, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For

www.alpsfunds.com	3

example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. Emerging market countries may have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Foreign Currency Risk. The value of the Fund’s investments denominated in foreign currencies may fluctuate relative to the value of the U.S. dollar. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. The Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. OTC swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative

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may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Forward Currency Contracts Risk. A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Fund’s benchmark index, which represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	7.37%	June 30, 2020
Lowest Quarterly Return	-6.49%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	6.24%	2.49%	2.93%
Return After Taxes on Distributions	4.71%	1.15%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	3.66%	1.33%	1.55%
Bloomberg US Aggregate Bond Index*,‡(reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Tim Anderson, CFA, and Kevin Nicholson, CFA, are the co-portfolio managers of the Fund. Mr. Anderson has served as a portfolio manager of the Fund since its inception in October 2013. Mr. Nicholson has served as a portfolio manager of the Fund since March 2020.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the NYSE Arca under the ticker symbol RIGS, and because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the RiverFront Strategic Income Fund. ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

RiverFront Strategic Income Fund

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

RiverFront is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. When interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. Negative or very low interest rates could magnify the risks associated with interest rates risk. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

The average duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser manages the Fund’s portfolio so that it has an average duration of between two and ten years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security; however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in the Fund’s portfolio, the more sensitive the Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is

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an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not fully realize the anticipated earnings from the investment, and this may result in the Fund being forced to reinvest proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that changing interest rates may adversely affect the Fund.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund may invest up to an aggregate amount of 15% of its assets in illiquid assets (calculated at the time of investment) which may include securities that are offered pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”) deemed illiquid by the Sub-Adviser. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. However, such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk may also result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities, which may occur to the extent traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or exchange-traded funds may be higher than normal, causing increased supply in the market due to selling activity.

U.S. Government Securities Risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of U.S. government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by (1) the full faith and credit of the U.S.; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the U.S. in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material negative impact on the Fund.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. The Sub-Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or

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instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. Emerging market countries may have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s investments consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Foreign Currency Risk. The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Foreign Currency Transaction Risk. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may lower the Fund’s return. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other ETFs and/or closed-end funds which invest in fixed income securities. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

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Risk of Cash Transactions. The Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on the gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date, than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which would be higher than if the Fund sold and redeemed its Shares in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

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Forward Currency Contracts Risk. A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. Changes in the value of the swap agreement may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For swap agreements traded on exchanges, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange itself.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. None of the Fund, the Adviser or the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest part of its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts. The Fund may also invest, to a limited extent, in municipal securities. The Fund may invest up to 5% of its assets in MBS (which may include commercial mortgage-backed securities (“CMBS”)) or other asset-backed securities issued or guaranteed by private entities. The Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk

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that, as a result of an economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations.

Risks of Private Mortgage and Asset-Backed Securities. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments issued or guaranteed by private entities. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased after 2007 and may continue to increase, and a decline in or flattening of housing values (as had been experienced after 2007 and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. This means that it may be harder to buy and sell MBS, especially on short notice, and MBS may be more difficult for the Fund to value accurately than other fixed income instruments.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain MBS in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits that include Fannie Mae mortgages) are not considered government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

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Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities

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and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides equal to 0.11% of the Fund’s average daily net assets.

Sub-Adviser

RiverFront Investment Group, LLC acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust (the “Sub Advisory Agreement”). RiverFront, established in April 2008, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-adviser to a series of mutual funds and ETFs. As of December 31, 2023, RiverFront had approximately $9.6 billion in assets under advisement (discretionary and non-discretionary assets).

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, RiverFront furnishes an investment program for the Fund and manages the investment operations and composition of the Fund. The Fund, and not the Adviser, pays the Sub-Adviser an annual management fee for the services the Sub-Adviser provides equal to 0.35% of the Fund’s average daily net assets.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The individuals listed below are members of the investment management team at RiverFront that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Tim Anderson, CFA

Mr. Anderson serves as the firm’s Lead Multi-Asset Portfolio Manager. Mr. Anderson co-manages the Fund and in that capacity is primarily responsible for determining the specific fixed income securities and alternative investments (and related ETFs) to buy and sell for the Fund. Mr. Anderson has served as portfolio manager of the Fund since its inception in September 2013. Mr. Anderson served as Global Fixed Income Co-CIO from January 2018. From 2008 to 2018 he served as RiverFront’s Chief Fixed Income Officer. Previously, he was Chief Fixed Income Strategist for Wachovia Securities since 2004. Prior to 2004, he was the senior high yield trader

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for Calamos Investments and high yield portfolio manager for Harris Investment Management. He has more than 25 years of investment experience. Mr. Anderson received his BS from DePaul University and his MBA from the University of Chicago.

Kevin Nicholson, CFA

Kevin serves as Global Fixed Income CIO and is a co-manager of the Fund. He previously served as the Chief Market Strategist and was responsible for raising and deploying cash in the portfolios, as well as determining which asset classes to use as funding or investment sources when making the tactical allocation decisions in the RiverFront strategies. Kevin’s career has spanned over 25 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. Kevin serves on the firm’s Investment Committee as well as the Leadership Team. Kevin earned a BA in Business and Economics from Randolph-Macon College and an MBA from Virginia Commonwealth University. He earned his Chartered Financial Analyst® designation in 2014.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol RIGS.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be

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valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities, if any, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per

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Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $300 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $300 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or their affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or their affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest

www.alpsfunds.com	17

between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or their affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

18	Prospectus | March 31, 2024

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short -term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, is available at www.alpsfunds.com.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

20	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Strategic Income Fund

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.65	$24.53	$24.79	$24.69	$24.27

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.78	0.55	0.55	0.81	0.94
Net realized and unrealized gain/(loss)	(0.12)	(1.82)	(0.18)	0.13 (b)	0.48
Total from investment operations	0.66	(1.27)	0.37	0.94	1.42

DISTRIBUTIONS:
From net investment income	(0.78)	(0.61)	(0.63)	(0.84)	(1.00)
Total distributions	(0.78)	(0.61)	(0.63)	(0.84)	(1.00)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)	(1.88)	(0.26)	0.10	0.42
NET ASSET VALUE, END OF PERIOD	$22.53	$22.65	$24.53	$24.79	$24.69
TOTAL RETURN(c)	2.98%	(5.20)%	1.52%	3.95%	5.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$111,513	$104,759	$142,893	$118,984	$167,889

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.47%	2.35%	2.23%	3.32%	3.83%
Portfolio turnover rate(d)	52%	24%	50%	54%	44%

(a)	Based on average shares outstanding during the period.
(b)

Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund’s portfolio.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.513.5856

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Sub-Adviser

RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, Virginia 23219

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP

1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	7
Additional Information About Principal Investment Strategies	7
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	11
Additional Risk Considerations	11
Investment Advisory Services	13
Purchase and Redemption of Shares	14
How to Buy and Sell Shares	15
Frequent Purchases and Redemptions	17
Fund Service Providers	17
Federal Income Taxation	18
Other Information	19
Financial Highlights	19
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

Riverfront Dynamic Core Income ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks total return, with an emphasis on income as the source of that total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.51%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.52%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167	$291	$652

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund allocates its investments based upon the analysis of RiverFront Investment Group, LLC (“RiverFront”, or the “Sub-Adviser”) of the pertinent economic and market conditions, as well as yield, maturity, credit and currency considerations.

The Fund’s portfolio is constructed by RiverFront through a two-step process. The first step involves setting the strategic allocation among a broad array of fixed income asset classes, with the objective being to construct an allocation that is designed to balance the probability of upside returns with downside risks, assuming a five-year time horizon.

The second step involves RiverFront tactically adjusting these allocations as market conditions warrant and determining security selection within the asset classes in order to seek to maximize potential returns. The Fund’s allocation across long-term, medium-term and short-term investment grade securities, long-term and short-term high yield securities and emerging market debt is adjusted at least annually, but may be adjusted more frequently if, in the sole discretion of RiverFront, market conditions warrant. RiverFront’s allocation decisions will be based on a quantitative methodology, the inputs for which reflect RiverFront’s qualitative judgements about market conditions.

The Fund may purchase fixed income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“government entities”) or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development (“supranational entities”). The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in fixed income securities.

The Fund has established a credit rating criteria for the fixed income securities in which it may invest, and it may invest up to 15% in high yield securities (“junk bonds”). Junk bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. The Sub-Adviser considers the credit ratings assigned by NRSROs as one of several factors in its independent credit analysis of issuers.

The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers in developed markets. The Fund may invest up to 10% of its assets in securities denominated in foreign currencies and up to 10% of its assets in securities of issuers located in emerging markets. In certain circumstances,

2	Prospectus | March 31, 2024

the Sub-Adviser may attempt to offset a portion or all of the foreign currency exposure in these securities by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may elect to enter into swap contracts that effectively bundle the purchase of foreign bonds and the hedging of foreign currency into a single transaction.

The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between two and eight years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes. The longer the duration, the more sensitive the Fund’s portfolio will be to a change in interest rates. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration.

PRINCIPAL RISKS OF THE FUND

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. When interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. Rising interest rates may also lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell its bond investments at any given time.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that changing interest rates may adversely affect the Fund.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk is heightened in a changing interest rate or volatile environment, particularly for fixed-income or other debt instruments.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity

www.alpsfunds.com	3

and prohibitions on the repatriation of assets. Emerging market countries may have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. Economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Foreign Currency Risk. The value of the Fund’s investments denominated in foreign currencies may fluctuate relative to the value of the U.S. dollar. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

Risk of Investment in Other Investment Companies. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. The Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were

4	Prospectus | March 31, 2024

to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. The Fund’s use of swap agreements may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. OTC swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Fund’s benchmark index, which represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	6.54%	December 31, 2023
Lowest Quarterly Return	-5.33%	March 31, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	Since Inception (June 13, 2016)
Return Before Taxes	5.90%	1.77%	1.29%
Return After Taxes on Distributions	4.35%	0.68%	0.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.46%	0.93%	0.56%
Bloomberg US Aggregate Bond Index*‡ (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	0.95%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Tim Anderson, CFA, and Kevin Nicholson, CFA, are the co-portfolio managers of the Fund. Mr. Anderson has served as a portfolio manager of the Fund since its inception in June 2016. Mr. Nicholson has served as a portfolio manager of the Fund since March 2020.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol RFCI, and because Shares

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will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Prospectus | March 31, 2024

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company currently consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the RiverFront Dynamic Core Income ETF (the “Fund”). ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

RIVERFRONT DYNAMIC CORE INCOME ETF

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

RiverFront is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. When interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. Negative or very low interest rates could magnify the risks associated with interest rate risk. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

The average duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser manages the Fund’s portfolio so that it has an average duration of between two and eight years under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security; however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in the Fund’s portfolio, the more sensitive the Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is

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an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Even if an established secondary market exists, less active markets diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and therefore give rise to valuation risk.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not fully realize the anticipated earnings from the investment, and this may result in the Fund being forced to reinvest proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that changing interest rates may adversely affect the Fund.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund may invest up to an aggregate amount of 15% of its assets in illiquid assets (calculated at the time of investment), which may include securities that are offered pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”), deemed illiquid by the Sub-Adviser. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. However, such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk may also result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities, which may occur to the extent traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or exchange-traded funds may be higher than normal, causing increased supply in the market due to selling activity.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Additionally, financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. The Sub-Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. Emerging market countries may have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or

8	Prospectus | March 31, 2024

inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s investments consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Foreign Currency Risk. The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Foreign Currency Transaction Risk. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may lower the Fund’s return. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the Securities and Exchange Commission (the “SEC”), the Fund may acquire shares in other ETFs, business development companies, and/or closed-end funds which invest in fixed income securities. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, an investment vehicle for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a more limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Risk of Cash Transactions. The Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which would be higher than if the Fund sold and redeemed its Shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the

10	Prospectus | March 31, 2024

two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a bank, dealer or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest part of its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts. The Fund may also invest, to a limited extent, in municipal securities. The Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of an economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system

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failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.51% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

With respect to the Fund, the unitary advisory fee as a percentage of net assets is subject to the following breakpoint: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.

Sub-Adviser

RiverFront Investment Group, LLC acts as the Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub Advisory Agreement”). RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-advisor to a series of mutual funds and ETFs. As of December 31, 2023, RiverFront had approximately $9.6 billion in assets under advisement (discretionary and non-discretionary).

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, RiverFront furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to

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be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The individuals listed below are members of the investment management team at RiverFront that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Tim Anderson, CFA

Mr. Anderson serves as the firm’s Lead Multi-Asset Portfolio Manager. Mr. Anderson co-manages the Fund and in that capacity is primarily responsible for determining the specific fixed income securities and alternative investments (and related ETFs) to buy and sell for the Fund. Mr. Anderson has served as portfolio manager of the Fund since its inception in June 2016. Mr. Anderson served as Global Fixed Income Co-CIO from January 2018. From 2008 to 2018 he served as RiverFront’s Chief Fixed Income Officer. Previously, he was Chief Fixed Income Strategist for Wachovia Securities since 2004. Prior to 2004, he was the senior high yield trader for Calamos Investments and high yield portfolio manager for Harris Investment Management. He has more than 25 years of investment experience. Mr. Anderson received his BS from DePaul University and his MBA from the University of Chicago.

Kevin Nicholson, CFA

Kevin serves as Global Fixed Income CIO and is a co-manager of the Fund. He previously served as the Chief Market Strategist and was responsible for raising and deploying cash in the portfolios, as well as determining which asset classes to use as funding or investment sources when making the tactical allocation decisions in the RiverFront strategies. Kevin’s career has spanned over 25 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. Kevin serves on the firm’s Investment Committee as well as the Leadership Team. Kevin earned a BA in Business and Economics from Randolph-Macon College and an MBA from Virginia Commonwealth University. He earned his Chartered Financial Analyst® designation in 2014.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol RFCI.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

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How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities, if any, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and accepted by the transfer agent, or purchase through a dealer that has

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entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $350 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $350 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation

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Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or their affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or their affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or their affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent for the Fund.

State Street Bank and Trust Company is the custodian, and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

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Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in

18	Prospectus | March 31, 2024

economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	19

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Dynamic Core Income ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.23	$25.35	$26.21	$25.22	$23.52

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	0.47	0.47	0.50	0.68
Net realized and unrealized gain/(loss)	(0.29)	(2.71)	(0.87)	0.99	1.70
Total from investment operations	0.46	(2.24)	(0.40)	1.49	2.38

DISTRIBUTIONS:
From net investment income	(0.78)	(0.50)	(0.46)	(0.50)	(0.68)
From net realized gains	—	(0.38)	—	—	—
Total distributions	(0.78)	(0.88)	(0.46)	(0.50)	(0.68)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.32)	(3.12)	(0.86)	0.99	1.70
NET ASSET VALUE, END OF PERIOD	$21.91	$22.23	$25.35	$26.21	$25.22
TOTAL RETURN(b)	2.12%	(9.02)%	(1.51)%	5.97%	10.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$25,738	$43,341	$117,873	$112,724	$134,951
Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	3.40%	2.03%	1.83%	1.94%	2.74%
Portfolio turnover rate(c)	54%	50%	45%	11%	6%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

20	Prospectus | March 31, 2024

Intentionally Left Blank

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Sub-Adviser

RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, Virginia 23219

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www. alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
RiverFront Dynamic US Dividend Advantage ETF	2
Introduction—ALPS ETF Trust	6
Additional Information About the Fund’s Principal Investment Strategies	6
Additional Information About the Fund’s Principal Investment Risks	6
Secondary Investment Strategies	8
Additional Risk Considerations	9
Investment Advisory Services	11
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	16
Fund Service Providers	16
Federal Income Taxation	16
Other Information	17
Financial Highlights	18
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

RiverFront Dynamic US Dividend Advantage ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation and dividend income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.52%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$53	$167	$291	$652

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

In selecting the Fund’s portfolio securities, RiverFront Investment Group, LLC, the Fund’s sub-adviser (“RiverFront” or the “Sub-Adviser”), assembles a portfolio of eligible securities based on several core attributes, including, but not limited to, value, quality and momentum. The Sub-Adviser will consider multiple proprietary factors within each core attribute, such as the price-to-book value of a security when determining value, a company’s cash as a percentage of the company’s market capitalization when determining quality and a security’s three month relative price change when determining momentum. Additionally, within a given sector, security selection will emphasize companies offering a meaningful dividend yield premium over alternative investments within that sector. The Sub-Adviser then assigns each qualifying security a score based on its core attributes, including its dividend yield, and selects the individual securities with the highest scores for investment. In doing so, the Sub-Adviser utilizes its proprietary optimization process to maximize the percentage of high-scoring securities included in the portfolio in accordance with sector and risk factor (e.g., beta, quality, volatility) limitations, subject to the Sub-Adviser’s fundamental active overlay. The Sub-Adviser will also consider the market capitalization of the companies in which the Fund may invest, the potential for dividend income, and the trading volume of a company’s shares in the secondary market. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Adviser may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund considers a “U.S. issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States. The Fund may invest significantly in companies involved in the financial services sector.

The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in equity securities.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections

2	Prospectus | March 31, 2024

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF

“Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in the Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Real Estate Investment Risk. The Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. As the manager of the Fund and the portfolios, the Sub-Adviser

www.alpsfunds.com	3

is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in the Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Liquidity Risk. The Fund may invest in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. Liquidity risk is heightened in a changing interest rate or volatile environment.

Momentum Investing Risk. The Fund may employ in part a “momentum” style methodology that emphasizes selecting securities that have had higher recent price performance compared to other securities. The Fund may be subject to more risk because securities in which the Fund invests based on momentum may be more volatile than a broad cross-section of securities or the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in seeking to achieve its investment objective. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for a certain time period compare with the Fund’s benchmark index, which represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	20.27%	June 30, 2020
Lowest Quarterly Return	-22.17%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4	Prospectus | March 31, 2024

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Year	Since Inception (June 6, 2016)
Return Before Taxes	17.14%	13.70%	11.28%
Return After Taxes on Distributions	16.29%	13.04%	10.61%
Return After Taxes on Distributions and Sale of Fund Shares	10.58%	10.87%	8.99%
S&P 500® Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.41%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Adam Grossman, CFA, Global Equity CIO, and Chris Konstantinos, CFA, Chief Investment Strategist, are the co-portfolio managers of the Fund. Mr. Grossman and Mr. Konstantinos have served as portfolio managers of the Fund since its inception in June 2016.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol RFDA, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	5

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the RiverFront Dynamic US Dividend Advantage ETF (the “Fund”). ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

RIVERFRONT DYNAMIC US DIVIDEND ADVANTAGE ETF

Investment Objective

The Fund seeks to provide capital appreciation and dividend income. The Board of Trustees of the Trust may change the Fund’s investment objective without shareholder approval, except as otherwise indicated.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. The Fund’s investment objective and 80% investment policy are not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

RiverFront is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs recessions, supply chain disruptions and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively

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impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Quantitative Methodology Risk. The Sub-Adviser uses certain quantitative methodologies to help assess the criteria of issuers to be included in a Fund’s portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-sized companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-sized companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Real Estate Investment Risk. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. In addition, like mutual funds and ETFs, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.

REITs are also subject to unique federal tax requirements. REITs that fail to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of such REIT and the characterization of such REIT’s distributions, and REITs that fail to comply with the federal tax requirement that REITs distribute substantially all of their net income to their respective shareholders may result in such REITs having insufficient capital for future expenditures. The failure of one or more companies to qualify as REITs could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such companies.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. Internal Revenue Service regulations allow a regulated investment company such as the Fund to pass

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through to shareholders such taxable ordinary dividends from REITs. Accordingly, individual and certain other non-corporate shareholders of a regulated investment company that have received such taxable ordinary dividends from REITs may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Momentum Investing Risk. The Fund may employ in part a “momentum” style methodology that emphasizes selecting securities that have had higher recent price performance compared to other securities. The Fund may be subject to more risk because securities in which a Fund invests based on momentum may be more volatile than a broad cross-section of securities or the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Disciplined adherence to a “value” investment style during a period in which that style is “out of favor” can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Asset Allocation Program Risk. The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including the Fund and other ETFs, to obtain targeted amounts of exposure to different asset classes. The Fund was developed to serve as, and will serve as, investment vehicles for such asset allocation portfolios. As the manager of the Fund and the portfolios, the Sub-Adviser is likely to encounter conflicts of interest. For example, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in a Fund. Under such circumstances, the Sub-Adviser would liquidate some or all of the portfolios’ investments in the Fund, which could adversely affect the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and do not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a more limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest part of its remaining assets in preferred stocks, convertible stocks, depositary receipts, business development companies (“BDCs”), master limited partnerships (“MLPs”), money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, and in swaps, options and futures and forward contracts. The Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

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The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Borrowing and Leverage Risks. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cash Transactions Risk. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund may effect a portion of redemptions for cash, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize gain they might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if they were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed their shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets. The Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund incurring losses on the sale of illiquid or restricted securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s

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distributions. Certain securities in which the Fund invests may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Fund to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

BDC Risk. Investments in BDCs may be subject to a high degree of risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to management and other expenses, which will be indirectly paid by the Fund.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other ETFs, closed-end funds and/or business development companies. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would

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not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic US Dividend Advantage ETF	0.52%

With respect to the Fund, the unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Sub-Adviser

RiverFront Investment Group, LLC acts as the Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub Advisory Agreement”). RiverFront is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-advisor to a series of mutual funds and ETFs.

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As of December 31, 2023, RiverFront had approximately $9.6 billion in assets under advisement (discretionary and non-discretionary assets).

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, RiverFront furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day management of the Fund. The individuals listed below are members of the investment management team at RiverFront that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Adam Grossman, CFA

Mr. Grossman is the firm’s Global Equity CIO and serves on the firm’s Leadership Team. Mr. Grossman co-manages the Fund and in that capacity is the primary decision maker regarding security selection within the Fund. Mr. Grossman has served as a portfolio manager on the Fund since its inception in June 2016. He brings over a decade’s worth of industry experience in quantitative investing, risk management and portfolio analytics. Prior to joining RiverFront, Mr. Grossman worked at the Virginia Retirement System (VRS), where he managed International Equity and REIT Portfolios and developed research on equity selection and portfolio construction. He began his investment career as a fixed income analyst at VRS. Mr. Grossman earned a BS from Baldwin-Wallace College with a double major in Mathematical Economics and Finance, and an MA in Financial Economics from Virginia Commonwealth University. He received his CFA designation in 2009.

Chris Konstantinos, CFA

Mr. Konstantinos is a co-manager of the Fund. In this role, he is responsible for both asset allocation and selection decisions. He is the Chief Investment Strategist of RiverFront and also serves on the firm’s Leadership Team. Mr. Konstantinos has been with RiverFront since the company’s founding in 2008. He began his career in 2000 as a corporate finance analyst in the Technology sector at a predecessor to Wachovia Securities. He joined Wachovia’s Advisory Services Group in 2002 as an equity strategist, and worked in various capacities within equity strategy and portfolio management until his departure in 2008. Mr. Konstantinos earned his BS in Business Administration from the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill. Mr. Konstantinos received his CFA designation in 2013 and holds FINRA Series 7 and 66 licenses.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol set forth below:

Name of Fund	NYSE Arca Ticker Symbol
RiverFront Dynamic US Dividend Advantage ETF	RFDA

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of a Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

The Fund’s equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or

www.alpsfunds.com	13

less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of a Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and be accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $300 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate

14	Prospectus | March 31, 2024

a Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $300 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or their affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or their affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or their affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund

www.alpsfunds.com	15

realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

16	Prospectus | March 31, 2024

A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, a Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

www.alpsfunds.com	17

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

18	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

RiverFront Dynamic US Dividend Advantage ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$44.76	$44.92	$37.03	$33.98	$31.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.25	1.46	0.62	0.56	0.65
Net realized and unrealized gain/(loss)	0.89	(0.21)	7.90	3.08	2.81
Total from investment operations	2.14	1.25	8.52	3.64	3.46

DISTRIBUTIONS:
From net investment income	(1.22)	(1.41)	(0.63)	(0.59)	(0.67)
Total distributions	(1.22)	(1.41)	(0.63)	(0.59)	(0.67)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.92	(0.16)	7.89	3.05	2.79
NET ASSET VALUE, END OF PERIOD	$45.68	$44.76	$44.92	$37.03	$33.98
TOTAL RETURN(b)	4.96%	2.86%	23.13%	10.92%	11.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$73,081	$92,881	$132,524	$133,294	$130,828

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.84%	3.23%	1.47%	1.68%	2.05%
Portfolio turnover rate(c)	50%	104%	0%	75%	64%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Sub-Adviser

RiverFront Investment Group, LLC
1214 East Cary Street
Richmond, Virginia 23219

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www. alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF) (NYSE ARCA: RFFC)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF)	2
Introduction—ALPS ETF Trust	6
Additional Information About the Fund’s Principal Investment Strategies	6
Additional Information About the Fund’s Principal Investment Risks	6
Secondary Investment Strategies	8
Additional Risk Considerations	8
Investment Advisory Services	11
Purchase and Redemption of Shares	12
How to Buy and Sell Shares	12
Frequent Purchases and Redemptions	15
Fund Service Providers	15
Federal Income Taxation	15
Other Information	16
Financial Highlights	16
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF) (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.48%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$49	$154	$269	$603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets in a portfolio of equity securities. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

The primary decision factor in selecting the Fund’s portfolio’s securities is the combination of dividend-paying stocks and stocks determined to have high or improving return on invested capital (“ROIC”). In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers typically apply a “bottom up” approach in choosing investments. Due to the nature of the securities in which the Fund invests, the Fund may have relatively high portfolio turnover compared to other funds. The portfolio managers use a disciplined sell strategy for the Fund. The portfolio managers may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a security that would make it expensive relative to the other securities held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. Portfolio managers can also sell any security at their discretion based on changes in expected valuation, volatility or other statistical or fundamental parameters.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund will normally invest at least 75% of its net assets in securities of U.S. issuers. The Fund considers a “U.S. issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States. The Fund may invest substantially in companies in the financial services sector. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in equity securities.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

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ALPS ACTIVE EQUITY OPPORTUNITY ETF

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Real Estate Investment Risk. The Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Liquidity Risk. The Fund may invest in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. Liquidity risk is heightened in a changing interest rate environment.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an

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issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in seeking to achieve its investment objective. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

FUND PERFORMANCE

On June 1, 2023, ALPS Advisors, Inc., the Fund’s investment adviser, assumed all responsibility for selecting the Fund’s investments and certain of the Fund’s principal investment strategies changed. Performance figures shown below for periods before June 1, 2023 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund pursuant to the prior principal investment strategies. Consequently, the Fund’s total returns shown below for the periods prior to June 1, 2023 are not necessarily indicative of the performance of the Fund, as it is currently managed. The following bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for a certain time period compares with the average annual returns of the Fund’s benchmark index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	22.32%	June 30, 2020
Lowest Quarterly Return	-25.22%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	Since Inception (June 6, 2016)
Return Before Taxes	19.56%	11.70%	10.13%
Return After Taxes on Distributions	19.13%	11.35%	9.77%
Return After Taxes on Distributions and Sale of Fund Shares	11.82%	9.28%	8.12%
S&P Composite 1500® Index* (reflects no deduction for fees, expenses or taxes)	25.47%	15.39%	13.12%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	15.47%	13.20%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”).

PORTFOLIO MANAGER

Laton Spahr, President of ALPS Advisors, and Eric Hewitt, Director of Research of ALPS Advisors, have been portfolio managers of the Fund since June 1, 2023.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol RFFC, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

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ALPS ACTIVE EQUITY OPPORTUNITY ETF

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the ALPS Active Equity Opportunity ETF (the “Fund”). ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for portfolio securities, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS ACTIVE EQUITY OPPORTUNITY ETF

Investment Objective

The Fund seeks to provide capital appreciation. The Board of Trustees of the Trust may change the Fund’s investment objective without shareholder approval, except as otherwise indicated.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund’s investment objective and 80% investment policy are not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

The Adviser is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs recessions, supply chain disruptions and related geopolitical events. The value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or

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industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-sized companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-sized companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Real Estate Investment Risk. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. In addition, like mutual funds and ETFs, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.

REITs are also subject to unique federal tax requirements. REITs that fail to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of such REIT and the characterization of such REIT’s distributions, and REITs that fail to comply with the federal tax requirement that REITs distribute substantially all of their net income to their respective shareholders may result in such REITs having insufficient capital for future expenditures. The failure of one or more companies to qualify as REITs could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such companies.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. Internal Revenue Service regulations allow a regulated investment company such as the Fund to pass through to shareholders such taxable ordinary dividends from REITs. Accordingly, individual and certain other non-corporate shareholders of a regulated investment company that have received such taxable ordinary dividends from REITs may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025.

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REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Value Investing Risk. Value securities may present risks in addition to the general risks associated with investing in securities. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Disciplined adherence to a “value” investment style during a period in which that style is “out of favor” can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a more limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest part of its remaining assets in preferred stocks, convertible stocks, depositary receipts, business development companies (“BDCs”), master limited partnerships (“MLPs”), money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, and in swaps, options and futures and forward contracts. The Fund may also invest in money market instruments, cash, or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Borrowing and Leverage Risks. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cash Transactions Risk. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level

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and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed their shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Derivatives Risk. Derivatives are financial instruments, such as futures, swaps and options, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at the price at which a Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of a Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which a Fund’s operations require cash and could result in the Fund incurring losses on the sale of illiquid or restricted securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Certain securities in which the Fund invests may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Fund to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

BDC Risk. Investments in BDCs may be subject to a high degree of risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to management and other expenses, which will be indirectly paid by the Fund.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other ETFs, closed-end funds and/or business development companies. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and

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other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of

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the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
ALPS Active Equity Opportunity ETF	0.48%

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser, if any, and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Funds of the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day management of the Fund. The individuals listed below are members of the investment management team at the Adviser that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Laton Spahr

Mr. Spahr is the President of the Adviser, and has served as portfolio manager of the Fund since June 1, 2023. Prior to his association with the Adviser, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for OppenheimerFunds from 2013 to 2019. Mr. Spahr holds an MS from the University of Wisconsin

Eric Hewitt

Mr. Hewitt is the Director of Research of the Adviser and has served as portfolio manager of the Fund since June 1, 2023. Prior to his association with the Adviser, Mr. Hewitt was a Senior

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Portfolio Manager for OppenheimerFunds from 2013 to 2019 on the Value & Income Team. Mr. Hewitt holds an MBA in Finance from the University of Minnesota.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that The Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
ALPS Active Equity Opportunity ETF	RFFC

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of a Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

The Fund’s equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and

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asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and be accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

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A fixed creation transaction fee of $300 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $300 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

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The Fund typically earns interest from debt securities it holds, if any. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

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A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

16	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF)

	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$42.66		$45.99	$37.58	$34.70	$32.79

INCOME FROM OPERATIONS:
Net investment income(a)	0.66		0.48	0.42	0.45	0.48
Net realized and unrealized gain/(loss)	2.62		(3.23)	8.43	2.87 (b)	1.93
Total from investment operations	3.28		(2.75)	8.85	3.32	2.41

DISTRIBUTIONS:
From net investment income	(0.65)		(0.57)	(0.44)	(0.44)	(0.50)
Tax return of capital	—		(0.01)	—	—	—
Total distributions	(0.65)		(0.58)	(0.44)	(0.44)	(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.63		(3.33)	8.41	2.88	1.91
NET ASSET VALUE, END OF PERIOD	$45.29		$42.66	$45.99	$37.58	$34.70
TOTAL RETURN(c)	7.81%		(5.98)%	23.65%	9.75%	7.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$23,780		$28,799	$51,735	$71,400	$126,662

Ratio of expenses to average net assets	0.50	%(e)	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.55%		1.10%	0.97%	1.34%	1.46%
Portfolio turnover rate(d)	129%		113%	5%	99%	98%

(a)	Based on average shares outstanding during the period.
(b)

Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund’s portfolio.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(e)	Effective June 1, 2023, the investment adviser fee changed from 0.52% to 0.48%.

www.alpsfunds.com	17

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www. alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

PROSPECTUS

ALPS ETF TRUST | March 31, 2024

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

An ALPS Advisors Solution

Table of

alpsfunds.com

1-866-759-5679

Summary Section

BARRON’S 400SM ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400SM Index (ticker symbol B400) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from MarketGrader’s U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

2	Prospectus | March 31, 2024

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc., (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ending 12/31)

Highest Quarterly Return	25.45%	June 30, 2020
Lowest Quarterly Return	-26.90%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	18.19%	13.09%	8.63%
Return After Taxes on Distributions	17.84%	12.80%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares	11.02%	10.47%	7.02%
Barron’s 400 IndexSM* (reflects no deduction for fees, expenses or taxes)	18.85%	13.83%	9.34%
Bloomberg US 1000 Index*,‡ (reflects no deductions for fees, expenses or taxes)	26.66%	15.47%	11.76%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

www.alpsfunds.com	3

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGER

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol BFOR and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2024

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This prospectus relates to the Barron’s 400SM ETF.

The Fund’s Shares are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the NAV of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

Barron’s 400SM ETF

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Index Provider, utilizing the Underlying Index methodology, selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The 400 stocks that are selected for inclusion in the portfolio are equally weighted.

The MarketGrader U.S. Coverage Universe is composed of equity securities of U.S. companies. The selection criteria for the MarketGrader U.S. Coverage Universe include market capitalization, trading volume, institutional holdings, and conversion rules (for companies with multiple share classes). All constituents of the Underlying Index must be constituents of the MarketGrader U.S. Coverage Universe.

Companies deleted from the MarketGrader U.S. Coverage Universe that are constituents of the Underlying Index are also deleted from the Underlying Index and the deleted stock’s weight is distributed equally among the remaining Underlying Index constituents, until the next semiannual rebalancing date, when a replacement stock is added.

Stocks in the index universe are evaluated for inclusion in the Underlying Index as follows:

1.

Stocks that have reported quarterly or annual results within the past six months are analyzed by MarketGrader to determine the strength of their fundamentals in four key areas: growth, value, profitability and cash flow.

2.	Stocks with the highest ratings based on the MarketGrader analyses of those four areas are put on a selection list for possible inclusion in the Underlying Index.
3.	Stocks on the selection list are then screened by MarketGrader using the following rules-based criteria:
a.	Real estate investment trusts (“REITs”) are not eligible for Underlying Index selection.
b.	The number of selections in the same MarketGrader Sector cannot exceed 20% of the Underlying Index (80 companies) for diversification.
c.	All selections must have a minimum three-month average daily trading dollar value of $2 million.
d.	All selections must have a minimum float-adjusted market cap of $250 million.
e.	At least 25% of all selections (100 companies) must have a total market cap of at least $3 billion.
4.	The top 400 companies that pass all above screens are included in the Underlying Index.

The Underlying Index was developed by the Index Provider and its publication began on August 29, 2007. NYSE Arca serves as the Underlying Index’s calculation agent. Underlying Index values are distributed to the public via the NYSE Global Index Feed throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “B400.”

www.alpsfunds.com	5

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the

6	Prospectus | March 31, 2024

construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its total assets in the shares of the equity securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. ALPS Advisors, Inc. (the “Adviser”) anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the ALPS Advisors, Inc. (the “Adviser”) to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval.

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Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also

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involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

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Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol BFOR.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated

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as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

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Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and amounts of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the

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distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (“1940 Act”) carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Index Provider was founded in 2011 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with Dow Jones & Company (the “DJ Master License Agreement”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

Disclaimers

The Fund is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of an Underlying Index to track performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR

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ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of Dow Jones & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by Dow Jones or its affiliates. Dow Jones and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. Dow Jones and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones. Dow Jones has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. Dow Jones and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. Dow Jones and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN Dow Jones AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax

14	Prospectus | March 31, 2024

requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

www.alpsfunds.com	15

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

16	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

BARRON’S 400SM ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$58.02	$62.39	$47.32	$42.04	$40.42

INCOME FROM OPERATIONS:
Net investment income(a)	0.91	0.75	0.52	0.43	0.44
Net realized and unrealized gain/(loss)	(0.02)	(4.55)	15.05	5.14	1.51
Total from investment operations	0.89	(3.80)	15.57	5.57	1.95

DISTRIBUTIONS:
From net investment income	(0.89)	(0.57)	(0.50)	(0.29)	(0.33)
Total distributions	(0.89)	(0.57)	(0.50)	(0.29)	(0.33)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.00	(4.37)	15.07	5.28	1.62
NET ASSET VALUE, END OF PERIOD	$58.02	$58.02	$62.39	$47.32	$42.04
TOTAL RETURN(b)	1.67%	(6.18)%	33.18%	13.33%	5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$131,987	$139,248	$155,968	$118,293	$147,150

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.63%	1.32%	0.90%	1.08%	1.10%
Portfolio turnover rate(c)	83%	94%	91%	83%	109%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

www.alpsfunds.com	17

For More Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.barrons400etf.com ● www.alpsfunds.com	Dealers ● www.barrons400etf.com ● www.alpsfunds.com ● Distributor Telephone: 866.432.2926

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
Tax-Advantaged Product Structure	6
ALPS Medical Breakthroughs ETF	6
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	9
Additional Risk Considerations	10
Investment Advisory Services	11
Purchase and Redemption of Shares	12
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	15
Fund Service Providers	15
Index Provider	15
Disclaimers	16
Federal Income Taxation	17
Other Information	18
Financial Highlights	18
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS MEDICAL BREAKTHROUGHS ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the S-Network® Medical Breakthroughs Index (ticker symbol PMBI) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration (“FDA”) clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. As of December 31, 2023, the Underlying Index had 93 constituents. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December. The stocks in the Underlying Index are reviewed and rebalanced on the third Friday of the last month of each calendar quarter. The Underlying Index uses a modified capitalization weighting methodology, meaning components are weighted according to the total market value of their outstanding shares, which is not adjusted for the number of shares available for trading (“float”). The index weight of the largest stock is capped at 4.5%, and the excess weight is redistributed proportionately over the remainder of the Underlying Index. Share weights are based on prices as of the close of trading on the Thursday prior to the second Friday of the rebalancing month. In addition to the scheduled quarterly reviews, the Underlying Index is reviewed on an ongoing basis.

The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as

2	Prospectus | March 31, 2024

common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself currently is concentrated in the biotechnology industry and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Biotechnology Industry Risk. Biotechnology companies are subject to various risks, including the loss or impairment of patents or intellectual property rights and significant costs associated with developing, procuring and/or marketing of new drugs, products or technologies. Biotechnology companies may also experience difficulties obtaining financing and government approvals, sudden and dramatic changes in their stock price, and adverse effects resulting from government regulation. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. Liquidity risk is heightened in a changing interest rate or volatile environment, particularly for fixed-income or other debt instruments.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (“NYSE Arca”). ALPS Advisors, Inc. (the “Adviser”) cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the

www.alpsfunds.com	3

average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	33.88%	December 31, 2019
Lowest Quarterly Return	-30.81%	March 31, 2016

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	Since Inception (December 30, 2014)
Return Before Taxes	8.17%	3.17%	3.82%
Return After Taxes on Distributions	8.07%	3.15%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.84%	2.44%	2.90%
S-Network® Medical Breakthroughs Index* (reflects no deduction for fees, expenses or taxes)	8.39%	3.58%	4.21%
NASDAQ Biotechnology Index* (reflects no deduction for fees, expenses or taxes)	4.59%	8.26%	4.18%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	15.47%	11.49%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker, Mr. Hicks and Mr. Perkins have each served in such capacity since March 2015, March 2016, and March 2024 respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on NYSE Arca under the ticker symbol SBIO, and because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

4	Prospectus | March 31, 2024

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This prospectus relates to the ALPS Medical Breakthroughs ETF.

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Medical Breakthroughs ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Underlying Index was created by S-Network® Global Indexes, Inc. (the “Index Provider”) to provide a means of generally tracking the performance of small- and mid-cap biotechnology stocks that have one or more drugs in either Phase II or Phase III FDA clinical trials. The Underlying Index is disseminated publicly through sources such as Reuters and Bloomberg.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser to use the Underlying Index (the “License Agreement”).

Underlying Index Construction

The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. The Underlying Index is compiled by the Index Provider.

Underlying Index constituents are selected from a universe of approximately 200 biotechnology and health care stocks. As of December 31, 2023, the Underlying Index had 93 constituents. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December. Additions are made at the close of trading on the semi-annual reconstitution date and in the event of the deletion of a constituent stock due to a corporate action. Deletions are made at any time if a stock is liquidated, de-listed, files for bankruptcy, is acquired or mergers with another stock. In the event of a deletion, the deleted stock’s weight is reallocated proportionately to the remaining constituents. The stocks in the Underlying Index are reviewed and rebalanced on the third Friday of the last month of each calendar quarter. The Underlying Index uses a modified capitalization weighting methodology, meaning components are weighted according to the total market value of their outstanding shares, which is not adjusted for the number of shares available for trading (“float”). The index weight of the largest stock is capped at 4.5%, and the excess weight is redistributed proportionately over the remainder of the Underlying Index. Share weights are based on prices as of the close of trading on the Thursday prior to

6	Prospectus | March 31, 2024

the second Friday of the rebalancing month. In addition to the scheduled quarterly reviews, the Underlying Index is reviewed on an ongoing basis.

The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself currently is concentrated in the biotechnology industry and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable and may not necessarily lead to commercially successful products. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. Government regulation may delay or inhibit the release of new products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. The results of Phase II and Phase III clinical trials may lead to sudden and dramatic changes in a company’s stock price. Companies in the biotechnology sector may also be subject to expenses and losses from expensive insurance costs due to the risk of product liability lawsuits, and extensive litigation based on intellectual property, product liability and similar claims and resulting high insurance costs. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals that transact with companies in the biotechnology sector, often rely on third-party

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payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies in the biotechnology sector, especially those of smaller or newer companies, have been and will likely continue to be extremely volatile. Those without medical training will have a limited ability to assess public information about early trial results and evaluate a biotechnology company’s products. Some of the companies in the Underlying Index are engaged in other lines of business unrelated to biotechnology, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional biotechnology activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Foreign Investment Risk. Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments. Additionally, financial reporting standards for companies based in foreign markets may differ from those in the United States.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. Liquidity risk is heightened in a changing interest rate or volatile environment.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could

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have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

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Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

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No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser, if any, and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without

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incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, if any, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser, if any, out of its management fee.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been a Portfolio Manager of the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol SBIO.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

12	Prospectus | March 31, 2024

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the Distributor, and accepted by the transfer agent, or purchase through a dealer

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that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $300 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $300 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation

14	Prospectus | March 31, 2024

Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and

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index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or with the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index.

The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by S-Network® Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third-party licensors. Neither S&P nor its third-party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third-party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third-party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third-party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD-PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD-PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD-PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.SM

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and

16	Prospectus | March 31, 2024

expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal

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to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

18	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

ALPS Medical Breakthroughs ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$31.29	$42.94	$49.00	$39.51	$33.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.10)	(0.13)	(0.18)	(0.13)	0.03
Net realized and unrealized gain/(loss)	(4.83)	(11.52)	(5.88)	9.64	6.67
Total from investment operations	(4.93)	(11.65)	(6.06)	9.51	6.70

DISTRIBUTIONS:
From net investment income	—	—	—	(0.02)	(0.78)
Total distributions	—	—	—	(0.02)	(0.78)

Net increase/(decrease) in net asset value	(4.93)	(11.65)	(6.06)	9.49	5.92
NET ASSET VALUE, END OF PERIOD	$26.36	$31.29	$42.94	$49.00	$39.51
TOTAL RETURN(b)	(15.76)%	(27.13)%	(12.37)%	24.07%	20.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$83,690	$115,009	$188,929	$242,542	$197,570

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	(0.34)%	(0.39)%	(0.36)%	(0.33)%	0.09%
Portfolio turnover rate(c)	81%	88%	81%	68%	88%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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For More Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● 866.675.2639	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.432.2926

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Disruptive Technologies ETF (NYSE ARCA: DTEC)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

alpsfunds.com

1-866-759-5679

ALPS DISRUPTIVE TECHNOLOGIES ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Indxx Disruptive Technologies Index (ticker symbol IDTEC) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. Components within each Theme are equally weighted at the time of reconstitution and rebalance. Each Theme is assigned a weight of 10% since the Underlying Index has 10 themes.

The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly. The Index Provider will review the Themes every three years for inclusion in the Index Methodology based on a proprietary, rules-based research process. The particular Themes, as well as the number of Themes, included in the Index Methodology are subject to change in the Index Provider’s discretion based on such review.

The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

2	Prospectus | March 31, 2024

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Information Technology Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund was 45.87% invested in this sector as of the most recent fiscal year ended November 30, 2023.

Disruptive Technology Risk. Companies that the Index Provider believes are developing disruptive technologies may not in fact do so or may not be able to capitalize on those technologies. Companies that develop disruptive technologies may face political, legal or regulatory challenges. Such companies may also be exposed to risks applicable to industries or sectors other than the disruptive technology Theme for which they are chosen and may underperform relative to other companies that are also focused on a particular Theme.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Risks Related to Investing in the Information Technology Sector. Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the

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country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. Emerging market countries may also have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	29.91%	June 30, 2020
Lowest Quarterly Return	-22.24%	June 30, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4	Prospectus | March 31, 2024

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Years	Since Inception (December 28, 2017)
Return Before Taxes	24.87%	11.83%	9.06%
Return After Taxes on Distributions	24.79%	11.75%	8.98%
Return After Taxes on Distributions and Sale of Fund Shares	14.78%	9.45%	7.22%
Indxx Disruptive Technologies Index* (reflects no deduction for fees, expenses or taxes)	25.35%	12.20%	9.38%
Morningstar Global Markets Index*, ‡ (reflects no deduction for fees, expenses or taxes)	21.33%	11.37%	7.50%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since the Fund’s inception in December 2017. Mr. Perkins served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol DTEC and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This prospectus relates to the ALPS Disruptive Technologies ETF (the “Fund”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca. The Fund’s Shares will trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Disruptive Technologies ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Underlying Index was created by Indxx, LLC (“Index Provider” or “Indxx”).

The Underlying Index is designed to identify companies using disruptive technologies. Indxx defines such companies as those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have an average daily trading volume of $2 million for the last six months, and the company must derive a minimum of 50% of its revenue from a single Theme (as defined below). In order to be included in the Underlying Index, a stock must also have traded on 90% of the eligible trading days in the last six months. If a stock does not have a trading history of six months, such security must have commenced trading at least three months before the start of the reconstitution process, and should have traded on 90% of the eligible trading days for the past three months. All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

Subject to the foregoing criteria, the Underlying Index methodology identifies the companies using disruptive technologies in each of ten thematic areas (each a “Theme” and together, the “Themes”):

3D Printing: Companies that are primarily engaged in 3D printing hardware, CAD and 3D printing software, 3D printing materials and centers, 3D scanning and measurements.

Clean Energy and Smart Grid: Companies that are either clean (carbon free – solar, wind, hydro, geo-thermal and waste to energy) energy producers, clean energy equipment providers (e.g. solar panels components, wind turbines and related components) or primarily engaged in electric grid, electric meters and devices (electric infrastructure), networks, energy or other grid-related activities.

Cloud Computing: Companies that are either cloud service providers (SaaS, PaaS, IaaS, XaaS) or provide products and services that use cloud computing technology.

Cybersecurity: Companies primarily involved in the development and administration of security protocols applied to private - public networks, computers, and mobile devices for protection of the data integration and network operations.

Data and Analytics: Companies that generate their revenues by providing data analytics tools and services, decision making software and market intelligence services to third parties.

6	Prospectus | March 31, 2024

FinTech: Companies that utilize transformational and innovative software solutions within the financial services industry that focus on at least one of the following business areas: enterprise solutions, P2P and marketplace lending, crowd-funding, personal finance software, automated wealth management and trading, blockchain and alternative currencies.

Healthcare Innovation: Companies that are primarily engaged in robotic assistance, 3D solutions, digital healthcare, and artificial intelligence related to healthcare.

Internet of Things: Companies that have business segments as semiconductors and sensors, networking infrastructure/software, equipment, vehicle and infrastructure/building technology or consumer IoT technology.

Mobile Payments: Companies that provide payment solutions, payment processing services, credit card network or payment industry infrastructure and software services.

Robotics & Artificial Intelligence: Companies that are primarily engaged in industrial robotics and automation, unmanned vehicles and drones, non-industrial robotics and artificial intelligence.

From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. Each Theme and the eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly. The Index Provider will review the Themes every three years for inclusion in the Index Methodology based on a proprietary, rules-based research process. The particular Themes, as well as the number of Themes, included in the Index Methodology are subject to change in the Index Provider’s discretion based on such review.

In order to reduce portfolio turnover, the Underlying Index methodology incorporates the following rules:

a.

An existing Underlying Index constituent may continue to remain in the Underlying Index at the next reconstitution date even if its market capitalization does not meet the previously defined minimum market capitalization criteria, but remains within 20% of this limit.

b.

An existing Underlying Index constituent may continue to remain in the index even if it does not meet the Underlying Index requirements regarding daily trading volume, but remains within 30% of these requirements.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

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Disruptive Technology Risk. Companies that the Index Provider believes are developing disruptive technologies may not in fact do so or may not be able to capitalize on those technologies. Companies that develop disruptive technologies may face political or legal challenges from competitors, industry groups or local and national governments. Such companies may also be exposed to risks applicable to industries or sectors other than the disruptive technology Theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are also focused on a particular Theme.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Risks Related to Investing in the Information Technology Sector. Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Information Technology Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Financial Technology Sector Risk. FinTech companies may face competition from larger and more established firms, and a FinTech company may not currently or in the future derive any revenue from disruptive technologies. In addition, FinTech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments.

Health Care Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the health care sector in order to track the Underlying Index’s allocation to that sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis

8	Prospectus | March 31, 2024

on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets also differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The Fund is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. Emerging market countries may have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

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Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under

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various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund may also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

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No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Ryan Mischker has been a Portfolio Manager for the Fund since its inception in December 2017. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over

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20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since December 2017. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol DTEC.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s

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portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order

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may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in

www.alpsfunds.com	15

the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

Indxx, LLC (“Indxx” or the “Index Provider”) is the index provider for the Fund. Indxx creates and maintains proprietary portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Pursuant to the License Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund shares to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is

16	Prospectus | March 31, 2024

subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in exchange-traded funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general exchange-traded fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Fund. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term

www.alpsfunds.com	17

capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

18	Prospectus | March 31, 2024

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	19

Financial Highlights

For a share outstanding throughout the periods presented

ALPS Disruptive Technologies ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$34.92	$48.23	$42.99	$31.88	$26.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/ (loss)(a)	0.15	(0.02)	0.15	0.25	0.14
Net realized and unrealized gain/(loss)	3.45	(13.17)	5.26	11.00	5.61
Total from investment operations	3.60	(13.19)	5.41	11.25	5.75

DISTRIBUTIONS:
From net investment income	(0.01)	(0.12)	(0.17)	(0.14)	(0.08)
Total distributions	(0.01)	(0.12)	(0.17)	(0.14)	(0.08)

Net increase/(decrease) in net asset value	3.59	(13.31)	5.24	11.11	5.67
NET ASSET VALUE, END OF PERIOD	$38.51	$34.92	$48.23	$42.99	$31.88
TOTAL RETURN(b)	10.31%	(27.41)%	12.60%	35.42%	22.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$97,233	$122,214	$237,546	$150,459	$74,910

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	0.42%	(0.05)%	0.31%	0.72%	0.48%
Portfolio turnover rate(c)	34%	31%	26%	38%	42%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

20	Prospectus | March 31, 2024

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Clean Energy ETF (NYSE Arca, Inc.: ACES)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
Tax-Advantaged Product Structure	6
ALPS Clean Energy ETF	6
Additional Information About the Fund’s Principal Investment Risks	7
Secondary Investment Strategies	10
Additional Risk Considerations	11
Investment Advisory Services	12
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	14
Frequent Purchases and Redemptions	16
Fund Service Providers	16
Index Provider	16
Disclaimers	17
Federal Income Taxation	18
Other Information	19
Financial Highlights	19
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS Clean Energy ETF
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Index (ticker symbol NACEX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe (defined below), a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe.

From the Index Universe, it is the intent of the Index Provider to include at least 30 stocks that meet the Index criteria. The eligible stocks that are selected for inclusion in the Index’s portfolio are weighted according to each stock’s float-adjusted market-capitalization. The index weight of the largest stock is capped at 5% as of the rebalance date, and the excess weight is redistributed proportionally over the remainder of the Underlying Index. As of December 31, 2023 the Underlying Index consisted of 38 securities.

The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December. The Index Provider’s Index Committee reviews and approves all changes to the Underlying Index as well as regularly reviews the constituent criteria and index construction guidelines based on a proprietary, rules-based research process.

The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

2	Prospectus | March 31, 2024

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Clean Energy Sector Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy sector. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect this sector. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect companies in the clean energy sector. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this sector. Currently, certain valuation methods used to value companies involved in the clean energy sector, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain clean energy company share prices.

Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. These companies may be adversely affected by fluctuations in supply and demand and changes in consumer spending.

Industrials Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Utilities Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the utilities sector in order to track the Underlying Index’s allocation to that sector. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Information Technology Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the information technology sector in order to track the Underlying Index’s allocation to that sector. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

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Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Risks Related to Investments in the Solar Energy Companies. Solar energy companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Solar energy companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on solar energy companies. Renewable energy resources may be highly dependent on government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with solar energy companies.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Return of Capital Risk. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca Exchange, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

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Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns
(calendar years ended 12/31)

Highest Quarterly Return	44.54%	December 31, 2020
Lowest Quarterly Return	-22.86%	June 30, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	5 Year	Since Inception (June 28, 2018)
Return Before Taxes	-20.33%	10.94%	8.06%
Return After Taxes on Distributions	-20.61%	10.73%	7.86%
Return After Taxes on Distributions and Sale of Fund Shares	-11.95%	8.68%	6.34%
CIBC Atlas Clean Energy Index* (reflects no deduction for fees, expenses or taxes)*	-20.53%	11.15%	8.44%
S&P 1000 Index* (reflects no deduction for fees, expenses or taxes)	16.35%	12.14%	7.78%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	15.47%	12.35%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since the Fund’s inception in 2018. Mr. Perkins has served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol ACES and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e. a discount).

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An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Introduction—ALPS ETF Trust

The ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This prospectus relates to the ALPS Clean Energy ETF (the “Fund”). The Fund is classified as “non-diversified.”

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares will trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Clean Energy ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the CIBC Atlas Clean Energy Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Underlying Index was created by CIBC National Trust Company (“Index Provider” or “CIBC NTC”)

The Underlying Index is designed to identify companies engaged in the clean energy sector. The Index Provider defines such companies as those that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies.

The Underlying Index is compiled by the Index Provider. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must: be traded on one or more major U.S. or Canadian securities exchanges; be U.S. or Canadian based as determined by headquarters, asset base, customer base or any other criteria the Index Provider’s investment committee deems relevant; have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million for the last 60 trading days prior to the selection date; and the company must derive a majority of its value from one or more clean energy business segments (as defined above). The determination that a company derives a majority of its value from clean energy

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businesses may be based on reported or estimated earnings before interest, tax, depreciation and amortization (EBITDA), free cash flow, asset base, customer base or any other criteria the Index Provider deems relevant. To be considered for inclusion in the Underlying Index, a company’s clean energy business segment(s) must generate revenue.

From the Index Universe, it is the intent of the Index Provider to include at least 30 stocks that meet the Index criteria. The eligible stocks that are selected for inclusion in the Underlying Index are weighted according to each stock’s float-adjusted market-capitalization. The index weight of the largest stock is capped at 5% as of the rebalance date, and the excess weight is redistributed proportionally over the remainder of the Underlying Index. As of December 31, 2023, the Underlying Index consisted of 38 securities.

The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December. The selection date of the securities is ten trading days prior to the rebalance date. The Index Provider’s Index Committee reviews and approves all changes to the Underlying Index as well as regularly reviews the constituent criteria and index construction guidelines based on a proprietary, rules-based research process.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Clean Energy Sector Risk. Companies in the clean energy sector may be significantly affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the companies in the clean energy sector may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. On the other hand, if the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment are less likely to prosper. Shares of companies involved in the clean energy sector have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the clean energy sector have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility

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of certain clean energy company share prices. If government subsidies and incentives for clean energy sources are reduced or eliminated, the demand for clean energy may decline and cause corresponding declines in the revenues and profits of companies engaged in this sector. In addition, changes in U.S., Canadian and other governments’ policies towards clean energy technology also may have an adverse effect on the Fund’s performance.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Utilities Sector Risk. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended, or in order to comply with NYSE Arca listing standards. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents.

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Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Return of Capital Risk. A portion of the Fund’s distributions may be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities

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being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund may also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The

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authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees, and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of

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any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, if any, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser, if any, out of its management fee.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Hicks is Senior Vice President, Director of ETF Portfolio Management and Research at ALPS Advisors and has been a Portfolio Manager of the Funds since June 2018. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol ACES.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

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How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief

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description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $350 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $350 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund

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reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.” Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

CIBC National Trust Company (“CIBC NTC” or the “Index Provider”) is the index provider for the Fund. CIBC NTC creates and maintains proprietary portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Pursuant to the License Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and

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conditions on the Fund’s ability to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s management fees or other resources.

Disclaimers

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is

www.alpsfunds.com	17

subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan (in which case your income and gains are taxable to you upon withdrawal), you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

18	Prospectus | March 31, 2024

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	19

Financial highlights

For a share outstanding throughout the periods presented

ALPS Clean Energy ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$55.74	$73.94	$70.05		$32.23	$25.03

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.39	0.20		0.25	0.32
Net realized and unrealized gain/(loss)	(24.38)	(18.14)	4.11		38.08	7.42
Total from investment operations	(23.91)	(17.75)	4.31		38.33	7.74

DISTRIBUTIONS:
From net investment income	(0.40)	(0.19)	(0.17)		(0.18)	(0.23)
Tax return of capital	(0.09)	(0.26)	(0.25)		(0.33)	(0.31)
Total distributions	(0.49)	(0.45)	(0.42)		(0.51)	(0.54)

Net increase/(decrease) in net asset value	(24.40)	(18.20)	3.89		37.82	7.20
NET ASSET VALUE, END OF PERIOD	$31.34	$55.74	$73.94		$70.05	$32.23
TOTAL RETURN(b)	(43.11)%	(24.00)%	6.16%		120.45%	31.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$267,977	$707,911	$1,014,767		$609,457	$106,359

Ratio of expenses to average net assets	0.55%	0.55%	0.56	%(c)	0.65%	0.65%
Ratio of net investment income to average net assets	1.09%	0.69%	0.26%		0.57%	1.10%
Portfolio turnover rate(d)	38%	44%	39%		34%	15%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Effective January 1, 2021, the Fund’s Advisory Fee changed from 0.65% to 0.55%.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

20	Prospectus | March 31, 2024

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year. You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Active REIT ETF (Nasdaq: REIT)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
ALPS Active REIT ETF	6
Additional Information About the Fund’s Principal Investment Strategies	6
Additional Information About the Fund’s Principal Investment Risks	6
Secondary Investment Strategies	9
Additional Risk Considerations	9
Investment Advisory Services	11
Purchase and Redemption of Shares	12
How to Buy and Sell Shares	12
Frequent Purchases and Redemptions	15
Fund Service Providers	15
Federal Income Taxation	15
Other Information	17
Financial Highlights	17
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS ACTIVE REIT ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks total return through dividends and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$69	$218	$379	$846

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2023 the Fund’s portfolio turnover rate was 68% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”). The Fund will primarily invest in publicly traded common equity securities of U.S. REITs. The Fund may also invest a portion of its assets in publicly traded common equity of U.S. real estate operating companies (not structured as REITs), publicly traded preferred equity of U.S. REITs and real estate operating companies, and cash and cash equivalents. GSI Capital Advisors LLC, the Fund’s sub-adviser (“GSI Capital” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Sub-Adviser implements a methodical, data driven investment approach in implementing the Fund’s investment strategy. The primary factor influencing the Fund’s investment strategy is individual stock selection based on fundamental research and the Sub-Adviser’s analysis of the intrinsic value of the underlying properties held by REITs, as well as the corresponding intrinsic value of the publicly traded U.S. REITs in which the Fund seeks to invest. The Sub-Adviser’s research and investment process is driven by assessing the relative merits of a company based on a set of variables determined by the Sub-Adviser, with an emphasis on those variables most likely to influence total return. Using this investment process, the Sub-Adviser seeks to invest in eligible companies that trade at the largest discounts to the Sub-Adviser’s assessment of intrinsic value relative to other eligible companies.

The Sub-Adviser’s valuation methodology incorporates multiple complex inputs, including capitalization rates, net operating income growth estimates, the valuation of land and other income or non-income generating assets, and adjustments for marking to market the value of the company’s debt, which are driven by a broad set of proprietary, third-party and public data sources. The Fund may invest in small-, mid- and large-capitalization companies. The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States and its stock is listed on an exchange that trades contemporaneously with the Shares. The Fund is actively managed and does not seek to track an index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares

2	Prospectus | March 31, 2024

on the Nasdaq Stock Market LLC (the “Nasdaq Exchange”). Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values. Liquidity Risk is heightened in a changing interest rate environment.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

www.alpsfunds.com	3

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country.

Small-, Mid- and Large-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Fund’s benchmark index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	16.11%	December 31, 2023
Lowest Quarterly Return	-14.69%	June 30, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4	Prospectus | March 31, 2024

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	Since Inception (February 25, 2021)
Return Before Taxes	13.74%	6.25%
Return After Taxes on Distributions	12.39%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	8.08%	4.16%
S&P United States REIT Index* (reflects no deduction for fees, expenses or taxes)	13.77%	5.54%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	8.37%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) is the Sub-Adviser.

PORTFOLIO MANAGERS

Nicholas Tannura, Chief Investment Officer, and Julie Pence, Portfolio Manager, each of GSI Capital are responsible for the day-to-day management of the Fund. Mr. Tannura and Ms. Pence have each served in such capacity since inception of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on the Nasdaq Exchange under the ticker symbol REIT and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This Prospectus relates to the ALPS Active REIT ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”). GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s shares (the “Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 5,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind and/or for cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

ALPS Active REIT ETF

Investment Objective

The Fund seeks total return through dividends and capital appreciation. The Board of Trustees of the Trust may change the Fund’s investment objective and other non-fundamental policies without shareholder approval.

The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”). The Fund’s 80% investment policy is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

GSI Capital Advisors LLC, the Fund’s sub-adviser (“GSI Capital” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Fund’s investment strategy is implemented by the Sub-Adviser through a methodical, data driven investment approach based on fundamental real estate research. The strategy seeks to invest in a concentrated portfolio of REITs, typically 20-40 holdings.

The primary factor influencing the Fund’s investment strategy is individual stock selection based on fundamental research and the Sub-Adviser’s analysis of the intrinsic value of the underlying properties held by REITs as well as the corresponding intrinsic value of the publicly traded U.S. REITs in which the Fund seeks to invest. The Sub-Adviser’s research and investment process is driven by assessing the relative merits of a company based on a set of variables determined by the Sub-Adviser, with an emphasis on those variables most likely to influence total return. Using this investment process, the Sub-Adviser seeks to invest in eligible companies that trade at the largest discounts to the Sub-Adviser’s assessment of intrinsic value relative to other eligible companies.

The Sub-Adviser’s valuation methodology has been constructed to assess relative valuation by identifying those REITs that are most and least attractively valued, as determined the Sub-Adviser. The methodology incorporates multiple complex inputs, including capitalization rates, net operating income growth estimates, the valuation of land and other income or non-income generating assets, and adjustments for marking to market the value of the company’s debt, which are driven by a broad set of proprietary, third-party and public data sources. The Fund may invest in small-, mid- and large-capitalization companies. The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States.

In addition to individual company research and analysis, the Sub-Adviser also may consider macro views, relative valuation of real estate compared to other asset classes, relative valuation between the private and public market, sector views and return expectations, thoughts regarding temporary dislocations, and probabilities regarding corporate transactions as it determines how to best implement the investment strategy of the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq Exchange. Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Nasdaq Exchange and may, therefore, have a material effect on the market price of the Fund’s Shares.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular

6	Prospectus | March 31, 2024

company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. In addition, like mutual funds and ETFs, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.

REITs are also subject to unique federal tax requirements. REITs that fail to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of such REITs and the characterization of such REITs’ distributions, and REITs that fail to comply with the federal tax requirement that REITs distribute substantially all of their net income to their respective shareholders may result in such REITs having insufficient capital for future expenditures. The failure of

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one or more companies to qualify as REITs could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such companies.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. Additionally, certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with interest rate risk. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values. Liquidity risk is heightened in a changing interest rate or volatile environment.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

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Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small-, Mid-, and Large Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest its remaining assets in ETFs, common stocks, or preferred stocks, as well as money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used in managing cash flows. As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Fund may, from time to time, determine that market conditions warrant investing in investment grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Sub-Adviser may invest up to 100% of the Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the Nasdaq Exchange may also be halted due to market conditions or for reasons that, in the view of the Nasdaq Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Nasdaq Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Nasdaq Exchange “Circuit breaker” rules. If a trading halt or unanticipated early closing of Nasdaq Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Nasdaq Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility

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or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on Nasdaq Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risk of Cash Transactions. The Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these

10	Prospectus | March 31, 2024

gains to shareholders to avoid being taxed on the gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date, than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which would be higher than if the Fund sold and redeemed its Shares in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

Sub-Adviser

GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). GSI Capital is located at 23 Corporate Plaza, Suite 150, Newport Beach, CA 92660. GSI Capital is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940 and is wholly-owned by its employees. As of December 31, 2023, GSI Capital had approximately $170.2 million in assets under advisement (discretionary and nondiscretionary assets). Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, GSI Capital furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ending November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

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The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day management of the Fund. The individuals listed below are members of the investment management team at GSI Capital that manages the Fund’s investments and reinvestment of assets.

Nicholas Tannura, Chief Investment Officer of GSI Capital, has been a Portfolio Manager of the Fund since inception. Mr. Tannura is responsible for leading the research and investment efforts of GSI Capital. Most recently, Mr. Tannura was the Founder and Portfolio Manager for Silverpath Capital Management – a long/short equity hedge fund focused on real asset securities. Prior to his role at Silverpath Capital Management, Mr. Tannura was responsible for the equities investment business of Brookfield Investment Management until 2011. He has over thirty years of experience as an investment manager with significant public and private market experience. Mr. Tannura received his M.B.A. in international finance from the University of Chicago and his B.B.A. from Loyola University.

Julie Pence, Portfolio Manager of GSI Capital, has been a Portfolio Manager of the Fund since inception. Ms. Pence is responsible for the daily operations of portfolio management, including trading activity and capital flows. Prior to becoming a Portfolio Manager in 2011, Ms. Pence was a Research Associate at Green Street Advisors, LLC, covering the health care, strip center, and mall sectors. Before joining Green Street Advisors, LLC in 2005, Ms. Pence was a Senior Business Planner at Tricon Global Restaurants (currently YUM! Brands, Inc.). Ms. Pence earned her M.B.A. in Finance from the Anderson School at UCLA and her B.A. from University of California, Santa Barbara.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the Nasdaq Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the Nasdaq Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the Nasdaq Exchange ticker symbol REIT.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 5,000 Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Nasdaq Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

12	Prospectus | March 31, 2024

The Nasdaq Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on the Nasdaq Exchange, the Nasdaq Exchange’s Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 5,000 Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash-in-lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the Nasdaq Exchange.

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The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $150 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside of the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Nasdaq Exchange is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Nasdaq Exchange, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $150 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

14	Prospectus | March 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities, if any. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosures provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the Nasdaq Exchange, and
●	You purchase or redeem Creation Units.

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Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. IRS regulations allow the Fund to pass through to its shareholders such taxable ordinary dividends from REITs. Accordingly, individual (and certain other non-corporate) shareholders of the Fund that have received such taxable ordinary dividends from REITs may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax and may subject a non-U.S. investor to U.S. income tax filing obligations), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

16	Prospectus | March 31, 2024

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Nasdaq Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, can be found at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS Active REIT ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$25.23	$29.56	$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.74	0.54	0.37
Net realized and unrealized gain/(loss)	(1.16)	(3.39)	5.01
Total from investment operations	(0.42)	(2.85)	5.38

DISTRIBUTIONS:
From net investment income	(0.70)	(0.53)	(0.38)
From net realized gains	–	(0.83)	(0.06)
From tax return of capital	(0.09)	(0.12)	–
Total distributions	(0.79)	(1.48)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.21)	(4.33)	4.94
NET ASSET VALUE, END OF PERIOD	$24.02	$25.23	$29.56
TOTAL RETURN(b)	(1.54)%	(10.17)%	22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$18,015	$18,040	$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68%	0.68%	0.68	%(c)
Ratio of net investment income to average net assets	3.04%	1.96%	1.69	%(c)
Portfolio turnover rate(d)	68%	120%	92%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

18	Prospectus | March 31, 2024

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For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Sub-Adviser

GSI Capital Advisors LLC
23 Corporate Plaza, Suite 150
Newport Beach, CA 92660

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Global Travel Beneficiaries ETF (NYSE ARCA: JRNY)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
Tax-Advantaged Product Structure	6
ALPS Global Travel Beneficiaries ETF	7
Additional Information About Principal Investment Strategies	7
Secondary Investment Strategies	12
Additional Risk Considerations	12
Investment Advisory Services	14
Purchase and Redemption of Shares	15
How to Buy and Sell Shares	15
Frequent Purchases and Redemptions	18
Fund Service Providers	18
Index Provider	18
Disclaimers	18
Federal Income Taxation	19
Other Information	20
Financial Highlights	20
For More Information	Back Cover

alpsfunds.com

1-855-724-0450

Summary Section

ALPS GLOBAL TRAVEL BENEFICIARIES ETF
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Global Travel Index (ticker symbol TRAVEL) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 54% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by S-Network Global Indexes Inc. (the “Index Provider”), which is designed to identify exchange-traded stocks of companies that are materially engaged in the global travel industry, including four segments: Airlines & Airport Services; Hotels, Casinos, Cruise Lines; Booking & Rental Agencies; and Ancillary Beneficiaries, which is based on the research of the Index Provider (each a “Segment” and together, the “Segments”). Companies in the Ancillary Beneficiaries Segment are those which may not be principally engaged in the global travel industry but instead are deemed to benefit from global travel. The Index Provider creates the Ancillary Beneficiaries Segment from among the companies in the SNG5500 Index that are deemed to benefit from global travel but are not in the other Segments, based on the research of the Index Provider and subject to a proprietary Ancillary Beneficiary score developed by the Index Provider, which assesses and scores companies based on their engagement with the travel industry. Examples of potential Ancillary Beneficiaries include technology companies that provide software to facilitate travel; food services companies; aircraft parts and services providers; and retailers of personal products and luxury goods associated with travel. The Underlying Index is designed to identify companies in each Segment that are recognized for their superior quality growth characteristics and allocated to represent global exposure similar to that of the S-Network Global Equity 5500 Index (“SNG5500 Index”). The Underlying Index defines significant revenue from one of the Segments as: (1) revenues representing more than 20% of the company’s total revenues and such revenues are independently reported in the company’s financial reports, (2) applicable revenues are likely to have a material impact on the company’s overall share price performance, or (3) the company’s applicable business is likely to have a significant impact on the sector as a whole.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe (defined herein), a company’s stock must be traded on one or more major global securities exchanges and is principally engaged in or derives significant revenue from one of the Segments. In addition, a company’s stock must have a minimum market capitalization of at least $100 million, a three-month minimum average daily trading volume of $1 million, and a minimum free float factor of 18%. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects and weights twenty stocks in each Segment, subject to a minimum of one constituent per geographic region (U.S. & Canada, Europe, Pacific (ex-Canada), and Emerging) and a 65% maximum weight per geographic region.

2	Prospectus | March 31, 2024

The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index and generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is rebalanced and reconstituted quarterly on the third Friday of the last month in each calendar quarter.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Travel Industry Risk. The Fund is subject to investment and operational risks associated with the travel industry. Companies engaged in the travel industry may be adversely affected by a downturn in economic conditions that can result in decreased demand for travel. These companies may be significantly impacted by the performance of the overall economy, changing consumer tastes and demands, consumer discretionary income levels, intense competition, technological developments, and government regulation. Additionally, uncertainty regarding international travel and other events such as political or social violence, terrorist attacks, and biological outbreaks may significantly impact the travel and vacation industry.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers. The Underlying Index’s natural language processing algorithm (“NLP algorithm”) may not identify companies that would otherwise have been included in the Underlying Index if the publicly available data for those companies had not used the key words analyzed by the algorithm. The NLP algorithm has a limited ability to recognize key words in context of relevant business exposure to travel, and the frequency of key words is not necessarily indicative of relevancy. In addition, the NLP algorithm may identify companies for inclusion in the Underlying Index that may derive only a small portion of revenue or profits from travel.

Sector Risk. Sector risk is the possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself currently is concentrated in the consumer discretionary sector and the industrials sector and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. These companies may be adversely affected by fluctuations in supply and demand and changes in consumer spending.

Industrials Sector Risk. The Fund may invest a portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

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Foreign Investment Risk. The Fund’s investments in non- U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. Emerging market countries may have less stringent governmental regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small-, Mid- and Large-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each Segment of the Underlying Index.

●

Airline & Airport Services Risk. Airlines and airport service companies may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of business and leisure travel spending, coupled with the high debt and cost structure of the airline industry, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for air travel may significantly and negatively affect the revenues and profitability of airlines and airport service companies. Airlines may also be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of this industry, such companies may not be able to pass on increased fuel prices to customers by increasing fares. Airlines may also be significantly affected by the imposition of tariffs and/or changes in labor relations, insurance costs, and the imposition by the United States or other countries of taxes, tariffs or regulations applicable to airline travel, aircraft manufacturing, or aircraft sales. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect companies in this industry. Airlines may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airlines. Airlines are subject to various risks that may cause significant losses, which include risks related to uncertainty in travel (due to global, regional or local events), passenger safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

●

Hotels, Casinos and Cruise Line Risk. Hotels, casinos and cruise lines may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of leisure spending, coupled with the high debt and cost structure of the hotel, casino and cruise line industries, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for these accommodations may significantly and negatively affect the revenues and profitability of these

4	Prospectus | March 31, 2024

industries. These companies may also be significantly affected by changes in labor relations, insurance costs, and the imposition of taxes, tariffs or regulations applicable to hospitality services and the purchase or sale of hotels or real estate, cruises, ship manufacturing or ship sales. Cruise line companies may also be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of this industry, such companies may not be able to pass on increased prices to customers by increasing fares. Companies in these industries are subject to various risks that may cause significant losses, which includes risks related to uncertainty in travel (due to global, regional or local events), guest safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

●

Booking & Rental Agencies Risk. The booking and rental agency industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in this industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in this industry may also be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the industry.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	13.27%	March 31, 2023
Lowest Quarterly Return	-22.64%	June 30, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	Since Inception (September 8, 2021)
Return Before Taxes	20.00%	-1.41%
Return After Taxes on Distributions	19.87%	-1.48%
Return After Taxes on Distributions and Sale of Fund Shares	11.93%	-1.08%
S-Network Global Travel Index* (reflects no deduction for fees, expenses or taxes)	20.70%	-0.91%
Morningstar Global Markets Index*,‡ (reflects no deduction for fees, expenses or taxes)	21.33%	0.39%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since inception of the Fund. Mr. Perkins has served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the NYSE Arca under the ticker symbol JRNY and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This Prospectus relates to the ALPS Global Travel Beneficiaries ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind and/or for cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

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ALPS Global Travel Beneficiaries ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Global Travel Index (the “Underlying Index”). The Board of Trustees of the Trust may change the Fund’s investment objective and other non-fundamental policies without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information About Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval, except as otherwise indicated.

Underlying Index Construction

The Underlying Index utilizes a rules-based methodology developed by S-Network Global Indexes Inc. (the “Index Provider”), which is designed to identify exchange-traded stocks of companies that are materially engaged in the global travel industry, including four segments: Airlines & Airport Services; Hotels, Casinos, Cruise Lines; Booking & Rental Agencies; and Ancillary Beneficiaries, which is based on the research of the Index Provider (each a “Segment” and together, the “Segments”). Companies in the Ancillary Beneficiaries Segment are those which may not be principally engaged in the global travel industry but instead are deemed to benefit from global travel. The Index Provider creates the Ancillary Beneficiaries Segment from among the companies in the SNG5500 Index that are deemed to benefit from global travel but are not in the other Segments, based on the research of the Index Provider and subject to a proprietary Ancillary Beneficiary score developed by the Index Provider, which assesses and scores companies based on their engagement with the travel industry. Examples of potential Ancillary Beneficiaries include technology companies that provide software to facilitate travel; food services companies; aircraft parts and services providers; and retailers of personal products and luxury goods associated with travel. The Underlying Index is designed to identify companies in each Segment that are recognized for their superior quality growth characteristics and allocated to represent global exposure similar to that of the S-Network Global 5500 Index (“SNG5500 Index”). The Underlying Index defines significant revenue from one of the Segments as: (1) revenues representing more than 20% of the company’s total revenues and such revenues are independently reported in the company’s financial reports, (2) applicable revenues are likely to have a material impact on the company’s overall share price performance, or (3) the company’s applicable business is likely to have a significant impact on the sector as a whole.

The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges and is principally engaged in or derives significant revenue from one of the Segments. In addition, a company’s stock must have a minimum market capitalization of at least $100 million, a three-month minimum average daily trading volume of $1 million, and a minimum free float factor of 18%. All equity securities meeting the above criteria are selected for inclusion in the index universe (“Index Universe”). From the Index Universe, the Underlying Index methodology selects and weights twenty stocks in each Segment, subject to a minimum of one constituent per geographic region (U.S. & Canada, Europe, Pacific (ex-Canada), and Emerging) and a 65% maximum weight per geographic region.

From among stocks that meet the above requirements, Underlying Index constituents are selected by ranking of their quality- and growth-modified float market capitalizations using the following steps:

1)	Calculate the company’s quality score (“Quality Score”)

a.	Calculate the ratio of free cash flow to revenue for each of the last five years
b.	Calculate the arithmetic average of the five values from (a)
c.	Calculate the z-score of (b) relative to the other companies’ averages
d.	Calculate the s-score of the z-score from (c) — i.e., the cumulative probability of the z-score, assuming a normal distribution
e.	In cases of missing or erroneous data, set the s-score to zero

2)	Calculate the company’s growth score (“Growth Score”)

a.	Calculate the future short-term growth in earnings per share
b.	Subtract the one-year-prior earnings per share (“EPS”) from the one-year-forward EPS estimate
c.	Divide the difference from (b) by the absolute value of the one-year-prior EPS
d.	Calculate the z-score of (c) relative to the other companies’ values
e.	Calculate the s-score of the z-score from (d)

f.	In cases of missing or erroneous data, set the s-score to zero

3)	Calculate the company’s Quality/Growth Score:

4)	Modify the stock’s float-adjusted market capitalization by multiplying by its Quality/Growth Score

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5)

Select for inclusion in the Underlying Index the top 20 eligible stocks in each segment by modified float market capitalization from (4), subject to a minimum of one constituent in the Underlying Index per region. If the minimum is not met initially for a region, then select the eligible stock with the greatest modified float market capitalization from that region and include it in its relevant Segment, replacing the lowest-ranking stock in that Segment from the initial selection, if needed.

The selected constituents are weighted as follows:

1)

Calculate a new quality- and growth-modified float market capitalization for each constituent using its Quality/Growth Score from the selection process together with its float-adjusted market capitalization as of the close of trading on the day prior to the second Friday of the rebalancing month (the “Weight Date”).

2)

Calculate interim within-region weights for all the constituents within each of four regions — US & Canada, Europe, Pacific (ex-Canada), and Emerging — based on the constituents’ new modified float market caps from (1) and S-Network Country assignments

3)

Set each region’s total weight to the corresponding region’s weight in the SNG5500 Index, subject to a cap of 65% weight per region, with Canada shifted from the SNG5500 Index’s Pacific region to form the “US & Canada” region

4)	Limit the individual constituents’ Underlying Index weights to a maximum of 4.5% and a minimum of 0.25%

5)	Redistribute any excess weight from (4) proportionally within the region(s) of the stocks whose weights were limited

The constituents in the Underlying Index will be selected based on prices as of the close of trading on the Weight Date.

For purposes of the geographic region weightings, the Underlying Index assigns companies to a country, as follows:

1) If “country of domicile” and “country of incorporation” are the same, the company country classification is determined as country of incorporation. (Country of incorporation defines legal and regulatory jurisdiction; country of domicile reflects where the senior management is located.)

2) If they do not match and the “country of incorporation” is a country of convenience, then the country assignment is the country of domicile as long as it is not also a country of convenience.

3) If a company fails the tests in 2, then the “country of primary listing” is used, provided more than 30% of the company’s revenues are generated in the same location/region as that of the country of primary listing.

4) If a company then fails test 3, then the company’s country classification is determined as the country in which the greatest percentage of its revenue is generated.

The Underlying Index is rebalanced and reconstituted quarterly on the third Friday of the last month in each calendar quarter. Underlying Index changes take place at each rebalancing date, except in the event of certain corporate actions, such as mergers, acquisitions, and delistings. In such cases, the change is applied on the effective date of the action, unless otherwise determined by the Index Provider. Share increases and decreases are reflected on the rebalancing date. Additions and deletions to the Underlying Index are made 1) at the close of trading on the quarterly reconstitution date and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next rebalancing date.

The Underlying Index was developed by the Index Provider with an inception date of March 15, 2019. The Index Provider serves as calculation agent. Underlying Index values are distributed to the public via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “TRAVEL.” The Index Provider is not affiliated with the Adviser.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general

8	Prospectus | March 31, 2024

movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Travel Industry Risk. The Fund is subject to investment and operational risks associated with the travel industry. Companies engaged in the travel industry may be adversely affected by a downturn in economic conditions that can result in decreased demand for travel. These companies may be significantly impacted by the performance of the overall economy, changing consumer tastes and demands, consumer discretionary income levels, intense competition, technological developments, and government regulation. Additionally, uncertainty regarding international travel and other events such as political or social violence, terrorist attacks, and biological outbreaks may significantly impact the travel and vacation industry.

Quantitative and Qualitative Methodology Risk. The Index Provider uses certain quantitative and qualitative methodologies to help assess the criteria of issuers to be included in the Underlying Index, including information that may be based on assumptions and estimates, as well as proprietary analytical methods that may not perform as intended. The Underlying Index’s natural language processing algorithm (“NLP algorithm”) may not identify companies that would otherwise have been included in the Underlying Index if the publicly available data for those companies had not used the key words analyzed by the algorithm. The NLP algorithm has a limited ability to recognize key words in context of relevant business exposure to travel, and the frequency of key words is not necessarily indicative of relevancy. In addition, the NLP algorithm may identify companies for inclusion in the Underlying Index that may derive only a small portion of revenue or profits from travel.

There is no assurance that the calculation methodology or sources of information will provide an accurate assessment of the Index’s companies or that the Index will identify all travel-related companies. Errors in Underlying Index data, Underlying Index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Neither the Fund nor the Adviser can offer assurances that the quantitative and qualitative methodologies will provide an accurate assessment of included issuers.

Sector Risk. Sector risk is the possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself currently is concentrated in the consumer discretionary sector and the industrials sector and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk. Stock prices for the types of companies included in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental

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defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets also differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. The Fund is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. Emerging market countries may have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return of the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be

10	Prospectus | March 31, 2024

kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small-, Mid-, and Large Capitalization Company Risk. Investing in securities of smaller and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization is defined as a company with market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each Segment of the Underlying Index.

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Airline & Airport Services Risk. Airlines and airport service companies may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of business and leisure travel spending, coupled with the high debt and cost structure of the airline industry, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for air travel may significantly and negatively affect the revenues and profitability of airlines and airport service companies. Airlines may also be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of this industry, such companies may not be able to pass on increased fuel prices to customers by increasing fares. Airlines may also be significantly affected by the imposition of tariffs and/or changes in labor relations, insurance costs, and the imposition by the United States or other countries of taxes, tariffs or regulations applicable to airline travel, aircraft manufacturing, or aircraft sales. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect companies in this industry. Airlines may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airlines. Airlines are subject to various risks that may cause significant losses, which include risks related to uncertainty in travel (due to global, regional or local events), passenger safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

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Hotels, Casinos and Cruise Line Risk. Hotels, casinos and cruise lines may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of leisure spending, coupled with the high debt and cost structure of the hotel, casino and cruise line industries, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for these accommodations may significantly and negatively affect the revenues and profitability of these industries. These companies may also be significantly affected by changes in labor relations, insurance costs, and the imposition of taxes, tariffs or regulations applicable to hospitality services and the purchase or sale of hotels or real estate, cruises, ship manufacturing or ship sales. Cruise line companies may also be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of this industry, such companies may not be able to pass on increased prices to customers by increasing fares. Companies in these industries are subject to various risks that may cause significant losses, which includes risks related to uncertainty in travel (due to global, regional or local events), guest safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

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Booking & Rental Agencies Risk. The booking and rental agency industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in this industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and

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consumer demographics. Companies involved in this industry may also be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the industry.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 80% of its net assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include American Depositary Receipts, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately two business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index. The Fund seeks to track the Underlying Index, which itself may be concentrated in certain industries or sectors. As a result, the Fund will also be concentrated to the extent the Underlying Index is so concentrated. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may also be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

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Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

Ryan Mischker is Senior Vice President, Portfolio Management & Research of ALPS Advisors, and has been a Portfolio Manager for the Fund since its inception in 2018. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, Inc., where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is Senior Vice President, Director of ETF Portfolio Management & Research at ALPS Advisors and has been a Portfolio Manager of the Funds since June 2018. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol JRNY.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been

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designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

16	Prospectus | March 31, 2024

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986,

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as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALPS GLOBAL TRAVEL BENEFICIARIES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Network and S-Network Global Travel Index are service marks of S-Network Global Indexes, Inc. (“S-Network”) and have been licensed for use by ALPS Advisors, Inc. (“ALPS”). The ALPS Global Travel Beneficiaries ETF is not issued, sponsored, endorsed, sold or promoted by S-Network or its affiliates. S-Network makes no representation or warranty, express or implied, to the purchasers or owners of ALPS Global Travel Beneficiaries ETF or any member of the public regarding the

18	Prospectus | March 31, 2024

advisability of investing in securities generally or in ALPS Global Travel Beneficiaries ETF particularly or the ability of the Index to track general market performance. S-Network’s only relationship to ALPS Global Travel Beneficiaries ETF is the licensing of the service marks and the Index, which is determined, composed and calculated by S-Network without regard to ALPS or ALPS Global Travel Beneficiaries ETF. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of ALPS Global Travel Beneficiaries ETF issued by ALPS. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of ALPS Global Travel Beneficiaries ETF.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

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If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains receives by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

20	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

ALPS Global Travel Beneficiaries ETF

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$21.12	$23.58	$24.91

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.08	(0.04)	0.05
Net realized and unrealized gain/(loss)	0.99	(2.39)	(1.38)
Total from investment operations	1.07	(2.43)	(1.33)

DISTRIBUTIONS:
From net investment income	(0.01)	(0.03)	—
Total distributions	(0.01)	(0.03)	—

Net increase/(decrease) in net asset value	1.06	(2.46)	(1.33)
NET ASSET VALUE, END OF PERIOD	$22.18	$21.12	$23.58
TOTAL RETURN(b)	5.06%	(10.27)%	(5.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,099	$7,921	$7,665

Ratio of expenses to average net assets	0.65%	0.65%	0.65	%(c)
Ratio of net investment income/(loss) to average net assets	0.38%	(0.18)%	0.82	%(c)
Portfolio turnover rate(d)	54%	57%	19%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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For More Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1

Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS Intermediate Municipal Bond ETF (NYSE ARCA: MNBD)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	5
Additional Information about Principal Investment Strategies	6
Additional Information about the Fund’s Principal Investment Risks	6
Additional Risk Considerations	9
Investment Advisory Services	10
Purchase and Redemption of Shares	11
How to Buy and Sell Shares	11
Frequent Purchases and Redemptions	14
Fund Service Providers	14
Federal Income Taxation	14
Other Information	15
Financial Highlights	16
For More Information	Back Cover

alpsfunds.com

1-855-724-0450

Summary Section

ALPS INTERMEDIATE MUNICIPAL BOND ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment);

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 129% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to actively achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. The Fund aims to actively implement the strategy by investing primarily in a diversified portfolio of investment grade municipal bonds rated in the four highest credit ratings categories (AAA to BBB, or equivalent) at the time of purchase by at least one nationally recognized credit rating agency, or, if unrated, deemed to be of comparable quality by Brown Brothers Harriman & Co., through a separately identifiable department, the Fund’s sub-adviser (“BBH&Co.” or the “Sub-Adviser”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax).

The Fund may invest in fixed-, variable- or floating-rate municipal securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. These may include general obligation bonds, which typically are backed by the issuer’s ability to levy taxes, and revenue bonds, which typically are backed by a stream of revenue from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal securities also include auction rate municipal securities.

The Fund may also invest up to 20% of its total assets in securities that are not municipal securities, if, in the opinion of the Sub-Adviser, these securities will enhance after-tax returns for Fund investors. Non-municipal securities investments may include notes and bonds issued by domestic and foreign corporations and financial institutions and the U.S. Government, its agencies and guaranteed issuers. In addition, the Fund may purchase asset-backed securities, mortgage backed securities, auction rate securities and other sovereign debt when the Sub-Adviser believes that the additional returns from these securities justify the risk of allocations to these asset classes. Under normal circumstances, the Fund portfolio’s dollar weighted average duration is expected to be between 3 and 7 years.

The Fund may invest in money market instruments, repurchase agreements and derivative instruments, including futures, swaps and options, to hedge its investments or to seek to enhance returns.

The Fund will not invest 25% or more of total assets in municipal obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of airport facilities or healthcare providers). For purposes of this policy, securities of the U.S. Government, its agencies, or instrumentalities and municipal obligations backed by the

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credit of governmental entities are not subject to this 25% limit. The Fund may invest more than 25% of its total assets in municipal securities whose issuers are located in any one state.

Embedded within the Sub-Adviser’s overall investment approach is the consideration of environmental, social, and/or governance (“ESG”) criteria as one of several factors that the Sub-Adviser may deem to be material to an obligor or sector. The Sub-Adviser defines ESG as a set of environmental, social and governance factors that are considered when evaluating the creditworthiness of an obligor. Examples of environmental criteria may include an obligor’s carbon footprint or resiliency after a natural disaster. Examples of social considerations may include an obligor’s labor relations, tax policies and affordability. Governance examples may include the consideration of an obligor’s quality and timeliness of disclosures, long-term planning or governmental practices. A less favorable ESG profile may not preclude the Fund from investing in a bond of an obligor, as the consideration of ESG factors is not more influential than the consideration of other investment criteria.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of a security may decline due to general market conditions that are not specifically related to a particular company or issuer, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally.

Interest Rate Risk. When interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. Rising interest rates may also lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell its bond investments at any given time.

Illiquid Investment Risk. Illiquid investment risk exists when a particular instrument is difficult to purchase or sell. Size of a transaction or illiquid markets may be factors.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Municipal Issuer Risk. The Fund invests principally in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security’s structure fails to function as intended, the security could become taxable or decline in value. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

Municipal Revenue Sector Risk. The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business, or political characteristics. However, as the Fund’s exposure to such similar projects increases, the Fund will also become more sensitive to adverse economic, business or political developments relevant to these projects.

Geographic Risk. From time to time the Fund may have a significant position in municipal securities whose issuers are located in a particular state. Under these circumstances, changes in the economic conditions in that state are likely to affect the Fund’s investments and performance.

Taxation Risk. The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds such as the Fund have certain risks if the bonds were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders. In this case, the Fund might be required to send to you and file with the IRS information returns for prior calendar years reclassifying some of its exempt-interest dividends as taxable dividends. To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends. Additionally, the Fund is generally not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

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Shareholder Concentration Risk. Asset allocation decisions, particularly large redemptions, made by a financial intermediary whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration may also affect the Fund’s yield, and in unusual circumstances may affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Call Risk. If the securities in which the Fund invests are redeemed by the issuer before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. Risks are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks include illiquid investment risk, interest rate risk, market risk, credit risk, risk of mis-pricing or improper valuation and the risk of miscorrelation. The Fund could lose more than the principal amount invested.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

ESG Integration Risk. Integrating ESG analysis into the investment process carries the risk that the Fund may perform differently from, and may underperform, funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Fund’s benchmark index, and an index that represents a broad measure of market performance.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns
(calendar years ended 12/31)

Highest Quarterly Return	6.50%	December 31, 2023
Lowest Quarterly Return	-2.47%	September 30, 2023

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below.

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After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	Since Inception (May 19, 2022)
Return Before Taxes	6.47%	5.89%
Return After Taxes on Distributions	6.07%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.90%	4.86%
Bloomberg Municipal Bond 1-15 Year Blend Index* (reflects no deduction for fees, expenses or taxes)	5.26%	4.81%
Bloomberg Municipal Bond Index*,‡ (reflects no deduction for fees, expenses or taxes)	6.40%	5.27%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. Brown Brothers Harriman & Co., through a separately identifiable department, is the sub-adviser to the Fund.

PORTFOLIO MANAGERS

Gregory S. Steier, Principal of BBH&Co., is the Fund’s portfolio manager. Mr. Steier has served in such capacity since inception of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the NYSE Arca under the ticker symbol MNBD and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This Prospectus relates to the ALPS Intermediate Municipal Bond ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”). Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department, is the sub-adviser to the Fund (the “Sub-Adviser”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net NAV of the Shares. Unlike mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind and/or for cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

ALPS INTERMEDIATE MUNICIPAL BOND ETF

Investment Objective

The Fund seeks to protect investor’s capital and generate attractive risk-adjusted returns. The Board of Trustees of the Trust may change the Fund’s investment objective and other non-fundamental policies without shareholder approval. The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

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Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval. The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax) is a fundamental policy and may not be changed without shareholder approval.

The Sub-Adviser is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Fund may invest in fixed-, variable- or floating-rate municipal securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. These may include general obligation bonds, which typically are backed by the issuer’s ability to levy taxes, and revenue bonds, which typically are backed by a stream of revenue from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal securities also include auction rate municipal securities. Embedded within the Sub-Adviser’s overall investment approach is the consideration of ESG criteria, as one of several factors, that the Sub-Adviser may deem to be material to an obligor or sector. The Sub-Adviser defines ESG as a set of environmental, social and governance factors that are considered when evaluating the creditworthiness of an obligor. Examples of environmental criteria may include an obligor’s carbon footprint or resiliency after a natural disaster. Examples of social considerations may include an obligor’s labor relations and tax policies and affordability. Governance examples may include the consideration of an obligor’s quality and timeliness of disclosures, long-term planning or governmental practices. A less favorable ESG profile may not preclude the Fund from investing in a bond of an obligor, as the consideration of ESG factors is not more influential than the consideration of other investment criteria.

Additional Information about the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The Fund should not be relied upon as a complete investment program.

Market Risk. The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities.

Interest Rate Risk. Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. The Fund’s investments in bonds and other fixed income securities will change in value in response to fluctuations in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e., when interest rates increase, bond prices fall). As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Changes in the yield curve will impact the Fund’s investments. For example, when transitioning to recession, yields on shorter term securities tend to fall faster than the yields on longer term securities. When transitioning to expansion, yields on longer term bonds tend to rise less quickly that yields on shorter term securities. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

A potential increase in interest rates may also result in periods of volatility and increased redemptions. As a result of increased redemptions, the Fund may have to liquidate fixed income securities at disadvantageous prices and times, or at a loss, which could adversely affect the performance of the Fund. While the Fund may use futures contracts and futures options to hedge against anticipated changes in interest rates, there can be no guarantee that the Fund will be able to successfully hedge interest rate exposures.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The weighted average duration of the portfolio is expected to be between 3 and 7 years.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Rising interest rates may also cause investors to pay off mortgage-backed and asset-

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backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Illiquid Investment Risk. Illiquid investment risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Credit/Default Risk. Credit risk refers to the likelihood that an issuer will default on interest or principal payments. The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments. In addition to the possibility of an issuer being in default, the issuer may request an extension on the maturity of a security. In instances in which the maturity of a security is extended, the value of the security may decline.

Municipal Issuer Risk. The Fund invests principally in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security’s structure fails to function as intended, the security could become taxable or decline in value. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Municipal Revenue Sector Risk. The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business, or political characteristics. However, as the Fund’s exposure to such similar projects increases, the Fund will also become more sensitive to adverse economic, business or political developments relevant to these projects.

Geographic Risk. From time to time the Fund may have a significant position in municipal securities whose issuers are located in a particular state. Under these circumstances, changes in the economic conditions in that state are likely to affect the Fund’s investments and performance.

Taxation Risk. The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds such as the Fund have certain risks if the bonds were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders. In this case, the Fund might be required to send to you and file with the IRS information returns for prior calendar years reclassifying some of its exempt-interest dividends as taxable dividends. To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends. Additionally, the Fund is generally not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Shareholder Concentration Risk. From time to time, a financial intermediary may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such financial intermediary’s discretionary clients, asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Active Management Risk. The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration may also affect the Fund’s yield, and in unusual circumstances may affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

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Call Risk. If the securities in which the Fund invests are redeemed by the issuer before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as illiquid investment risk, interest rate risk, market risk, counterparty risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on the gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date, than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

SECONDARY INVESTMENT STRATEGIES

The Fund may also invest up to 20% of its total assets in securities that are not municipal securities, if, in the opinion of the Adviser or the Sub-Adviser, these securities will enhance after-tax returns for Fund investors. Non-municipal securities investments may include notes and bonds issued by domestic and foreign corporations and financial institutions and the U.S. Government, U.S. Government agencies and U.S. Government-guaranteed issuers. In addition, the Fund may purchase asset-backed securities, mortgage backed securities, auction rate securities and other sovereign debt when the Adviser or Sub-Adviser believes that the additional returns from these securities justify the risk of allocations to these asset classes. Under normal circumstances, the Fund expects the portfolio’s dollar weighted average maturity to be between 3 and 10 years.

The Fund may invest in money market instruments, repurchase agreements and derivative instruments, including futures, swaps and options, to hedge its investments or to seek to enhance returns.

The Fund will not invest 25% or more of its total assets in any one municipal revenue sector relating to bonds backed by revenues from similar types of projects (such as those relating to higher education, healthcare, housing, airports or utilities) or with other similar economic, business or political characteristics. For purposes of this policy, securities of the U.S. Government, its agencies, or instrumentalities and municipal obligations backed by the credit of governmental entities are not subject to this 25% limit. The Fund may invest more than 25% of its total assets in municipal securities whose issuers are located in any one state.

For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in short-term municipal

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securities, but could also invest in U.S. Government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may also be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of shares and underlying value of those shares.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the

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Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Benchmark Index. The Fund’s benchmark index for performance comparison purposes is the Bloomberg Municipal Bond 1-15 Year Blend Index.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

Sub-Adviser

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the sub-adviser to the Fund through a separately identifiable department. The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2023, BBH&Co. managed total assets of approximately $86.3 billion. Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, BBH&Co. furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such

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agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

Gregory S. Steier serves as the portfolio manager of the Fund.

Gregory S. Steier is a Principal of BBH&Co. with 32 years of combined industry and investment experience. Mr. Steier holds a BS and an MBA from New York University. He joined BBH&Co. in 1992, and served as a Managing Director from 2007 to 2023. He has served as a Principal since 2023.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol MNBD.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s

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portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of securities (the “Deposit Securities”) (and/or an amount in cash in lieu of some or all of the Deposit Securities) and generally make a cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of the Fund, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that either the AP may not be eligible to trade or the Sub-Adviser believes are in the best interests of the Fund not to accept in kind.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time)

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(“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $250 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $250 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or their affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest

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between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

●	You sell your Shares listed on the NYSE Arca, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund expects to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by the Fund. However, there can be no assurance that it will satisfy the requirements to pay dividends eligible to be reported as “exempt-interest dividends” with respect to a particular taxable year. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. In general, your distributions other than “exempt-interest dividends” are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s ordinary income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

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The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Exempt-interest dividends paid by the Fund may be a preference item when determining your federal alternative minimum tax liability. In addition, exempt-interest dividends of the Fund are taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry Shares in the Fund will not be deductible for federal income tax purposes.

If you lend your Shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In

www.alpsfunds.com	15

reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, is available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Fund’s financial statements and financial highlights for the year ended November 30, 2022 were audited by another independent registered public accounting firm. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

16	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the period presented

ALPS Intermediate Municipal Bond ETF

	For the Year Ended November 30, 2023		For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$25.24		$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.85		0.36
Net realized and unrealized gain	0.34		0.23
Total from investment operations	1.19		0.59

DISTRIBUTIONS:
From net investment income	(1.01)		(0.35)
Total distributions	(1.01)		(0.35)

NET INCREASE IN NET ASSET VALUE	0.18		0.24
NET ASSET VALUE, END OF PERIOD	$25.42		$25.24
TOTAL RETURN(b)	4.85%		2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$31,135		$30,919

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50%		0.50	%(c)
Ratio of net investment income to average net assets	3.28%		2.67	%(c)
Portfolio turnover rate(d)	129	%(e)	75%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The portfolio turnover rate excluding variable rate demand notes was 50%.

www.alpsfunds.com	17

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports, prospectus, Form N-CSR, Form N-CEN, or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports, prospectus, and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS | O’Shares U.S. Quality Dividend ETF (Cboe BZX: OUSA)

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF (Cboe BZX: OUSM)

ALPS | O’Shares Global Internet Giants ETF (Cboe BZX: OGIG)

ALPS | O’Shares Europe Quality Dividend ETF (Cboe BZX: OEUR)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
ALPS | O’Shares U.S. Quality Dividend ETF	2
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	7
ALPS | O’Shares Global Internet Giants ETF	12
ALPS | O’Shares Europe Quality Dividend ETF	18
Introduction—Alps ETF Trust	23
Tax-Advantaged Product Structure	23
ALPS | O’Shares U.S. Quality Dividend ETF	23
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	24
ALPS | O’Shares Global Internet Giants ETF	24
ALPS | O’Shares Europe Quality Dividend ETF	25
Additional Information About the Funds’ Principal Investment Risks	26
Secondary Investment Strategies	31
Additional Risk Considerations	31
Investment Advisory Services	33
Purchase and Redemption Of Shares	34
How to Buy and Sell Shares	35
Frequent Purchases and Redemptions	38
Fund Service Providers	38
Index Provider	38
Disclaimers	38
Federal Income Taxation	40
Other Information	41
Financial Highlights	41
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS | O’Shares U.S. Quality Dividend ETF
(The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$49	$154	$269	$603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Underlying Index are selected from the S-Network US Equity Large-Cap 500 Index. As of December 31, 2023, the Underlying Index consisted of 100 securities.

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Large-Cap 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Large-Cap 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Large-Cap 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Underlying Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Large-Cap 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Underlying Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Underlying Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Large-Cap 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology, and Utilities.

2	Prospectus | March 31, 2024

ALPS | O’Shares U.S. Quality Dividend ETF

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Underlying Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Underlying Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Underlying Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Underlying Index (e.g., where the Underlying Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Underlying Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Underlying Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Underlying Index, but which ALPS Advisors, Inc. (the “Adviser”) believes will help the Fund track the Underlying Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETFs”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Underlying Index components or in anticipation of changes in the Underlying Index’s components.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Multifactor Risk. The Underlying Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network US Equity Large-Cap 500 Index, will not be the same as it historically has been and thus that the Underlying Index will not be exposed to the less volatile securities in the S-Network US Equity Large-Cap 500 Index. Volatile stocks are subject to sharp swings in value.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.

www.alpsfunds.com	3

Conversely, a positive development relating to a security in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Underlying Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index. In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security. To the extent the Fund uses a representative sampling strategy to track the Underlying Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Underlying Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Mid-, and Large Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Medium capitalization companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk is heightened in a changing interest rate or volatile environment.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The O’Shares U.S. Quality Dividend ETF (the “Predecessor Fund”), a series of OSI ETF Trust, was reorganized into the Fund on June 17, 2022. The Fund adopted the historical performance of the Predecessor Fund as the result of the reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same.

Previously, the Predecessor Fund had adopted the historical performance of the O’Shares FTSE U.S. Quality Dividend ETF (the “Previous Predecessor Fund”), a series of FQF Trust, as the result of a reorganization in which the Predecessor Fund acquired all of the assets, subject to liabilities, of the Previous Predecessor Fund on June 28, 2018. The returns presented for the Predecessor Fund for periods prior to June 28, 2018 reflect the performance of the Previous Predecessor Fund. At the time of the reorganization, the investment objectives of the Previous Predecessor Fund and the Predecessor Fund were identical and the investment strategies of the Previous Predecessor Fund and the Predecessor Fund were substantially the same.

Effective June 1, 2020, the Predecessor Fund’s underlying index was changed to the Underlying Index from the FTSE USA Qual/Vol/Yield Factor 5% Capped Index (the “Former Index”). Thus, Predecessor Fund performance shown below through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Index, and Predecessor Fund performance shown below beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance

4	Prospectus | March 31, 2024

ALPS | O’Shares U.S. Quality Dividend ETF

of the Underlying Index. In addition, the Underlying Index performance shown below reflects the blended performance of the Former Index through May 31, 2020 and the Underlying Index thereafter.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund and Fund's performance from year to year and by showing how the Predecessor Fund and Fund's average annual returns for certain time periods compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Predecessor Fund and Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Predecessor Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	15.16%	June 30, 2020
Lowest Quarterly Return	-20.34%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For the periods ended December 31, 2023

	One Year	Five Years	Since Inception (July 14, 2015)
Before Taxes	13.23%	11.21%	9.93%
After Taxes on Distributions	12.70%	10.49%	9.02%
After Taxes on Distributions and Sale of Shares	8.15%	8.67%	7.63%
O’Shares U.S. Quality Dividend Index(1)(2)	13.83%	11.78%	10.48%
Morningstar US Large-Mid Cap Broad Value Index(1)	14.34%	12.72%	10.17%
Bloomberg US 1000 Index(1)(3)	26.66%	15.47%	11.94%

(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(2)

The O’Shares U.S. Quality Dividend Index performance information reflects the blended performance of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index through May 31, 2020 and the O’Shares U.S. Quality Dividend Index thereafter.

(3)	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since June 2022. Mr. Perkins has served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on Cboe BZX under the ticker symbol OUSA and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

www.alpsfunds.com	5

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Prospectus | March 31, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

SUMMARY SECTION

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Small-Cap Quality Dividend Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$49	$154	$269	$603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is designed to reflect the performance of publicly-listed small-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the Underlying Index are selected from the S-Network US Equity Mid/Small-Cap 2500 Index. As of December 31, 2023, the Underlying Index consisted of 107 securities with a market capitalization range of between $477 million and $21 billion.

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Mid/Small-Cap 2500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Mid/Small-Cap 2500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Mid/Small-Cap 2500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Underlying Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Mid/Small-Cap 2500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Underlying Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 2% at each quarterly rebalance to avoid overexposure to any single security. The Underlying Index’s investable universe includes companies from the following GICS sectors within the S-Network US

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Equity Mid/Small-Cap 2500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology, and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Underlying Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Underlying Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Underlying Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Underlying Index (e.g., where the Underlying Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Underlying Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Underlying Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index. The Fund considers the companies included in the Underlying Index to be “small capitalization” companies. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of June 30, 2023, the Underlying Index was concentrated in the industrials sector.

The Fund may invest up to 20% of its total assets in investments not included in the Underlying Index, but which ALPS Advisors, Inc. (the “Adviser”) believes will help the Fund track the Underlying Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Underlying Index components or in anticipation of changes in the Underlying Index’s components.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Multifactor Risk. The Underlying Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network US Equity Mid/Small-Cap 2500 Index, will not be the same as it historically has been and thus that the Underlying Index will not be exposed to the less volatile securities in the S-Network US Equity Mid/Small-Cap 2500 Index. Volatile stocks are subject to sharp swings in value.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

8	Prospectus | March 31, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to a security in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Underlying Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index. In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security. To the extent the Fund uses a representative sampling strategy to track the Underlying Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Underlying Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-sized companies may involve greater risks because these companies generally have a limited track record. Smaller and mid-sized companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk is heightened in a changing interest rate or volatile environment.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The O’Shares U.S. Small Cap Quality Dividend ETF (the “Predecessor Fund”), a series of OSI ETF Trust, was reorganized into the Fund on June 17, 2022. The Fund adopted the historical performance of the Predecessor Fund as the result of the reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same.

Effective May 4, 2018, the Predecessor Fund’s underlying index was changed from the FTSE USA Small Cap Qual/Vol/Yield Factor 3% Capped Index (the “Former Underlying Index 1”) to the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index (the “Former Underlying Index 2” and together with the Former Underlying Index 1, the “Former Underlying Indexes”). Effective June 1, 2020, the Predecessor Fund’s underlying index was changed from the Former Underlying Index 2 to the Underlying Index. Thus, Predecessor Fund performance shown below prior to May 4, 2018 reflects the Predecessor Fund seeking to track the performance of the Former Underlying Index 1, Predecessor Fund performance shown below from May 4, 2018 through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Underlying Index 2, and Predecessor Fund performance

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shown below beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index. In addition, the Underlying Index performance shown below reflects the blended performance of the Former Underlying Index 1 through May 3, 2018, the Former Underlying Index 2 from May 4, 2018 through May 31, 2020 and the Underlying Index thereafter.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund and Fund's performance from year to year and by showing how the Predecessor Fund and Fund's average annual returns for certain time periods compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Predecessor Fund and Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Predecessor Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	19.32%	December 31, 2020
Lowest Quarterly Return	-28.24%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For the periods ended December 31, 2023

	One Year	Five Years	Since Inception (December 30, 2016)
Before Taxes	18.79%	12.80%	8.84%
After Taxes on Distributions	18.29%	12.10%	8.06%
After Taxes on Distributions and Sale of Shares	11.42%	9.98%	6.73%
O’Shares U.S. Small-Cap Quality Dividend Index(1)(2)	19.36%	13.35%	9.38%
Morningstar US Small-Cap Broad Value Extended Index(1)	16.27%	11.64%	6.93%
Bloomberg US 1000 Index(1)(3)	26.66%	15.47%	13.09%

(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(2)

O’Shares U.S. Small-Cap Quality Dividend Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from May 4, 2018 through May 31, 2020 and the O’Shares U.S. Small-Cap Quality Dividend Index thereafter.

(3)	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since June 2022. Mr. Perkins has served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on Cboe BZX under the ticker symbol OUSM and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

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ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

ALPS | O’Shares Global Internet Giants ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$49	$154	$269	$603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the “internet sector”, as defined by O’Shares Investment Advisers, LLC (the “Index Provider”).

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from 2500 global stocks in two main business segments, Internet Technology and Internet Commerce, by identifying companies in the following industries: Application Software, Integrated Telecommunication Services, Interactive Media & Services, Internet & Direct Marketing Retail, Systems Software, Movies & Entertainment, Interactive Home Entertainment and Internet Services & Infrastructure, selecting those that have exposure to the following factors: 1) quality and 2) growth. The selection criteria include requirements for minimum capitalization (adjusted for free float), minimum price and minimum average daily trading volume. The universe of eligible securities includes the 1000 largest U.S. listed companies, the 500 largest European companies, the 500 largest Pacific basin companies and the 500 largest emerging market companies, measured by market capitalization. Constituents of the Fund’s Underlying Index must derive at least 50% of their revenues from Internet Technology and/or Internet Commerce. The “quality” factor is determined primarily by “cash burn rate”, the monthly rate that a company uses shareholder capital. Companies with a high ratio of cash burn rate to balance sheet cash and cash equivalents are excluded from the Underlying Index. The “growth” factor is measured by revenue growth and stocks are assigned a growth rating. The Underlying Index excludes pass-through securities such as real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), business development companies (“BDCs”) and closed-end funds (“CEFs”).

The Fund may also invest in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). In a VIE structure, instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company. These contractual arrangements are expected to provide the listed company (and investors in such company, such as the Fund) with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China.

Stock weightings in the Underlying Index are determined according to a modified market capitalization weighting method, using the full market capitalization combined with the growth rating, subject to constraints for diversification and capacity. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average

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ALPS | O’Shares Global Internet Giants ETF

daily trading volume requirements. The Underlying Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Underlying Index. As of December 31, 2023, the Underlying Index was comprised of 79 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Underlying Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Underlying Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Underlying Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Underlying Index (e.g., where the Underlying Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Underlying Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Underlying Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of December 31, 2023, the Communication Services, Consumer Discretionary and Information Technology sectors each represented a substantial portion of the Underlying Index. The Underlying Index provides exposure to various global markets, including emerging markets. As of December 31, 2023 the Underlying Index included the following countries: Australia, Canada, China, Germany, Spain, Ireland, Israel, Japan, Norway, New Zealand, Poland, Sweden, the United States, and Uruguay.

The Fund may invest up to 20% of its total assets in investments not included in the Underlying Index, but which ALPS Advisors, Inc. (the “Adviser”) believes will help the Fund track the Underlying Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Underlying Index components or in anticipation of changes in the Underlying Index’s components.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Multifactor Risk. The Underlying Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Internet Companies Risk. Companies involved with the internet, technology and e-commerce are exposed to risks associated with rapid advances in technology, obsolescence of current products and services, the finite life of patents and the constant threat of global competition and substitutes. In addition to these risks, these companies may be adversely impacted by market and economic cyclicality and changing industry standards.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock

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market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. Emerging markets countries may have relatively unstable governments and may present heightened risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. Emerging market countries may also have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging market countries may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and political, economic and social events.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

China Risk. Investments in Chinese securities, including certain Hong Kong-listed securities, subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, including restrictions on the Public Company Accounting Oversight Board’s (“PCAOB”) access to public accounting firms, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. To the Adviser’s knowledge, the Chinese government has never approved VIE structures. Investments through a VIE structure are subject to the risk that the VIE will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or contracts between the VIE and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the Fund’s associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

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ALPS | O’Shares Global Internet Giants ETF

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to a security in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Underlying Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index. In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security. To the extent the Fund uses a representative sampling strategy to track the Underlying Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Underlying Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk is heightened in a changing interest rate or volatile environment.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, may be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The O’Shares Global Internet Giants ETF (the “Predecessor Fund”), a series of OSI ETF Trust, was reorganized into the Fund on June 17, 2022. The Fund adopted the historical performance of the Predecessor Fund as the result of the reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund and Fund's performance from year to year and by showing how the Predecessor Fund and Fund's average annual returns for certain time periods compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Predecessor Fund and Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Predecessor Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	52.99%	June 30, 2020
Lowest Quarterly Return	-28.23%	June 30, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For the periods ended December 31, 2023

	One Year	Five Years	Since Inception (June 5, 2018)
Before Taxes	49.61%	13.72%	7.00%
After Taxes on Distributions	49.61%	13.72%	7.00%
After Taxes on Distributions and Sale of Shares	29.37%	11.03%	5.52%
O’Shares Global Internet Giants Index(1)	50.47%	14.31%	7.56%
NASDAQ 100 Index(1)	55.13%	22.66%	17.65%
Bloomberg US 1000 Index(1)(2)	26.66%	15.47%	12.00%

(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(2)	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since June 2022. Mr. Perkins has served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on Cboe BZX under the ticker symbol OGIG, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

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ALPS | O’Shares Global Internet Giants ETF

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

ALPS | O’Shares Europe Quality Dividend ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to track the performance (before fees and expenses) of the O’Shares Europe Quality Dividend Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$49	$154	$269	$603

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index.

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Underlying Index are selected from the S-Network Europe Equity 500 Index. S-Network Global Indexes Inc. determines eligible securities for the S-Network Europe Equity 500 Index in accordance with the S-Network Country Classification System, based on measures such as country of incorporation, country of domicile, country of primary listing and country in which the greatest percentage of revenue is generated. As of December 31, 2023, the Underlying Index consisted of 50 securities.

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network Europe Equity 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network Europe Equity 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network Europe Equity 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Underlying Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network Europe Equity 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Underlying Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any

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ALPS | O’Shares Europe Quality Dividend ETF

single security. The Underlying Index’s investable universe includes companies from the following GICS sectors within the S-Network Europe Equity 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology, and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Underlying Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Underlying Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Underlying Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Underlying Index (e.g., where the Underlying Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Underlying Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Underlying Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index and in depositary receipts representing such securities. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Underlying Index, but which ALPS Advisors, Inc. (the “Adviser”) believes will help the Fund track the Underlying Index. For example, there may be instances in which the Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Underlying Index components or in anticipation of changes in the Underlying Index’s components.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Multifactor Risk. The Underlying Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend. An issuer of a security may also be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network Europe Equity 500 Index, will not be the same as it historically has been and thus that the Underlying Index will not be exposed to the less volatile securities in the S-Network Europe Equity 500 Index. Volatile stocks are subject to sharp swings in value.

Europe Risk. Decreasing imports or exports, changes in governmental or European Union (the “EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The

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European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the United Kingdom’s withdrawal from membership in the EU. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Fund’s portfolio. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to a security in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Underlying Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index. In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security. To the extent the Fund uses a representative sampling strategy to track the Underlying Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Underlying Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.

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ALPS | O’Shares Europe Quality Dividend ETF

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices. Liquidity risk is heightened in a changing interest rate or volatile environment.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The O’Shares Europe Quality Dividend ETF (the “Predecessor Fund”), a series of OSI ETF Trust, was reorganized into the Fund on June 17, 2022. The Fund adopted the historical performance of the Predecessor Fund as the result of the reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same.

Previously, the Predecessor Fund had adopted the historical performance of the O’Shares FTSE Europe Quality Dividend ETF (the “Previous Predecessor Fund”), a series of FQF Trust, as the result of a reorganization in which the Predecessor Fund acquired all of the assets, subject to liabilities, of the Previous Predecessor Fund on June 28, 2018. The returns presented for the Predecessor Fund for periods prior to June 28, 2018 reflect the performance of the Previous Predecessor Fund. At the time of the reorganization, the investment objectives of the Previous Predecessor Fund and the Predecessor Fund were identical and the investment strategies of the Previous Predecessor Fund and the Predecessor Fund were substantially the same.

Effective June 1, 2020, the Predecessor Fund’s underlying index was changed to the Underlying Index from the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index (the “Former Index”). Thus, Predecessor Fund performance shown below through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Index, and Predecessor Fund performance shown below beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index. In addition, the Underlying Index performance shown below reflects the blended performance of the Former Index through May 31, 2020 and the Underlying Index thereafter.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund and Fund's performance from year to year and by showing how the Predecessor Fund and Fund's average annual returns for certain time periods compare with the average annual returns of the Underlying Index, an additional index and an index that represents a broad measure of market performance. The Predecessor Fund and Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Predecessor Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	17.48%	December 31, 2022
Lowest Quarterly Return	-20.66%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns
For the periods ended December 31, 2023

	One Year	Five Year	Since Inception (August 19, 2015)
Before Taxes	24.93%	8.82%	4.69%
After Taxes on Distributions	24.02%	7.83%	3.61%
After Taxes on Distributions and Sale of Shares	15.97%	6.71%	3.26%
O’Shares Europe Quality Dividend Index(1)(2)	25.47%	9.35%	5.18%
EURO STOXX 50 Net Return USD Index(1)	26.51%	10.35%	5.65%
Morningstar Europe Index(3)(4)	20.35%	9.14%	5.62%

(1)

Index performance shown in the table is net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

(2)

The O’Shares Europe Quality Dividend Index performance information reflects the blended performance of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index through May 31, 2020 and the O’Shares Europe Quality Dividend Index thereafter.

(3)	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

(4)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since June 2022. Mr. Perkins has served in such capacity since March 2024.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on Cboe BZX under the ticker symbol OEUR and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	Prospectus | March 31, 2024

Introduction—Alps ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds (“ETFs”). This Prospectus relates to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares Europe Quality Dividend ETF.

Each Fund’s shares (the “Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Exchange” or “Cboe BZX”). Each Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Funds.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV (except for ALPS | O’Shares Global Internet Giants ETF, which may effect creations and redemptions partly or wholly for cash). These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism utilized by most exchange-traded funds, including the Funds, generally will not lead to a tax event for a Fund or its ongoing shareholders.

ALPS | O’Shares U.S. Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its Underlying Index (“Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Underlying Index are selected from the S-Network US Equity Large-Cap 500 Index. As of December 31, 2023, the Underlying Index consisted of 100 securities.

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Large-Cap 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Large-Cap 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Large-Cap 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Underlying Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Large-Cap 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Underlying Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Underlying Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity

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Large-Cap 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

The Underlying Index methodology was developed by the Index Provider. S-Network Global Indexes Inc. (“S-Network”), an independent third party (the “Calculation Agent”), is responsible for the ongoing maintenance, compilation, calculation and administration of the Underlying Index. The Underlying Index is unmanaged and cannot be invested in directly.

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its Underlying Index (“Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Underlying Index is designed to reflect the performance of publicly-listed small-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the Underlying Index are selected from the S-Network US Equity Mid/Small-Cap 2500 Index. As of December 31, 2023, the Underlying Index consisted of 107 securities with a market capitalization range of between $477 million and $21 billion.

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Mid/Small-Cap 2500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Mid/Small-Cap 2500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Mid/Small-Cap 2500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Underlying Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Mid/Small-Cap 2500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Underlying Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 2% at each quarterly rebalance to avoid overexposure to any single security. The Underlying Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Mid/Small-Cap 2500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

The Underlying Index methodology was developed by the Index Provider. S-Network Global Indexes Inc. (“S-Network”), an independent third party (the “Calculation Agent”), is responsible for the ongoing maintenance, compilation, calculation and administration of the Underlying Index. The Underlying Index is unmanaged and cannot be invested in directly.

ALPS | O’Shares Global Internet
Giants ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its Underlying Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Underlying Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the “internet sector”, as defined by the Index Provider. The Underlying Index is constructed using

24	Prospectus | March 31, 2024

a proprietary, rules-based methodology designed to select equity securities from 2500 global stocks in two main business segments, Internet Technology and Internet Commerce, by identifying companies in the following industries: Application Software, Integrated Telecommunication Services, Interactive Media & Services, Internet & Direct Marketing Retail, Systems Software, Movies & Entertainment, Interactive Home Entertainment and Internet Services & Infrastructure, selecting those that have exposure to the following factors: 1) quality and 2) growth. The selection criteria include requirements for minimum capitalization (adjusted for free float), minimum price and minimum average daily trading volume. The universe of eligible securities includes the 1000 largest U.S. listed companies, the 500 largest European companies, the 500 largest Pacific basin companies and the 500 largest emerging market companies, measured by market capitalization. Constituents of the Fund’s Underlying Index must derive at least 50% of their revenues from Internet Technology and/or Internet Commerce. The “quality” factor is determined primarily by “cash burn rate”, the monthly rate that a company uses shareholder capital. Companies with a high ratio of cash burn rate to balance sheet cash and cash equivalents are excluded from the Underlying Index. The “growth” factor is measured by revenue growth and stocks are assigned a growth rating. The Underlying Index excludes pass-through securities such as REITs, MLPs, BDCs and CEFs.

Stock weightings in the Underlying Index are determined according to a modified market capitalization weighting method, using the full market capitalization combined with the growth rating, subject to constraints for diversification and capacity. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The Underlying Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Underlying Index. As of December 31, 2023, the Underlying Index was comprised of 79 securities.

The Underlying Index methodology was developed by the Index Provider. S-Network Global Indexes Inc (“S-Network”), an independent third party (the “Calculation Agent”), is responsible for the ongoing maintenance, compilation, calculation and administration of the Underlying Index. The Underlying Index is unmanaged and cannot be invested in directly.

ALPS | O’Shares Europe Quality
Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its Underlying Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, (as determined by the Index Provider). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Underlying Index are selected from the S-Network Europe Equity 500 Index. S-Network Global Indexes Inc. determines eligible securities for the S-Network Europe Equity 500 Index in accordance with the S-Network Country Classification System, based on measures such as country of incorporation, country of domicile, country of primary listing and country in which the greatest percentage of revenue is generated. As of December 31, 2023, the Underlying Index consisted of 50 securities.

The Underlying Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network Europe Equity 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network Europe Equity 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network Europe Equity 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Underlying Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network Europe Equity 500 Index are screened for free float (the number of shares readily

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available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Underlying Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Underlying Index’s investable universe includes companies from the following GICS sectors within the S-Network Europe Equity 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

As of December 31, 2023, the Underlying Index included the following countries: Australia, Canada, China, Germany, Spain, Ireland, Israel, Japan, Norway, New Zealand, Poland, Sweden, the United States, and Uruguay.

The Underlying Index methodology was developed by the Index Provider. S-Network Global Indexes Inc (“S-Network”), an independent third party (the “Calculation Agent”), is responsible for the ongoing maintenance, compilation, calculation and administration of the Underlying Index. The Underlying Index is unmanaged and cannot be invested in directly.

Additional Information About the Funds’ Principal Investment Risks

Investors should consider the following additional information about the Funds’ principal investment risks.

Cash and Cash Equivalents Risk. The Funds may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If a Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Risk of Cash Transactions. Unlike many ETFs, the ALPS | O’Shares Global Internet Giants ETF may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on the gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date, than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Concentration Risk. To the extent that each Fund’s Underlying Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. A Fund’s performance could also be affected if the sectors or industries do not perform as expected.

Depositary Receipts Risk. The ALPS | O’Shares Global Internet Giants ETF’s and the ALPS | O’Shares Europe Quality Dividend ETF’s investments in foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (ADRs), European Depositary Receipts (”EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and may be more volatile. Distributions paid to holders of depositary receipts, such as the Fund, may be subject to a fee charged by the depositary. Depositary receipts may be ‘‘sponsored’’ or ‘‘unsponsored’’ and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available

26	Prospectus | March 31, 2024

regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The Fund’s investments may also include ADRs, GDRs and EDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. The Adviser will determine the liquidity of these investments pursuant to guidelines established by the Board. If a particular investment in such ADRs, GDRs or EDRs is deemed illiquid, that investment will be included within the Fund’s limitation on investments in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs, GDRs or EDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Also, a Fund may have limited voting rights and investment restrictions in certain countries may adversely impact the value of the depositary receipt. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.

Dividend-Paying Stocks Risk. The ALPS | O’Shares U.S. Quality Dividend ETF, the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF and the ALPS | O’Shares Europe Quality Dividend ETF have exposure to dividend-paying stocks. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. A Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by a Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after a Fund has gained exposure to such a company’s securities.

Europe Risk. The ALPS | O’Shares Europe Quality Dividend ETF has significant exposure to European investments. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. If one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Fund’s portfolio, and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement).

In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets.

Foreign Investment Risk. The ALPS | O’Shares Global Internet Giants ETF’s and the ALPS | O’Shares Europe Quality Dividend ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions (including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets also differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. A Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The ALPS | O’Shares Global Internet Giants ETF may invest in securities and instruments that are economically tied to emerging market countries. The Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World

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Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. Emerging market countries may also have less stringent government regulation, which may result in market manipulation and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of a Fund’s Underlying Index consists of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX and may, therefore, have a material effect on the market price of the Fund’s Shares.

Geographic Concentration Risk. Because the ALPS | O’Shares Global Internet Giants ETF’s and the ALPS | O’Shares Europe Quality Dividend ETF’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

China Risk. The ALPS | O’Shares Global Internet Giants ETF is subject to the risks associated with holding investments in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject the Fund to risks specific to China. The Chinese economy is subject to a considerable degree of economic, political and social instability:

Political and Social Risk. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy.

Government Control and Regulations. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund, and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information, and political and social instability.

Economic Risk. The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect

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on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Expropriation Risk. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk. China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Chinese Equity Markets. The Fund invests in Chinese securities, including H-shares, A-shares, B-shares, Red-Chips and/or P-Chips. The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China.

Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as 12 a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Growth Securities Risk. The ALPS | O’Shares Global Internet Giants ETF may hold growth securities. Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies or “growth securities” have market values that may be more volatile than those of other types of investments. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no assurance that they will continue to do so). Therefore, growth securities may go outperform or underperform the broad market over time. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

Index Management Risk. Unlike many investment companies, each Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Investment Risk. An investment in any of the Funds is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Internet Companies Risk. The ALPS | O’Shares Global Internet Giants ETF may invest in internet companies. Companies involved with the internet, technology and e-commerce are exposed to risks associated with rapid advances in technology, obsolescence of current products and services, the finite life of patents and the constant threat of global competition and substitutes. In addition to these risks, these companies may be adversely impacted by market and economic cyclicality and changing industry standards.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large Capitalization Company Risk. The ALPS | O’Shares U.S. Quality Dividend ETF, the ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF may invest in large capitalization companies. The large capitalization companies in which a Fund invests may underperform other segments of the equity market or the equity market as a whole.

Liquidity Risk. It may be more difficult for a Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at

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the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in each Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Sampling Risk. To the extent each Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to a security in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. The ALPS | O’Shares Global Internet Giants ETF may invest in the securities of small- and mid-capitalization companies and the ALPS | O’Shares U.S. Quality Dividend ETF may invest in the securities of mid-capitalization companies. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

Multifactor Risk. The Underlying Indexes, and thus the Funds, seek to achieve specific factor exposures identified in the Funds’ principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance a Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee an Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Non-Diversification Risk. The ALPS | O’Shares Global Internet Giants ETF is subject to non-diversification risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Sector Risk. To the extent an Underlying Index, and thereby a Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If a Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

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Tracking Error Risk. Tracking error is the divergence of a Fund’s performance from that of its Underlying Index. A Fund’s return may not match the return of the Underlying Index for a number of other reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Underlying Index’s components are reconstituted on an annual basis, a Fund’s costs associated with reconstitution may be greater than those incurred by other ETFs that track indices whose composition changes less frequently. If a Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index. In addition, a Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security. In addition, to the extent a Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Underlying Index.

Volatility Risk. All Funds apart from the ALPS | O’Shares Global Internet Giants ETF may be subject to volatility risk. There is a risk that the present and future volatility of a security, relative to the Underlying Index, will not be the same as it has historically been, and thus that the Underlying Index will not be exposed to the less volatile securities in the Underlying Index universe. Volatile stocks are subject to sharp swings in value.

Secondary Investment Strategies

As a principal investment strategy each Fund will normally invest at least 80% of its total assets in component securities that comprise its Underlying Index and, with respect to ALPS | O’Shares Europe Quality Dividend ETF, depositary receipts based on the securities in its Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser (defined below) anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because each Fund uses a passive management approach to seek to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. Each Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objectives and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “Circuit breaker” rules. If a trading halt or

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unanticipated early closing of Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to each Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for each Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of a Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per share.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In the event of a bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

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Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
ALPS | O’Shares U.S. Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares Global Internet Giants ETF		0.48%
ALPS | O’Shares Europe Quality Dividend ETF		0.48%

From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Each Fund enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each of the Funds is available in the Funds’ annual report to shareholders for the period ended November 30, 2023.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research; Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc.; and Charles Perkins, Associate Vice President, Portfolio Management & Research of ALPS Advisors, Inc., are the

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Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Funds since June 2022. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is Senior Vice President, Index Management at ALPS Advisors and has been a Portfolio Manager of the Funds since June 2022. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

Mr. Perkins has been a Portfolio Manager of the Funds since March 2024. He joined the Firm as an Analyst in 2015. Prior to joining ALPS Advisors, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

MANAGER OF MANAGERS STRUCTURE

ALPS ETF Trust and ALPS Advisors operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits ALPS Advisors to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means ALPS Advisors has the ultimate responsibility, subject to oversight by the ALPS ETF Board, to oversee a sub-adviser, if any, and recommend the hiring, termination and replacement of a sub-adviser.

ALPS ETF Trust will furnish to shareholders of the Funds all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change ALPS Advisors’ obligation under the Advisory Agreement, including ALPS Advisors’ responsibility to monitor and oversee sub-advisory services furnished to a Fund, if any, without further shareholder approval. Pursuant to the Order, ALPS Advisors is not required to disclose its contractual fee arrangement with any sub-adviser.

ALPS Advisors will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of ALPS ETF Trust or ALPS Advisors other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of a Fund. ALPS Advisors compensates each sub-adviser, if any, out of its management fee.

Purchase and Redemption Of Shares

General

The Shares are issued or redeemed by a Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading in the secondary market on the Cboe BZX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the Cboe BZX at prices that may differ to varying degrees from the daily NAV of the Shares. Given that a Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the ticker symbols set forth below:

Name of Fund	Ticker Symbol
ALPS | O’Shares U.S. Quality Dividend ETF	OUSA
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	OUSM
ALPS | O’Shares Global Internet Giants ETF	OGIG
ALPS | O’Shares Europe Quality Dividend ETF	OEUR

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to a Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

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Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the Exchange may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange disseminates the approximate value of Shares of each Fund every fifteen seconds. With respect to the ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF, the approximate value calculations are based on local market prices and may not reflect events that occur subsequent to a local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Securities will be fair valued by the Adviser when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees designated the Adviser as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee is responsible for periodically assessing any material risks associated with the determination of the fair value of the fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily

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available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. A Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent a Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. If a price from a third-party pricing service is unavailable and there is not a current day, reliable trade price or broker quote, then the Valuation Designee will determine a fair value in good faith.

With respect to ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares Europe Quality Dividend ETF, trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by a Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $250 per transaction for ALPS | O’Shares U.S. Quality Dividend ETF, $250 per transaction for ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, $500 per transaction for ALPS | O’Shares Global Internet Giants ETF, and $750 per transaction for ALPS | O’Shares Europe Quality Dividend ETF (the “Creation Transaction Fee”) is applicable to each creation transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Exchange is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the amounts of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $250 per transaction for ALPS | O’Shares U.S. Quality Dividend ETF, $250 per transaction for ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, $500 per transaction for ALPS | O’Shares Global Internet Giants ETF and $750 per transaction for ALPS | O’Shares Europe Quality Dividend ETF (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partly in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Funds. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Funds or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

For the ALPS | O’Shares Europe Quality Dividend ETF, income dividends, if any, are distributed to shareholders quarterly. For the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF and ALPS | O’Shares Global Internet Giants ETF, income dividends, if any, are distributed to shareholders monthly.

Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the

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distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Funds.

State Street Bank and Trust Company is the custodian and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Cohen & Company, Ltd. serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

O’Shares Investment Advisers, LLC developed the methodology for each Underlying Index and serves as the Index Provider. O’Shares Investment Advisers, LLC has licensed the use of the Underlying Indexes and related intellectual property to the Adviser. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Disclaimers

S-Network Global Indexes Inc. (“S-Network”) Disclaimer

Shares of the Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes Inc., or third-party licensors. Neither S-Network nor its third-party licensors make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or in the ability of a Fund to track the performance of its Underlying Index. S-Network and its third-party licensors are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds’ shares to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Neither S-Network nor its affiliates or third-party licensors guarantee the adequacy, accuracy timeliness and/or the completeness of the Underlying Indexes or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S-Network, its affiliates and their third-party licensors shall not be subject to any damages or liability for any errors, omissions, or interruptions therein. S-Network makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S-Network, its affiliates or their third-party licensors have any liability for any indirect, special, incidental punitive or consequential damages, including but not limited to loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.

Cboe BZX Disclaimer

Shares of the Funds are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of a Fund to track the performance of its Underlying Index or the ability of an Underlying Index to track stock market performance. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of a Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing or trading of the shares of the Funds.

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Cboe BZX does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Cboe BZX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe BZX makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Adviser Disclaimer

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

Index Provider Disclaimer

The Funds are not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of an Underlying Index to track performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Funds is in relation to the licensing of certain trademarks and trade names of the Index Provider and of one or more the Index Provider’s indexes, including the Underlying Indexes, each of which is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds.

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein and the Index Provider shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Adviser, the Funds, Fund shareholders, or any other person or entity from the use of the Underlying Indexes or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

Morningstar Disclaimer

The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the Funds in particular or the ability of the Morningstar Index Data to track general mutual fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index. Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Funds. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Funds into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR

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INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABLITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the Exchange, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly, except for ALPS | O’Shares Europe Quality Dividend ETF, which declares and pays dividends from net investment income quarterly. A Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the relevant Fund. Dividends paid out of a Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the relevant Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the relevant Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the relevant Fund’s foreign income taxes. It is expected that more than 50% of the ALPS|O’Shares Europe Quality Dividend ETF’s assets will consist of foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s

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aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the most recently completed calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended November 30, 2023 has been audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by another independent registered public accounting firm. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	41

Financial highlights

For a share outstanding throughout the periods presented

ALPS | O’Shares U.S. Quality Dividend ETF

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020		For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$43.24	$40.29		$42.00	$33.16	$34.13		$30.69

INCOME FROM OPERATIONS:
Net investment income(b)	0.81	0.36		0.77	0.69 (c)	0.93		0.89 (c)
Net realized and unrealized gain/(loss)	1.19	2.95		(1.72)	8.81	(0.96)		3.44
Total from investment operations	2.00	3.31		(0.95)	9.50	(0.03)		4.33

DISTRIBUTIONS:
From net investment income	(0.83)	(0.36)		(0.76)	(0.66)	(0.94)		(0.89)
Total distributions	(0.83)	(0.36)		(0.76)	(0.66)	(0.94)		(0.89)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	2.95		(1.71)	8.84	(0.97)		3.44
NET ASSET VALUE, END OF PERIOD	$44.41	$43.24		$40.29	$42.00	$33.16		$34.13
TOTAL RETURN (d)	4.74%	8.27%		(2.38)%	28.84%	(0.12)%		14.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$656,213	$748,122		$737,229	$688,720	$479,121		$496,574

Ratio of expenses to average net assets	0.48%	0.48	%(e)	0.48%	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	1.90%	2.11	%(e)	1.78%	1.81%	2.71%		2.76%
Portfolio turnover rate (f)	34%	25%		15%	26%	64	%(g)	15%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.67 during the year ended June 30, 2021 and $0.88 during the year ended June 30, 2019.

(d)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(g)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

42	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$35.30	$31.67		$35.08	$24.99		$27.45		$27.07

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.73	0.31		0.59	0.64	(c)	0.64	(c)	0.58	(c)
Net realized and unrealized gain/(loss)	0.94	3.59		(3.38)	9.98		(2.48)		0.38	(d)
Total from investment operations	1.67	3.90		(2.79)	10.62		(1.84)		0.96

DISTRIBUTIONS:
From net investment income	(0.70)	(0.27)		(0.62)	(0.53)		(0.57)		(0.58)
From tax return of capital	—	—		—	—		(0.05)		—
Total distributions	(0.70)	(0.27)		(0.62)	(0.53)		(0.62)		(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.97	3.63		(3.41)	10.09		(2.46)		0.38
NET ASSET VALUE, END OF PERIOD	$36.27	$35.30		$31.67	$35.08		$24.99		$27.45
TOTAL RETURN (e)	4.82%	12.39%		(8.12)%	42.79%		(6.82)%		3.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$391,880	$181,944		$155,318	$149,215		$93,812		$97,570

Ratio of expenses to average net assets	0.48%	0.48	%(f)	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income to average net assets	2.05%	2.28	%(f)	1.69%	2.08	%(g)	2.38	%(g)	2.16	%(g)
Portfolio turnover rate (h)	64%	34%		34%	60%		101	%(i)	52%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.57 during the year ended June 30, 2021, $0.62 during the year ended June 30, 2020 and $0.54 during the year ended June 30, 2019.

(d)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.
(g)

The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 1.84% during the year ended June 30, 2021, 2.30% during the year ended June 30, 2020 and 2.03% during the year ended June 30, 2019.

(h)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(i)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

www.alpsfunds.com	43

Financial highlights

For a share outstanding throughout the periods presented

ALPS | O’Shares Global Internet Giants ETF

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$25.11	$27.08		$57.04	$37.85	$25.04	$24.06

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss (b)	(0.09)	(0.04)		(0.15)	(0.21)	(0.10)	(0.06	)(c)
Net realized and unrealized gain/(loss)	9.49	(1.93)		(29.81)	19.40	12.91	1.04
Total from investment operations	9.40	(1.97)		(29.96)	19.19	12.81	0.98

NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.40	(1.97)		(29.96)	19.19	12.81	0.98
NET ASSET VALUE, END OF PERIOD	$34.51	$25.11		$27.08	$57.04	$37.85	$25.04
TOTAL RETURN (d)	37.44%	(7.27)%		(52.52)%	50.70%	51.16%	4.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$136,310	$152,513		$209,867	$718,766	$272,512	$48,834

Ratio of expenses to average net assets	0.48%	0.48	%(e)	0.48%	0.48%	0.48%	0.48%
Ratio of net investment loss to average net assets	(0.29)%	(0.37	)%(e)	(0.32)%	(0.40)%	(0.34)%	(0.28	)%(f)
Portfolio turnover rate (g)	51%	22%		51%	48%	38%	55%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment loss per share excluding the impact of large, non-recurring dividends (special dividends) was $(0.07) during the year ended June 30, 2019.
(d)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	The ratio of net investment loss, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was (0.31)% during the year ended June 30, 2019.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

44	Prospectus | March 31, 2024

Financial highlights

For a share outstanding throughout the periods presented

ALPS | O’Shares Europe Quality Dividend ETF

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020		For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$24.18	$22.62		$28.00	$22.28	$24.28		$23.94

INCOME/(LOSS) FROM OPERATIONS:
Net investment income (b)	0.71	0.03		0.58	0.55 (c)	0.64	(c)	0.76 (c)
Net realized and unrealized gain/(loss)	3.13	1.71		(5.33)	5.97	(1.95)		0.44
Total from investment operations	3.84	1.74		(4.75)	6.52	(1.31)		1.20

DISTRIBUTIONS:
From net investment income	(0.54)	(0.18)		(0.63)	(0.80)	(0.69)		(0.86)
Total distributions	(0.54)	(0.18)		(0.63)	(0.80)	(0.69)		(0.86)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.30	1.56		(5.38)	5.72	(2.00)		0.34
NET ASSET VALUE, END OF PERIOD	$27.48	$24.18		$22.62	$28.00	$22.28		$24.28
TOTAL RETURN (d)	15.99%	7.78%		(17.29)%	29.72%	(5.44)%		5.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$36,416	$35,664		$40,716	$26,597	$17,821		$25,498

Ratio of expenses to average net assets	0.48%	0.48	%(e)	0.48%	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	2.68%	0.29	%(e)	2.20%	2.18%	2.72%		3.23%
Portfolio turnover rate (f)	40%	38%		22%	42%	72	%(g)	35%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.54 during the year ended June 30, 2021, $0.63 during the year ended June 30, 2020 and $0.74 during the year ended June 30, 2019.

(d)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(g)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

www.alpsfunds.com	45

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● 866.675.2639	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, as supplemented, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports, prospectus, Form N-CSR, Form N-CEN, or the Statement of Additional Information by calling 866.675.2639. Free copies of the Funds’ shareholder reports, prospectus, and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

ALPS | Smith Core Plus Bond ETF (NYSE ARCA: SMTH)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

Summary Section	2
Introduction—ALPS ETF Trust	6
ALPS | Smith Core Plus Bond ETF	6
Additional Information About Principal Investment Strategies	6
Additional Information About the Fund’s Principal Investment Risks	6
Secondary Investment Strategies	9
Additional Risk Considerations	9
Investment Advisory Services	15
Purchase and Redemption of Shares	16
How to Buy and Sell Shares	16
Frequent Purchases and Redemptions	19
Fund Service Providers	19
Federal Income Taxation	19
Other Information	20
Financial Highlights	21
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

ALPS | SMITH CORE PLUS BOND ETF
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks above average total return from a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.59%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.59%

[1]	Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$60	$189

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of November 30, 2023, there is no portfolio turnover to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The Fund will target a weighted average effective duration +/- 40% of the current effective duration of the Bloomberg U.S. Aggregate Bond Index. The Fund does not intend to invest in contingent convertible bonds.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund seeks above average total return, defined as outperformance of the Bloomberg U.S. Aggregate Bond Index, net of Fund fees and expenses. The Fund seeks to generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. In selecting securities, Smith Capital Investors, LLC, the Fund’s Sub-Adviser, considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

Though the Fund does not typically expect to use derivatives, for purposes of meeting its policy to invest at least 80% of net assets in bonds, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager typically applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

2	Prospectus | March 31, 2024

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if an instrument has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the instrument’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations, and in turn, may negatively impact the performance of the Fund.

Corporate Debt Risk. Corporate debt securities in which the Fund may invest are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Sector and Securities Selection Risk. Companies in which the Fund may invest with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poor’s, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

www.alpsfunds.com	3

Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities, which represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage-and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These risks may reduce the Fund’s returns. In addition, the Fund’s investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

U.S. Government Securities Risk. The Fund may invest in U.S. government debt securities. U.S. government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Sovereign Debt Risk. The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/ or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. To the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

Prepayment and Extension Risk. The Fund may invest in securities that are exposed to prepayment and/or extension risk. When interest rates fall, issuers of high interest debt obligations in which the Fund invest may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt the Fund’s performance. Prepayments could also create capital gains tax liability in some instances.

Call Risk. The Fund may invest in securities that are subject to call risk. Call risk is the risk that, during periods of falling interest rates, an issuer of a fixed income security held by the Fund may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

Income Generation Risk. The Fund may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with the securities owned by the Fund, which failure in turn could negatively impact the Fund’s ability to meet its income level objectives.

Floating Rate Obligations Risk. There may be a number of intermediate participants in floating rate obligation transactions and loan agreements that have specific rights and obligations, and terms and conditions. Unexpected changes in the interest rates on floating rate obligations could result in losses to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.

The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until new reference rates and fallbacks are commercially accepted.

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Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance information, when available, will be available online at www.alpsfunds.com or by calling 866.759.5679.

The Fund’s benchmark index for performance comparison purposes is the Bloomberg U.S. Aggregate Bond Index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). Smith Capital Investors, LLC (“Smith Capital Investors” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

PORTFOLIO MANAGERS

Gibson Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, and has been a portfolio manager of the Fund since its inception. Eric Bernum, CFA® Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since its inception.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the NYSE Arca under the ticker symbol SMTH, and because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This Prospectus relates to the ALPS | Smith Core Plus Bond ETF. ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund. Smith Capital Investors, LLC (“Smith Capital Investors” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large, specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed in kind and/or for cash, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

ALPS | Smith Core Plus Bond ETF

Investment Objective

The Fund seeks above average total return from a combination of current income and capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

Additional Information About Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

Smith Capital Investors is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Call Risk. The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

Corporate Debt Risk. Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Credit Risk. There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby indirectly reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options or repurchase agreements), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.

Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by the fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average

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term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

Floating Rate Obligations Risk. There may be a number of intermediate participants in floating rate obligation transactions and loan agreements that have specific rights and obligations, and terms and conditions. Unexpected changes in the interest rates on floating rate obligations could result in losses to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.

High Yield/High-Risk Bond Risk. The Fund may invest in high yield securities. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poor’s, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Income Generation Risk. The Fund may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Fund’s ability to meet its income level objectives.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if an instrument has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the instrument’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Managed Portfolio Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and

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economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Mortgage-Backed and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both mortgage-backed and asset-backed, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime and non-agency mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Commercial Mortgage Backed Securities (“CMBS”) are subject to certain other risks. The market for CMBS developed more recently than that for Residential Mortgage Backed Securities (“RMBS”) and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Funds do not expect to engage in active and frequent trading of securities as a primary investment strategy, the Fund’s deployment of its principal investment strategies may result in incidental active and frequent trading of portfolio securities, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Fees and Expenses table. Such sales may also result in the realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt the Fund’s performance. Prepayments could also create capital gains tax liability in some instances.

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

U.S. Government Securities Risk. The Funds may invest in U.S. government debt securities. U.S. government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress,

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their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Secondary Investment Strategies

As a non-principal investment strategy, the Fund may invest part of its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Fund may, from time to time, determine that market conditions warrant investing in investment grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash, or other short-term fixed income instruments and, to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Sub-Adviser may invest up to 100% of the Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Bank Loan Risk. The Fund may invest bank loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund’s portfolio. In addition, certain loans may not be “securities” under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

The Fund may experience delays in the settlement of certain loan transactions, which are more complicated, are paperwork intensive, and require greater internal resources to settle compared with bonds or exchange-traded equity securities, particularly in the case of loans that are or become distressed. Such delays may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the

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Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Fund investments may take the form of depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), and unsponsored depositary receipts. Depositary receipts are typically issued by a financial institution and evidence ownership interests in a foreign security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. To the extent noted in the Fund’s investment strategies, use of derivatives may include repurchase agreements, options, futures contracts, forward contracts and swaps. Some interest rate and credit default swaps are currently subject to central clearing and exchange trading. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Futures Contract Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to

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as selling a contract or holding a short position. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

The Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Hedging Risk. Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may seek to hedge currency exposure through forward currency contracts and/or futures contracts (which are described under “Futures Contract Risk”). A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date. Contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

Interest Rate Futures Risk. The Fund may use interest rate futures. The use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rates is wrong, and that the Fund could consequently bear a loss. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio management is seeking to hedge, a correct forecast of general interest rate trends by the Fund may not result in the successful use of futures.

Industry and/or Sector Risk. The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Inflation-Protected Securities Risk. The Fund may make investments in Treasury inflation-protected securities, also known as TIPS. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Short term increases in inflation may also lead to a decline in value. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the securities than on conventional bonds. Any increase in principal value of TIPS caused by an increase in the index may be treated as original issue discount and taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the TIPS in the Fund’s portfolio will decline. In addition, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate.

LIBOR Replacement Risk. The elimination of London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher

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volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Odd Lot Pricing Considerations. Bonds are typically purchased and held as odd lots. Pricing services value such securities based on bid prices for round lots; round lot prices may reflect more favorable pricing than odd lot holdings. The Fund may, in consideration of the foregoing, purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to the Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but the Fund may hold or transact in such securities in smaller, odd lot sizes. There can be no assurance that the Fund’s special valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market.

Options Risk. Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or “premium,” from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses futures and options on futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

Other Investment Companies. The Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act and the related rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Portfolio Size Effect. During periods in which the relative size of the Fund’s portfolio is smaller, certain positions are likely to be more susceptible to market fluctuations and have a greater overall impact on the Fund’s performance.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

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Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Rule 144A Securities Risk. The Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Sovereign Debt Risk. The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk.

However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments Risk. The Funds may enter into a “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Fund buys will lose value between the purchase and settlement dates.

Temporary Investments and Risks. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to primarily effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees

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and taxes, which will be higher than if the Fund issued and redeemed its Shares in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

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Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds, and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides equal to 0.59% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Sub-Adviser

Smith Capital Investors, LLC (“Smith Capital Investors” or the “Sub-Adviser”) acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust (the “Sub Advisory Agreement”). Smith Capital Investors is located at 1430 Blake Street, Denver, Colorado 80202. Smith Capital Investors is owned by Gibson Smith. Smith Capital Investors is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing a variety of fixed-income securities. Smith Capital Investors also serves as sub-adviser to mutual funds. As of December 31, 2023, Smith Capital Investors had approximately $3.715 billion in assets under management.

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, Smith Capital Investors furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending May 31, 2024.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Adviser and recommend the hiring, termination and replacement of a sub-adviser.

The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

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The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

Gibson Smith

Mr. Smith is the Chief Executive Officer and Chief Investment Officer of Smith Capital Investors, LLC, and has served as portfolio manager of the Fund since its inception in 2023. Prior to his association with Smith Capital Investors, Mr. Smith was with Janus Capital from 2001 until March 2016. He served as the Chief Investment Officer of Fixed Income for Janus Capital from 2006 to 2016. Mr. Smith holds a Bachelor’s degree in Economics from the University of Colorado.

Eric Bernum, CFA

Mr. Bernum is the deputy Chief Investment Officer of Smith Capital Investors, LLC, and has served as co-portfolio manager of the Fund since its inception in 2023. Prior to his association with Smith Capital Investors, Mr. Bernum was an Executive Director, Senior Portfolio Manager at J.P. Morgan Asset Management from 2017 to 2018. Before that, Mr. Bernum was at Janus Capital Group from 2004 to 2017 holding various positions including Assistant Portfolio Manager and the Co-Head of Global Fixed Income Trading. Mr. Bernum holds a Bachelor’s degree in Finance from Colorado State University and holds the Chartered Financial Analyst (CFA) designation.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol SMTH.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

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The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities, if any, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

www.alpsfunds.com	17

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $250 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $250 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or their affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making

18	Prospectus | March 31, 2024

shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or their affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or their affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary

www.alpsfunds.com	19

income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

20	Prospectus | March 31, 2024

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each business day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, is available at www.alpsfunds.com.

Financial Highlights

As of November 30, 2023, the Fund had not commenced operations. Financial highlights will be presented once the Fund has completed a full fiscal year of operations.

www.alpsfunds.com	21

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.513.5856

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Sub-Adviser

Smith Capital Investors, LLC

1430 Blake Street

Denver, Colorado 80202

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Prospectus

March 31, 2024

ALPS ETF Trust

Level Four Large Cap Growth Active ETF (Nasdaq: LGRO)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	2
Level Four Large Cap Growth Active ETF	2
Introduction—ALPS ETF Trust	5
Tax-Advantaged Product Structure	5
Level Four Large Cap Growth Active ETF	5
Additional Information About the Fund’s Principal Investment Risks	5
Secondary Investment Strategies	7
Additional Risk Considerations	8
Investment Advisory Services	9
Purchase and Redemption of Shares	10
How to Buy and Sell Shares	10
Frequent Purchases and Redemptions	13
Fund Service Providers	13
Federal Income Taxation	13
Other Information	14
Financial Highlights	15
For More Information	Back Cover

alpsfunds.com

1-866-759-5679

Summary Section

Level Four Large Cap Growth Active ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks maximum total return and above peer average risk-adjusted return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%

(1)	Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from August 22, 2023 (commencement of operations) through November 30, 2023, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations of greater than $10 billion. While the market capitalizations of companies in the Bloomberg US 1000 Growth Index, the Fund’s benchmark index for performance comparison purposes, ranged from approximately $1.13 billion to $2.99 trillion as of December 31, 2023, the Fund normally will invest in common stocks of companies with market capitalizations in the top half of that benchmark range.

The Sub-Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The investment team allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the Sub-Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

2	Prospectus | March 31, 2024

LEVEL FOUR LARGE CAP GROWTH ACTIVE ETF

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Growth Investment Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

Sector Risk. Sector risk is the possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, potential loss or impairment of patent and intellectual property rights, a competitive market for hiring qualified personnel, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic or social developments, including the imposition of sanctions, could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq Stock Market LLC (the “Nasdaq Exchange”). Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark

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index selected for the Fund. Updated performance information, when available, will be available online at www.alpfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) is the Sub-Adviser.

PORTFOLIO MANAGERS

Lal E. Echterhoff, CFA is the portfolio manager of the Fund. Mr. Echterhoff has served as portfolio manager of the Fund since its inception in August 2023.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the Nasdaq Exchange under the ticker symbol LGRO and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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LEVEL FOUR LARGE CAP GROWTH ACTIVE ETF

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange-traded funds (“ETFs”). This Prospectus relates to the Level Four Large Cap Growth Active ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”). Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s shares (the “Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind and/or for cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

Level Four Large Cap Growth Active ETF

Investment Objective

The Fund seeks maximum total return and above peer average risk-adjusted return. The Board of Trustees of the Trust may change the Fund’s investment objective and other non-fundamental policies without shareholder approval.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

The Board of Trustees may change the Fund’s investment strategy and non-fundamental policies without shareholder approval.

Level Four Capital Management, LLC, the Fund’s sub-adviser (“Level Four” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Fund invests primarily in equity securities of carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Sub-Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies.

The Sub-Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The investment team allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the Sub-Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in the Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market

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may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, recessions, supply chain disruptions, and related geopolitical events. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. For example, adverse developments in the banking or financial service sector could impact companies in various sectors or industries and adversely impact portfolio investments.

In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Growth Investment Risk. Growth stock prices reflect projections of future earnings or revenues, and can therefore fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term, because they are more sensitive to investor perceptions of the issuer’s growth of earnings potential. Disciplined adherence to a growth investment style during a period in which that style is out of favor can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue, for example, value style investments and/or flexible investment styles.

Sector Risk. Sector risk is the possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Small- and Mid-Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities, less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. The imposition of exchange controls (including repatriation restrictions), foreign taxes, trade restrictions

6	Prospectus | March 31, 2024

(including tariffs), sanctions, expropriations, confiscations or other government restrictions by the United States or other governments against a particular country or countries, organizations, entities and/or individuals, as well as problems in registration, settlement or custody, may also result in losses. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets also differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq Exchange. Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Nasdaq Exchange and may, therefore, have a material effect on the market price of the Fund’s Shares.

Secondary Investment Strategies

The Fund may invest in the securities of other investment companies, such as ETFs, money market funds, closed-end funds and business development companies. As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Fund may, from time to time, determine that market conditions warrant investing in investment grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash, or other short-term fixed income instruments, and, to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Sub-Adviser may invest up to 100% of the Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

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Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the Nasdaq Exchange may also be halted due to market conditions or for reasons that, in the view of the Nasdaq Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Nasdaq Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Nasdaq Exchange “Circuit breaker” rules. If a trading halt or unanticipated early closing of Nasdaq Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Nasdaq Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on the Nasdaq Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

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Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other ETFs, closed-end funds and/or business development companies. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Benchmark Index. The Fund’s benchmark index for performance comparison purposes is the Bloomberg US 1000 Growth Index.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2023, the Adviser provided supervisory and management services on approximately $21.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Sub-Adviser

Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). Level Four is located at 12400 Coit Road, Suite 700, Dallas, Texas 75251. Level Four is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. As of December 31, 2023, Level Four had approximately $1 billion in assets under management.

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and ALPS Advisors, Level Four furnishes an investment program for the Fund and manages the investment operations and composition of the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2023.

Manager of Managers Structure

The Trust and the Adviser operate under a manager-of-managers structure under an order issued by the SEC (the “Order”). The Order permits the Adviser to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee a sub-adviser and recommend the hiring, termination and replacement of a sub-adviser.

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The Trust will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in an information statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement. The Order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining further shareholder approval of sub-advisory agreements. The Order does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligation under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without further shareholder approval. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser.

The Adviser will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the Trust or the Adviser other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

Lal E. Echterhoff, CFA

Mr. Echterhoff is CIO with Level Four Capital Management and has 30 years of finance and investment industry experience. As CIO, Mr. Echterhoff manages the investment process and research for the firm’s proprietary strategies and ensures adherence to investment mandates. Mr. Echterhoff is a member of the Level Four Capital Management Investment Committee, and earned his Bachelor of Business Administration Finance from the University of North Texas. He is a CFA Charter holder and member of the CFA Institute.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the Nasdaq Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the Nasdaq Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the Nasdaq Exchange ticker symbol LGRO.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Nasdaq Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Nasdaq Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may

10	Prospectus | March 31, 2024

not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.

Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing NAV. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee (“Valuation Designee”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National

www.alpsfunds.com	11

Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the Nasdaq Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $150 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Nasdaq Exchange is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Nasdaq Exchange, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $150 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

12	Prospectus | March 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, the Sub-Adviser, or their affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the Intermediary, are not made by the Fund. Rather, such payments are made by the Adviser, the Sub-Adviser, or their affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser, the Sub-Adviser, or their affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the Nasdaq Exchange, and
●	You purchase or redeem Creation Units.

www.alpsfunds.com	13

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each business day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

14	Prospectus | March 31, 2024

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Nasdaq Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, is available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen and Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

www.alpsfunds.com	15

Financial highlights

For a share outstanding throughout the period presented

Level Four Large Cap Growth Active ETF

	For the Period August 22, 2023 (Commencement of Operations) to November 30, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain	1.27
Total from investment operations	1.34

NET INCREASE IN NET ASSET VALUE	1.34
NET ASSET VALUE, END OF PERIOD	$26.34
TOTAL RETURN(b)	5.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$65,144

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50	%(c)
Ratio of net investment income to average net assets	1.01	%(c)
Portfolio turnover rate(d)	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

16	Prospectus | March 31, 2024

INTENTIONALLY LEFT BLANK

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.759.5679

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC 20006

Sub-Adviser

Level Four Capital Management, LLC
12400 Coit Road, Suite 100
Dallas, Texas 75251

Transfer Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

A Statement of Additional Information dated March 31, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2024

Investment Company Act File No. 811-22175.

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

ALPS ETF Trust

Fund	Ticker	Principal Listing Exchange
ALPS REIT Dividend Dogs ETF	RDOG	NYSE Arca, Inc.
ALPS Equal Sector Weight ETF	EQL	NYSE Arca, Inc.
Alerian MLP ETF	AMLP	NYSE Arca, Inc.
ALPS Sector Dividend Dogs ETF	SDOG	NYSE Arca, Inc.
Barron’s 400SM ETF	BFOR	NYSE Arca, Inc.
ALPS International Sector Dividend Dogs ETF	IDOG	NYSE Arca, Inc.
RiverFront Strategic Income Fund	RIGS	NYSE Arca, Inc.
Alerian Energy Infrastructure ETF	ENFR	NYSE Arca, Inc.
ALPS Emerging Sector Dividend Dogs ETF	EDOG	NYSE Arca, Inc.
ALPS Medical Breakthroughs ETF	SBIO	NYSE Arca, Inc.
RiverFront Dynamic Core Income ETF	RFCI	NYSE Arca, Inc.
RiverFront Dynamic US Dividend Advantage ETF	RFDA	NYSE Arca, Inc.
ALPS Active Equity Opportunity ETF (formerly, RiverFront Dynamic US Flex-Cap ETF)	RFFC	NYSE Arca, Inc.
ALPS Disruptive Technologies ETF	DTEC	NYSE Arca, Inc.
ALPS Clean Energy ETF	ACES	NYSE Arca, Inc.
ALPS Active REIT ETF	REIT	Nasdaq Stock Market LLC
ALPS Global Travel Beneficiaries ETF	JRNY	NYSE Arca, Inc.
ALPS Intermediate Municipal Bond ETF	MNBD	NYSE Arca, Inc.
ALPS | O’Shares U.S. Quality Dividend ETF	OUSA	Cboe BZX Exchange, Inc.
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	OUSM	Cboe BZX Exchange, Inc.
ALPS | O’Shares Global Internet Giants ETF	OGIG	Cboe BZX Exchange, Inc.
ALPS | O’Shares Europe Quality Dividend ETF	OEUR	Cboe BZX Exchange, Inc.
Level Four Large Cap Growth Active ETF	LGRO	Nasdaq Stock Market LLC
ALPS | Smith Core Plus Bond ETF	SMTH	NYSE Arca, Inc.

Statement of Additional Information

Dated March 31, 2024

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated March 31, 2024, as supplemented, for each of the Funds listed above (the “Funds”), each a separate series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), or by calling toll free 866.759.5679.

The Funds’ most recent Annual Report, if available, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above. There is not a current annual report available for ALPS | Smith Core Plus Bond ETF as it had not commenced operations by November 30, 2023.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios (each a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the Funds identified on the front cover and as described below. Each Fund is an exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities. The shares of each Fund are referred to herein as “Shares” or “Fund Shares.”

The 1940 Act classifies management investment companies as either diversified or non-diversified. The Alerian MLP ETF (the “AMLP Fund”), the Alerian Energy Infrastructure ETF (the “ENFR Fund”), the ALPS Clean Energy ETF (the “ACES Fund”), the ALPS Active REIT ETF (the “REIT Fund”) and the ALPS | O’Shares Global Internet Giants ETF (the “OGIG Fund”) are classified as “non-diversified.” The ALPS Equal Sector Weight ETF (the “EQL Fund”), the ALPS REIT Dividend Dogs ETF (the “RDOG Fund”), the RiverFront Strategic Income Fund (the “RIGS Fund”), the ALPS Medical Breakthroughs ETF (the “SBIO Fund”), the ALPS Sector Dividend Dogs ETF (the “SDOG Fund”), the Barron’s 400 ETF (the “BFOR Fund”), the ALPS International Sector Dividend Dogs ETF (the “IDOG Fund”), the ALPS Emerging Sector Dividend Dogs ETF (the “EDOG Fund”), the ALPS Disruptive Technologies ETF (the “DTEC Fund”), the RiverFront Dynamic US Dividend Advantage ETF (the “RFDA Fund”), ALPS Active Equity Opportunity ETF (formerly, RiverFront Dynamic US Flex-Cap ETF) (the “RFFC Fund”), the RiverFront Dynamic Core Income ETF (the “RFCI Fund”), ALPS Global Travel Beneficiaries ETF (the “JRNY Fund”), the ALPS Intermediate Municipal Bond ETF (the “MNBD Fund”) ALPS O’Shares U.S. Quality Dividend ETF (the “OUSA Fund”), ALPS O’Shares U.S. Small-Cap Quality Dividend ETF (the “OUSM Fund”), the ALPS O’Shares Europe Quality Dividend ETF (the “OEUR Fund”, collectively with the OGIG Fund, the OUSA Fund and the OUSM Fund, the “O’Shares Funds”), Level Four Large Cap Growth Active ETF (the “LGRO Fund”) and ALPS | Smith Core Plus Bond ETF (the “SMTH Fund”) are classified as “diversified.”

Each Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”). RiverFront Investment Group, LLC (“RiverFront” or a “Sub-Adviser”) is the sub-adviser for the RIGS Fund, the RFCI Fund and the RFDA Fund. GSI Capital Advisors LLC (“GSI Capital” or a “Sub-Adviser”) is the sub-adviser for the REIT Fund. Brown Brothers Harriman & Co. (“BBH&Co.” or a “Sub-Adviser”), through a separately identifiable department, is the sub-adviser for the MNBD Fund. Level Four Capital Management, LLC (“Level Four” or a “Sub-Adviser”) is the sub-adviser for the LGRO Fund. Smith Capital Investors, LLC (“Smith Capital Investors” or a “Sub-Adviser”) is the sub-adviser for the SMTH Fund.

Each Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

With the exception of the REIT Fund, the OUSA Fund, the OUSM Fund, the OGIG Fund, the OEUR Fund, and the LGRO Fund, each Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca” or an “Exchange”) under the trading symbols set out on the front cover. The REIT Fund and the LGRO Fund are listed on the Nasdaq Stock Market LLC (the “NASDAQ” or an “Exchange”) under the trading symbols REIT and LGRO, respectively. The O’Shares Funds are listed on the Cboe BZX Exchange, Inc. (the "Cboe BZX" or an "Exchange") and collectively with the NYSE Arca and the NASDAQ, the “Exchanges”).

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Fund Shares will trade on an Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 25,000 Shares for all Funds except the REIT Fund and the LGRO Fund. Creation Units are aggregations of 5,000 shares for the REIT Fund and the LGRO Fund. In the event of the liquidation of a Fund, the Trust may transact in Shares in less than a Creation Unit.

Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section.

EXCHANGE LISTING AND TRADING

The Funds’ shares have been approved for listing and trading on an Exchange. A Fund’s Shares may trade on an Exchange at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

For Funds that trade on NYSE Arca, NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) the Fund no longer complies with the requirements set forth in the applicable rule governing the listing of the Fund on the Exchange; (iii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

For the REIT Fund and the LGRO Fund, NASDAQ may, but is not required to, remove the Shares of the Fund from listing if, among other things (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) following the initial 12-month period beginning after commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares of the Fund; (iii) any of the other requirements set forth in the applicable listing rule governing the Fund’s listing on the Exchange are not continuously maintained; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. NASDAQ will remove the Fund Shares from listing and trading upon termination of the Fund.

For the O’Shares Funds, there can be no assurance that the requirements of the Cboe BZX necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) the Fund no longer complies with the requirements set forth in the applicable rules governing the listing of the Fund on the Exchange; (iii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares of the Fund for 30 or more consecutive trading days; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

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As in the case of other stocks traded on the Exchanges, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT RESTRICTIONS AND POLICIES

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Funds and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund. For each Fund classified as a diversified fund, the Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except cash and cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies) if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of the issuer. A diversified fund may not change to a non-diversified fund without shareholder approval.

Except for restriction (2) and (4)(iii) below, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds. With respect to the Funds’ fundamental investment restriction (7) below, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, a Fund (except as otherwise noted below) may not:

(1)(a) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that a Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For each Fund except the RIGS Fund, the RFCI Fund, the RFDA Fund, the RFFC Fund, the REIT Fund, the MNBD Fund, the O’Shares Funds, the SMTH Fund and the LGRO Fund).

(1)(b) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For the O’Shares Funds).

(1)(c) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For the RIGS Fund, the RFCI Fund, the RFDA Fund, the RFFC Fund and the REIT Fund).

(1)(d) Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry. (For the MNBD Fund, the SMTH Fund and the LGRO Fund).

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(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

(5)(a) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities). (For each Fund except the BFOR Fund and the SDOG Fund).

(5)(b) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by commodities). (For the BFOR Fund and the SDOG Fund).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Under normal circumstances, invest less than 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax). (For the MNBD Fund only).

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. A Fund may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

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(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in securities of issuers that engage in these activities.

INVESTMENT POLICIES

The investment objective and principal investment strategies for each of the Funds are provided in their respective Prospectus. The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other exchange traded funds.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in such Fund’s Prospectus under the headings “Principal Investment Risks,” “Principal Risks of Investing in the Funds” and “Additional Risk Considerations.” The discussion below supplements, and should be read in conjunction with, such sections of the applicable Fund’s Prospectus.

General Considerations and Risks

Investment in a Fund should be made with an understanding that the value of the portfolio of securities held by each Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

With the exception of the RIGS Fund, the RFDA Fund, the RFCI Fund, the RFFC Fund, the REIT Fund, the MNBD Fund, the SMTH Fund and the LGRO Fund, the Funds are not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Funds unless the securities of such issuer are removed from the respective Underlying Index.

An investment in a Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of its respective Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of each Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

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Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Loans of Portfolio Securities. The Funds may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the applicable Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by the securities lending agent, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis, and maintained in an amount equal to at least 100% of the value of the portfolio securities being lent); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party securities lending agent that is unaffiliated with the Fund and that is acting as a finder.

Risks of Securities Lending. A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received by a Fund as collateral for loaned securities may be invested in short-term liquid fixed income securities or in money market or short-term mutual funds, or similar investment vehicles. A Fund bears the risk of such investments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral. A Fund may pay lending fees to a party arranging the loan.

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Regulations adopted by the global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.

Senior Securities. In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Funds to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements.

Repurchase Agreements. The Funds may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Funds from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Funds are authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are advantageous if the Funds have an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Funds’ assets.

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Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Funds may invest in the securities of other investment companies, such as ETFs, money market funds, exchange-traded closed-end funds and exchange-traded business development companies. Under the 1940 Act, the Funds’ investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds’ total assets with respect to any one investment company and (iii) 10% of the Funds’ total assets of investment companies in the aggregate. Subject to exceptions in Section 12(d)(1) of the 1940 Act or rules thereunder, including Rule 12d1-4 under the 1940 Act, the Funds may invest in certain investment companies beyond the 3%/5%/10% limitations described above, subject to applicable conditions.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid assets (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. A Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Futures and Options. The Funds may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified amount of a commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the price of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits, which may range upward from less than 5% of the value of the contract being traded.

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After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Funds would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds (except for the RIGS Fund) may use exchange-traded futures and options, together with positions in cash and money market instruments, in seeking to achieve their investment objective. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price during a period of time prior to the expiration date or on a specified date or dates, depending on the option style. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Funds. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) with regard to the operation of the Funds, the Adviser is excluded from the definition of “commodity pool” or “commodity pool operator” (“CPO”), under the Commodity Exchange Act (“CEA”), and is not subject to registration or regulation as such under the CEA. The Adviser is also exempt from registration as a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. The CFTC has adopted certain regulatory changes that will subject the Adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations for its adviser to claim an exclusion from the definition of CPO with regard to the operation of the investment company. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser were required to register as a CPO with respect to the Funds, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

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Swap Agreements. Each Fund may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Currency Transactions. Each Fund that invests in non-U.S. securities (except for the RIGS Fund, the RFCI Fund, and the RFDA Fund, as noted below) does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. For the RIGS Fund, the RFCI Fund, and the RFDA Fund, the Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk, but the Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. Each other Fund that invests in non-U.S. securities may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. Since foreign exchange transactions for the Funds are directed to the Funds’ custodian, foreign exchange executions may be better or worse than these effected by other foreign currency dealers.

Risks of Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The various derivative instruments that a Fund may use are described in more detail under “Futures and Options,” “Swap Agreements,” and “Currency Transactions” in this Statement of Additional Information. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.

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A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including leverage risk, fund liquidity risk, market liquidity risk, market risk, credit risk, default risk, counterparty risk, correlation risk, management risk and legal risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (ii) the fact that skills needed to use these strategies are different from those needed to select non-derivative portfolio securities; (iii) the potential absence of a liquid secondary market for any particular instrument at any time; (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences; (v) for swaps, additional credit risk, the risk of counterparty default, the risk of failing to correctly evaluate the creditworthiness of the company on which the swap is based, and the risk that there is insufficient documentation, insufficient capacity or authority of the counterparty to enter into the swap or perform under the swap, or that the contract is unenforceable; and (vi) the possible inability of a Fund to purchase or sell a derivative at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need to make payments of margin, collateral or settlement payments for a particular derivative instrument.

A Fund could lose the entire amount it invests in purchasing options, and the loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Funds to be more volatile and can result in significant losses.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Adviser or a Sub-Adviser may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized over-the-counter (“OTC”) derivative instruments that the CFTC and SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy or insolvency of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy or insolvency of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

With respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The SEC and its staff have rescinded and withdrawn previous guidance and relief regarding asset segregation and coverage transactions. A fund’s trading of derivatives and other transactions that create future payment or delivery obligations is now subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. When a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. SEC guidance regarding the use of securities lending collateral may limit securities lending activities. These requirements may limit the ability of a fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The Adviser cannot predict the effects of these regulations on the funds. The Adviser intends to monitor developments and seeks to manage each fund in a manner consistent with achieving the fund’s investment objective.

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Risks of Futures and Options Transactions. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of loss in a futures position may still be large, as traditionally measured, due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities. Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contracts differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy or insolvency of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Risks of Swap Agreements. Bi-lateral swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Some interest rate and credit default swaps are currently subject to central clearing and exchange trading. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Although exchange-trading and clearing decreases the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing do not make the contracts risk-free.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

It is possible that developments in the swaps market, including government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Where swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, they may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

Bi-lateral swap agreements may be subject to contractual restrictions on transferability and termination and may have terms of greater than seven days, and thus, may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and are often valued subjectively.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, a Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the CFTC, SEC or both. Both the CFTC and the SEC have issued guidance and relief regarding the implementation of various provisions of the Dodd-Frank Act relating to the use of swaps. Further action by the CFTC or SEC may affect a Fund's ability to use credit default swaps or may require additional disclosure by a Fund.

Warrants and Rights. A Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on a Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

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Cyber-attacks have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions on the Exchanges. Furthermore, cyber security failures or breaches by a Fund’s service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, financial intermediaries, and sub-adviser (if applicable)) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Funds to process transactions, inability to calculate a Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. A Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in each Fund’s Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any fundamental investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Funds’ Prospectuses, as those may be amended or supplemented from time to time.

Strategies Specific to the RIGS Fund and the RFCI Fund

Debt Obligations. Each Fund may invest in debt obligations traded in U.S. or foreign markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Sub-Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

The RIGS Fund may each invest up to 100% of its total assets, and the RFCI Fund may invest up to 15% of its total assets, in debt securities that are rated below investment grade (i.e., “junk bonds”) by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

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The credit rating from an NRSRO of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

Each Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Mortgage-Backed and Asset-Backed Securities. Each Fund may invest in mortgage-backed and asset- backed securities. Mortgage-backed securities (“MBS”) are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. This amendment improved the ability of FNMA and FHLMC to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, each Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and its Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

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Each Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser or Sub-Adviser.

Other asset-backed securities are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Risks of Mortgage-Related Securities. Investment in MBS poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of MBS, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government except to the extent previously described. The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Municipal Securities. Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Bank Instruments. Each Fund may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Participation Interests. Each Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Commercial Instruments. Each Fund may invest in commercial interests, including commercial paper and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance.

Variable or Floating Rate Instruments. Each Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The Adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by each Fund.

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The Funds' investments, payment obligations and financing terms may be based on floating rates. LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain equity and debt securities in which a Fund may invest may have earned interest at (or, some limited circumstances, continue to earn interest at), a floating rate based on LIBOR (or which was previously based on LIBOR) or the relevant benchmark replacement.

The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to a Fund.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On April 3, 2018, the New York Federal Reserve Bank began publishing its alternative rate, the Secured Overnight Financing Rate (“SOFR”). The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated, and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended “Term SOFR,” a similar forward-looking term rate which will be based on SOFR, for business loans. CME Group currently publishes the Term SOFR Rate in one-month, three-month, six-month and twelve-month tenors. As of the date of this SAI, it is unclear how the market will respond to ARRC’s formal recommendation. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of certain equity and debt securities in which a Fund may invest.

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Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Zero-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Delayed Delivery Transactions. Each Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique, however delayed delivery agreements may have a leveraging effect.

Investment in securities on a delayed delivery basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. Each Fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

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Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of other securities, or, although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. Each Fund will employ techniques designed to reduce such risks.

Rule 144A Securities. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. As set forth under “Illiquid Securities”, a Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities which may include Rule 144A securities. A Fund’s Sub-Adviser, subject to periodic Board oversight, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid securities. In making this determination, the Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). A Fund’s Sub-Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Sub-Adviser determines that a Rule 144A security is no longer liquid, the Sub-Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of a Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Strategies Specific to the RIGS Fund, the RFCI Fund and the RFDA Fund

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted. The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to a Fund. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

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Strategies Specific to the REIT Fund

Debt Obligations. The Fund may invest in in debt securities, such as short-term U.S. Treasury securities and exchange-traded notes. Debt obligations are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values.

Exchange Traded Funds (ETFs). ETFs are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day's next calculated NAV per share. ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the Fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

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Exchange Traded Notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Exchange-Traded Commodity Pools and Exchange-Traded Metals Trusts. The Fund may invest in exchange-traded commodity pools and exchange-traded metal trusts. Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. The ability of the Fund to invest directly in commodities is subject to significant limitations in order to enable the Fund to maintain its status as a RIC under the Code. See the section “Taxes” below for more information. The Fund may lose money on its commodity investments.

Exchange-Traded Real Estate Securities. The Fund may invest in exchange-traded securities of companies in the real estate industry, including exchange-traded REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

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Exchange-Traded REITs

The Fund may invest in exchange-traded REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of REITs' investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of REITs' investment in fixed rate obligations can be expected to decline. If REITs invest in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on REITs' investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in REITs may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Exchange-Traded American Depositary Receipts. The Fund may gain exposure to foreign equity securities by purchasing exchange-traded American Depositary Receipts. Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company. The Fund may invest in exchange-traded ADRs that are registered under the Securities Act on Form F-6. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. Because the Fund may invest in exchange-traded ADRs, changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, a negative development affecting that region will have a greater impact on the Fund than the fund that is not over-weighted in that region.

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Strategies Specific to the MNBD Fund

Short-Term Instruments. Although it is intended that the assets of the Fund stay invested in the securities described herein and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser’s or Sub-Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the markets in which the Fund invests under normal circumstances. In addition, when the Fund experiences large cash inflow through additional issuance of Shares or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Adviser; or Sub-Adviser (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers’ acceptances; (v) repurchase agreements; and (vi) money market funds. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser or Sub-Adviser. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers’ acceptances). Cash is held for the Fund with the Fund’s custodian bank.

Dollar Roll Transactions. In addition to borrowing for temporary purposes, the Fund may, to the extent specified herein, enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

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Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

When-Issued and Delayed Delivery Securities. Securities may, to the extent as specified herein, be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s NAV defined earlier. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

U.S. Government Securities. These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

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The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Rule 144A Securities. The Adviser or Sub-Adviser may, on behalf of the Fund, as specified herein, purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A securities has been delegated to the Adviser or the Sub-Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A securities and all investments in Rule 144A securities will be carefully monitored.

Fixed Income Securities and Investment Techniques. Issuers of fixed income securities pay an interest rate that may be either a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will be greater or less than the security’s interest rate depending upon whether the cost of the security is less (a discount) or more (a premium) than the principal amount. If the issuer redeems the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Collateralized Bond Obligations. A Collateralized Bond Obligation (“CBO”) is a trust typically consisting of corporate bonds (both U.S. & foreign). CBOs consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

Municipal Securities. Municipal bonds share the attributes of debt/fixed income securities in general but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds, including industrial development bonds issued pursuant to former federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

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A fund may, to the extent specified herein, invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). Pre-refunded municipal bonds usually will bear a AAA rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), the Fund’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities. Interest paid on a bond issued after December 31, 2017 to advance refund another bond is subject to federal income tax.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

A fund may, to the extent specified herein, invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The Fund may elect to pass through to shareholders tax credits on Build America Bonds. If the Fund elects to pass through tax credits on Build America Bonds, the Fund will include in its gross income, as interest income, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made (generally, the amount of the credits) and will increase its dividends-paid deduction by the same amount. Each shareholder, in the case of an election by the Fund, will be required to include in gross income the shareholder’s proportionate share of the interest income attributable to the credits and will be allowed (subject to applicable limitations) the shareholder’s proportionate share of the credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds.

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The Fund may, to the extent specified herein, invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Fund also may purchase unrated lease obligations if determined by the  Adviser or Sub-Adviser to be of comparable quality to rated securities in which the Fund is permitted to invest.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

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The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal bonds also include auction rate municipal securities. In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.

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Convertible Securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Corporate Debt Securities. The Fund’s investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers, to the extent specified herein, is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser’s or Sub-Adviser’s opinion, comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB-” or higher by S&P Global Ratings (“Standard & Poor’s”) or the equivalent rating of other nationally recognized securities rating organizations at the time of purchase (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. If two or more nationally recognized securities rating organizations have assigned different ratings to a security, the Adviser or Sub-Adviser uses the highest rating assigned.

Below investment grade debt securities are those rated “BB+” and below by Standard & Poor’s or the equivalent rating of other nationally recognized securities rating organizations. See Appendix I for a description of rating categories. An investment grade security is one rated investment grade at the time of purchase, by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s or Fitch IBCA.

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If the rating of an investment grade debt security is downgraded below investment grade, the Adviser or Sub-Adviser will take appropriate action to evaluate such investment so that the Funds’ investment objectives are met.

Structured Securities. The Fund may, to the extent specified herein, invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser or Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio of securities in an effort to monitor the Fund’s interest rate risk.

Loan Participations and Assignments and Other Direct Indebtedness. The Fund may, to the extent specified herein, invest in fixed- and floating-rate loan transactions, which investments generally will be in the form of loan participations, delayed funding loans, and revolving credit facilities, or assignments of portions of such loans. Investors in the Fund should be aware that the Fund’s investment in loans may result in the Fund or the Adviser or Sub-Adviser receiving information about the issuer that may be deemed material non-public information. Under such circumstances, the Fund’s investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, the Adviser or Sub-Adviser will seek to avoid receiving material non-public information about issuers of loans. As a result, the Adviser or Sub-Adviser may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from loan issuers.

Participations and Assignments and Other Direct Indebtedness. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases loan participations, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in whom the Fund intends to invest may not be rated by any Nationally Recognized Statistical Rating Organization.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may, to the extent specified herein, invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions and Policies”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, (if the Fund does not have a direct debtor-creditor relationship with the corporate borrower), SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser or Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

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Delayed Funding Loans and Revolving Credit Facilities. The Fund may, to the extent specified herein, enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or earmark assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may, to the extent specified herein, also invest in other types of mortgage-related securities including, but not limited, to collateralized mortgage obligations (“CMOs”), CMO residuals, commercial mortgage-backed securities and stripped mortgage-related securities.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.

The principal governmental guarantor of mortgage-related securities is the GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the U.S. Department of Veterans Affairs (the “VA”). The GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

Obligations of Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principals, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund’s may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

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Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth above under “Investment Restrictions and Policies,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Variable and Floating Rate Securities. The Fund may, to the extent specified herein, invest in variable, floating and auction rate securities. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a put or demand feature, which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

Asset-Backed Securities (“ABS”). The Fund may, to the extent specified herein, invest in ABS, which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

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Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Inflation-Indexed Bonds. Inflation-indexed bonds are securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation.

Zero Coupon Bonds. The Fund may, to the extent specified herein, invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero-coupon bond’s purchase price and its face value is taken into account as income.

Deferred Interest Bonds. A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (Payment-In-Kind) Securities. Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

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Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Strategies Specific to the O’Shares Funds

Risk of Investing in China. The OGIG Fund has significant exposure to Chinese markets. Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. China’s restrictions on the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China (including Hong Kong-based firms) with respect to their audit work of U.S. reporting companies also presents a significant risk relating to Chinese investments. Recently, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China which is intended to allow access for the PCAOB to inspect and investigate completely registered public accounting firms in mainland China and Hong Kong. This agreement would grant the PCAOB access to the audit work papers, audit personnel, and other information related to U.S. listed Chinese companies, but the implementation and effectiveness of the agreement is currently unclear. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.

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While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

The tax laws and regulations in the People’s Republic of China (“PRC”) are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with the PRC accounting standards and practice and those prepared in accordance with international accounting standards.

Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors.  In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.

The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issues shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIEs to suffer significant, detrimental, and possibly permanent effects, and in turn, adversely affect the Fund’s returns and NAV.

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The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. If a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and NAV.

Risk of Investing in Europe. The OEUR Fund has significant exposure to European markets. Investing in European countries exposes a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may make investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above.

The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the recent past. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

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In 2020, the United Kingdom (“UK”) withdrew from the EU. Uncertainty relating to the potential consequences, of the UK’s withdrawal, such as how new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU, may have adverse effects on the UK and EU economies. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets.

Master Limited Partnerships. The Funds may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships (or similar entities, such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Portfolio Turnover. A Fund’s portfolio turnover may vary from year to year, as well as within a year. A Fund’s portfolio may turn over due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would generally be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, utilizing the creation and redemption in-kind mechanism, the Funds will seek to minimize capital gains to the extent possible.

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“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

Real Estate Investment Trusts.  The Funds may obtain exposure to real estate investment trusts (“REITs”). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on net income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of net investment income and net capital gain under the Code, including regulations thereunder and Internal Revenue Service (“IRS”) interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

Rule 144A Securities. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. As set forth under “Illiquid Securities,” a Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities which may include Rule 144A securities. A Fund’s Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid securities. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). A Fund’s Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Adviser determines that a Rule 144A security is no longer liquid, the Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of a Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

When-Issued Securities. Each Fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

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Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of other securities, or, although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. Each Fund will employ techniques designed to reduce such risks.

Strategies Specific to the SMTH Fund

Debt Obligations. The Fund may invest in debt obligations traded in U.S. or foreign markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Sub-Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

The Fund may invest up to 35% of its net assets, in debt securities that are rated below investment grade (i.e., “junk bonds”) by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating from an NRSRO of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

U.S. Government Obligations. The Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, a fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

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Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities (“MBS”) are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. This amendment improved the ability of FNMA and FHLMC to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

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An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and its Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

The Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser or Sub-Adviser.

Other asset-backed securities are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

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Risks of Mortgage-Related Securities. Investment in MBS poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of MBS, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government except to the extent previously described. The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Securities. The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Bank Instruments. The Fund may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

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Participation Interests. The Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Commercial Instruments. The Fund may invest in commercial interests, including commercial paper and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance.

Variable or Floating Rate Instruments. The Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The Adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.

The Fund’s investments, payment obligations and financing terms may be based on or have been based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR and other similar types of reference rates (each, a “Reference Rate”). On March 5, 2021, the UK Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. While publication of certain LIBOR settings has ceased, certain LIBOR settings will continue through at least March 2024 on the basis of a changed methodology known as "synthetic LIBOR". The FCA and other regulators have stated that they welcome the LIBOR Administrator’s action. In connection with supervisory guidance from regulators, some registered entities ceased to enter into new LIBOR-based contracts after January 1, 2022. These announcements and developments and any additional regulatory or market changes may have an adverse impact on a Fund's investments, performance or financial condition.

In advance of 2022, regulators and market participants worked together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to exhaustively identify or predict the effect of any such changes or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

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On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) tough legacy contracts. February 27, 2023 was the effective date for the Federal Reserve System’s final rule in connection with the LIBOR Act. The Rule establishes benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. Additionally, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings through at least September 30, 2024. Certain of the Fund’s investments may involve individual tough legacy contracts that may be subject to the LIBOR Act or synthetic LIBOR. It cannot be assured that these measures will have their intended effects.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investment products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or
•	Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. In many cases, in the event that an instrument falls back to an alternative Reference Rate, the alternative Reference Rate would not perform the same as LIBOR would have and may not include adjustments to such rates that are reflective of current economic circumstances or differences between such rate and LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. Various pieces of legislation may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative Reference Rate selected by such agents. Such pieces of legislation also include safe harbors from liability, which may limit the recourse the Fund may have if the alternative Reference Rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect the Fund’s performance or NAV.

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Zero-Coupon and Pay-in-Kind Securities. The Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Delayed Delivery Transactions. The Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique, however delayed delivery agreements may have a leveraging effect.

Investment in securities on a delayed delivery basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. The Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. The Fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or, although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

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Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Fund will employ techniques designed to reduce such risks.

Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. As set forth under “Illiquid Securities”, the Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities which may include Rule 144A securities. The Fund’s Sub-Adviser, subject to periodic Board oversight, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid securities. In making this determination, the Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Fund’s Sub-Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Sub-Adviser determines that a Rule 144A security is no longer liquid, the Sub-Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Short-Term Instruments. Although it is intended that the assets of the Fund stay invested in the securities described herein and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser’s or Sub-Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the markets in which the Fund invests under normal circumstances. In addition, when the Fund experiences large cash inflow through additional issuance of Shares or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Adviser; or Sub-Adviser (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers’ acceptances; (v) repurchase agreements; and (vi) money market funds. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser or Sub-Adviser. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers’ acceptances). Cash is held for the Fund with the Fund’s custodian bank.

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Dollar Roll Transactions. In addition to borrowing for temporary purposes, the Fund may, to the extent specified herein, enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities. The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

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When-Issued and Delayed Delivery Securities. Securities may, to the extent as specified herein, be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s NAV defined earlier. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

U.S. Government Securities. These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

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On August 5, 2011, Standard & Poor’s Financial Services LLC (S&P) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions and could negatively impact the Fund.

Rule 144A Securities. The Adviser or Sub-Adviser may, on behalf of the Fund, as specified herein, purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A securities has been delegated to the Adviser or the Sub-Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A securities and all investments in Rule 144A securities will be carefully monitored.

Fixed Income Securities and Investment Techniques. Issuers of fixed income securities pay an interest rate that may be either a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will be greater or less than the security’s interest rate depending upon whether the cost of the security is less (a discount) or more (a premium) than the principal amount. If the issuer redeems the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Convertible Securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Corporate Debt Securities. The Fund’s investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers, to the extent specified herein, is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser’s or Sub-Adviser’s opinion, comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB-” or higher by S&P Global Ratings (“Standard & Poor’s”) or the equivalent rating of other nationally recognized securities rating organizations at the time of purchase (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. If two or more nationally recognized securities rating organizations have assigned different ratings to a security, the Adviser or Sub-Adviser uses the highest rating assigned.

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Below investment grade debt securities are those rated “BB+” and below by Standard & Poor’s or the equivalent rating of other nationally recognized securities rating organizations. See Appendix I for a description of rating categories. An investment grade security is one rated investment grade at the time of purchase, by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s or Fitch IBCA.

If the rating of an investment grade debt security is downgraded below investment grade, the Adviser or Sub-Adviser will take appropriate action to evaluate such investment so that the Fund’s investment objective is met.

Structured Securities. The Fund may, to the extent specified herein, invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser or Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio of securities in an effort to monitor the Fund’s interest rate risk.

Loan Participations and Assignments and Other Direct Indebtedness. The Fund may, to the extent specified herein, invest in fixed- and floating-rate loan transactions, which investments generally will be in the form of loan participations, delayed funding loans, and revolving credit facilities, or assignments of portions of such loans. Investors in the Fund should be aware that the Fund’s investment in loans may result in the Fund or the Adviser or Sub-Adviser receiving information about the issuer that may be deemed material non-public information. Under such circumstances, the Fund’s investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, the Adviser or Sub-Adviser will seek to avoid receiving material non-public information about issuers of loans. As a result, the Adviser or Sub-Adviser may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from loan issuers.

Participations and Assignments and Other Direct Indebtedness. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases loan participations, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in whom the Fund intends to invest may not be rated by any Nationally Recognized Statistical Rating Organization.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

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A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may, to the extent specified herein, invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions and Policies”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, (if the Fund does not have a direct debtor-creditor relationship with the corporate borrower), SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser or Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

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Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Investment Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities. The Fund may, to the extent specified herein, enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or earmark assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may, to the extent specified herein, also invest in other types of mortgage-related securities including, but not limited, to collateralized mortgage obligations (“CMOs”), CMO residuals, commercial mortgage-backed securities and stripped mortgage-related securities.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.

The principal governmental guarantor of mortgage-related securities is the GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the U.S. Department of Veterans Affairs (the “VA”). The GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

Obligations of Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principals, but PCs are not backed by the full faith and credit of the U.S. Government.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund’s may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth above under “Investment Restrictions and Policies,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Variable and Floating Rate Securities. The Fund may, to the extent specified herein, invest in variable, floating and auction rate securities. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a put or demand feature, which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

Asset-Backed Securities (“ABS”). The Fund may, to the extent specified herein, invest in ABS, which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

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The structure of an ABS and the terms of the investors’ interest in the collateral can vary depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Inflation-Indexed Bonds. Inflation-indexed bonds are securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation.

Zero Coupon Bonds. The Fund may, to the extent specified herein, invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero-coupon bond’s purchase price and its face value is taken into account as income.

Deferred Interest Bonds. A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (Payment-In-Kind) Securities. Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

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Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

INFORMATION ABOUT THE INDEX PROVIDERS AND DISCLAIMERS

Index Providers. Set forth below is a list of the Funds (except for the RIGS Fund, the RFCI Fund, the RFDA Fund, the RFFC Fund, the REIT Fund, the MNBD Fund, the LGRO Fund and the SMTH Fund, which are actively managed and do not track an index) and the Underlying Index upon which such Fund is based.

Fund	Underlying Index
ALPS REIT Dividend Dogs ETF	S-Network® REIT Dividend Dogs Index
ALPS Equal Sector Weight ETF	NYSE® Equal Sector Weight Index
Alerian MLP ETF	Alerian MLP Infrastructure Index
ALPS Sector Dividend Dogs ETF	S-Network® Sector Dividend Dogs Index
Barron’s 400SM ETF	Barron’s 400SM Index
ALPS International Sector Dividend Dogs ETF	S-Network® International Sector Dividend Dogs Index
Alerian Energy Infrastructure ETF	Alerian Midstream Energy Select Index
ALPS Emerging Sector Dividend Dogs ETF	S-Network® Emerging Sector Dividend Dogs Index
ALPS Medical Breakthroughs ETF	S-Network® Medical Breakthroughs Index
ALPS Disruptive Technologies ETF	Indxx Disruptive Technologies Index
ALPS Clean Energy ETF	CIBC Atlas Clean Energy Index
ALPS Global Travel Beneficiaries ETF	S-Network® Global Travel Index
ALPS | O’Shares U.S. Quality Dividend ETF	O’Shares U.S. Quality Dividend Index
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	O’Shares U.S. Small-Cap Quality Dividend Index
ALPS | O’Shares Global Internet Giants ETF	O’Shares Global Internet Giants Index
ALPS | O’Shares Europe Quality Dividend ETF	O’Shares Europe Quality Dividend Index

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THE RDOG FUND

S-Network® Global Indexes, Inc. (the “Index Provider”) was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY S-NETWORK® GLOBAL INDEXES, INC. (“INDEX PROVIDER”). THE INDEX PROVIDER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. THE INDEX PROVIDER’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF THE INDEX PROVIDER AND OF ONE OR MORE THE INDEX PROVIDER’S INDEXES, INCLUDING THE S-NETWORK® REIT DIVIDEND DOGS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY THE INDEX PROVIDER WITHOUT REGARD TO ALPS OR THE FUND. THE INDEX PROVIDER HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING S-NETWORK® REIT DIVIDEND DOGS INDEX. THE INDEX PROVIDER IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. THE INDEX PROVIDER HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE S-NETWORK® REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S-NETWORK REIT DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE EQL FUND

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

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The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE AMLP FUND

VettaFi LLC, f/k/a GKD Index Partners d/b/a "Alerian" ("VettaFi") is the index provider for each Fund. VettaFi is an independent company that provides objective market information and is a leader of MLP and energy infrastructure market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders. Its benchmarks are widely used by industry executives, investment professionals, research analysts and national media. VettaFi has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to VettaFi from the Adviser’s management fees or other resources. The Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to VettaFi or the Adviser under the Sub-Licensing Agreement.

VettaFi uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.vettafi.com.

Shares of the Fund are not issued, sponsored, endorsed, sold or promoted by VettaFi (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of VettaFi and their general use is granted under a license from VettaFi.

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LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. There are no third party beneficiaries of any agreements or arrangements between VettaFi and Licensee.

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THE SDOG FUND

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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THE BFOR FUND

MarketGrader Capital, LLC (the “Index Provider”) is not affiliated with the Barron’s 400SM ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The Index Provider has entered into a license agreement with Dow Jones & Company (the “DJ Master License Agreement”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s”, “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400SM ETF (the “Product”) is not sponsored, or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product(s). DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron’s 400 IndexSM is determined, composed and calculated by MarketGrader without regard DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 IndexSM to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron’s 400 Index SM or in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 IndexSM or the Product.

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DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES OR ITS RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MARKETGRADER AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

THE IDOG FUND

S-Network Global Indexes, Inc.SM (the “Index Provider”) is not affiliated with the ALPS International Sector Dividend Dogs ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

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THE ENFR FUND

Shares of the Fund are not sponsored, endorsed, sold, or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). VettaFi has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining, composing or calculating the Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund. Alerian Midstream Energy Select Index, Alerian Midstream Energy Select Total Return Index, AMEI and AMEIX are trademarks of VettaFi and their general use is granted under a license from VettaFi.

VettaFi does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. VettaFi makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Index or any data included therein. VettaFi makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall VettaFi have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between VettaFi and Licensee.

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THE EDOG FUND

S-Network Global Indexes, Inc. SM (the “Index Provider”) is not affiliated with the ALPS Emerging Sector Dividend Dogs ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

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THE SBIO FUND

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. SM is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc. SM

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THE DTEC FUND

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund shares to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE ACES FUND

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

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The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

THE JRNY FUND

S-Network and S-Network Global Travel Index are service marks of S-Network Global Indexes, Inc. ("S-Network") and have been licensed for use by the Adviser (“Licensee”). The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network or its affiliates. S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S-Network's only relationship to the Fund is the licensing of the service marks and the Underlying Index, which is determined, composed and calculated by S-Network without regard to the Licensee or the Fund. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund issued by the Licensee. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

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S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, UNLESS ARISING AS A RESULT OF S-NETWORK'S (i) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (ii) BREACH OF ITS CONFIDENTIALITY OBLIGATIONS: OR (iii) INDEMNIFICATION OBLIGATIONS, S-NETWORK SHALL NOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE O’SHARES FUNDS

O’Shares Investment Advisers, LLC (the “Index Provider”) is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

THE FUNDS ARE NOT SPONSORED, MANAGED OR ADVISED BY THE INDEX PROVIDER. THE INDEX PROVIDER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF A FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF AN UNDERLYING INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. THE INDEX PROVIDER’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF THE INDEX PROVIDER AND OF ONE OR MORE THE INDEX PROVIDER’S INDEXES, INCLUDING THE UNDERLYING INDEXES, EACH OF WHICH IS DETERMINED, COMPOSED AND CALCULATED BY THE INDEX PROVIDER WITHOUT REGARD TO ALPS OR THE FUNDS. THE INDEX PROVIDER HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUNDS OR THE FUNDS’ SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING AN UNDERLYING INDEX. THE INDEX PROVIDER IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF A FUND’S ASSETS. THE INDEX PROVIDER HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUNDS.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUNDS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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ALL FUNDS

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

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The principal trading market for some of the securities in an Underlying Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

COMMON STOCK RISK

Common stock held by a Fund may fall in value due to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in a Fund holding common stock may decrease. The market as a whole can decline for many reasons, including adverse political, social or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, terrorist attacks, war, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

NON-U.S. AND EMERGING MARKETS SECURITIES

A Fund’s return and NAV may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S. Foreign securities, securities denominated in or providing exposure to foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Non-U.S. companies listed on U.S. exchanges, including ADRs, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could impact the value of a Fund’s investments in such securities.

Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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To the extent a Fund invests in a VIE to gain exposure to a Chinese operating company, the Fund may be subject to additional risks. VIE structures are often used by China-based operating companies to raise capital from non-Chinese investors due to Chinese governmental restrictions on non-Chinese ownership of certain Chinese companies. In a VIE structure, a China-based operating company typically establishes an offshore entity that enters into service and other contracts with the Chinese company. These contractual arrangements are designed to provide investors in the offshore entity with economic exposure to the China-based operating company, but do not provide investors in the offshore entity with an equity ownership interest in the China-based operating company. The ability of the offshore entity to control the activities of the China-based operating company are generally limited. The China-based operating company may undertake actions that negatively impact the value of an investment in the offshore entity. Changes in law or regulation, or other interventions by the Chinese government, could significantly harm the value of a Fund’s investments in such entities.

Economic sanctions may be, and have been, imposed against certain countries, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities and significantly delay or prevent the settlement of securities transactions. Such actions could decrease the liquidity and value of securities held by a Fund, and may require a Fund to sell or otherwise dispose of impacted securities at inopportune times or prices. Sanctions could also result in countermeasures or retaliatory actions, which may adversely impact a Fund’s investments, including those that are not economically tied to sanctioned countries, entities and/or individuals. Although it is not possible to predict the impact that any sanctions and retaliatory actions may have on a Fund, such events could significantly harm the value of a Fund’s investments and a Fund’s performance.

RISKS OF CURRENCY TRANSACTIONS

The RIGS Fund, the RFFC Fund, the RFCI Fund, the OGIG Fund and the OEUR Fund may, in certain circumstances, attempt to hedge against each Fund’s currency risk by entering into forward contracts. Hedging a Fund’s currency risks involves the risk of mismatching a Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Certain other Funds invest in non-U.S. securities and thus may engage in foreign exchange transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the RIGS Fund, the RFCI Fund, the RFDA Fund, the RFFC Fund, the OGIG Fund and/or the OEUR Fund utilize foreign exchange transactions at an inappropriate time or judge market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index, if any, and may lower a Fund’s return. For Funds other than the RIGS Fund. the RFCI Fund, the RFDA Fund, the RFFC Fund, the OGIG Fund and the OEUR Fund, if a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index, if any, and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to the Exchange member in connection with a sale on an Exchange is satisfied by the fact that a Fund’s prospectus is available at the applicable listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an Exchange.

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MARKET DISRUPTIONS RISK

Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including the Funds’ investment adviser and sub-adviser, as applicable, rely, and could otherwise disrupt the Funds’ service providers' ability to fulfill their obligations to the Funds.

Disclosure Specific to the REIT Fund

The Fund may invest in non-U.S. securities and thus may engage in foreign exchange transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of its futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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Disclosure Specific to the MNBD Fund

RISKS WITHIN THE FIXED INCOME MARKET

The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in fund redemption requests (including requests from shareholders who may own a significant percentage of the Fund’s shares) which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, fund expenses and/or taxable distributions. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to the Fund was to experience significant redemptions and that account were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as a result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).

If the Federal Reserve raises interest rates in the future, there is a risk that fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

MANAGEMENT

Trustees and Officers

Overall responsibility for oversight of each Fund rests with the Trustees, and the Trust has engaged the Adviser to manage each Fund on a day-to day basis. The Trust currently has four Trustees. The Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

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Independent Trustees

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

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Edmund J. Burke, 1961	Trustee	Since December 2017	Prior to June 2019, Mr. Burke served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies and ceased to be an officer of the Trust on June 3, 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33

Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

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*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.

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Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and President of ALPS Variable Investment Trust. From March 2021 to March 2024 he served as Treasurer of ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael Herrera 1985	Assistant Treasurer	Since February 2024	Mr. Herrera is Manager of Fund Operations of AAI (since 2022) and serves as Assistant Treasurer of ALPS ETF Trust since February 2024. Michael was previously a Fund Controller of ALPS Fund Services (2016 – 2018) and Assistant Fund Controller of ALPS Fund Services (2013 – 2016).
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co
*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Compliance Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, investment advisor to the Forward Funds, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and was a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants from 2001 to 2016. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

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Rick A. Pederson

Mr. Pederson has served as an Independent Trustee of the Trust since March 26, 2008. Mr. Pederson has been a long-time manager of private equity and real estate investment funds, and has served on the boards of several private companies and not-for-profit entities. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Edmund J. Burke

Mr. Burke has been a Trustee of the Trust since December 11, 2017 and an Independent Trustee of the Trust since 2021. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and retired in June 2019. He previously served as Director of ALPS Holdings, Inc., ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the Trustees. The Trust has engaged the Adviser to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, each of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person, telephonic or videoconference meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Pederson, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the fact that the Chairman of the Board is an Independent Trustee, the Trust’s multiple series of funds, the Trust’s net assets, the services provided by the Trust’s service providers, and the formal and informal functions of the various Independent Trustees both during and between Board meetings.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through either Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by each Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. In addition, as part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

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None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

The Board met six times during the fiscal year ended November 30, 2023.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met four times during the fiscal year ended November 30, 2023.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee, each of whom are Independent Trustees, are Ms. Anstine, and Messrs. Deems and Pederson (Chairman). The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended November 30, 2023.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

As of December 31, 2023, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

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Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	None
Edmund J. Burke	None	None
Jeremy W. Deems	None	None
Rick Pederson	None	None

Remuneration of Trustees and Officers

From February 16, 2022 through June 30, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000.

The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended November 30, 2023:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$132,500	$0	$0	$416,500
Edmund J. Burke, Trustee	$143,000	$0	$0	$425,000
Jeremy W. Deems, Trustee	$147,000	$0	$0	$443,500
Rick A. Pederson, Trustee	$155,000	$0	$0	$200,500

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

Adviser. The Funds are managed by the Adviser. The Adviser, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, CO 80203. The Adviser is an affiliate of ALPS Fund Services, Inc., who serves as the Funds’ administrator, and ALPS Portfolio Solutions Distributor, Inc., who serves as Distributor to the Funds.

Located in Denver, Colorado, ALPS Holdings was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2023, ALPS Advisors, Inc. managed over $21.3 billion in assets. ALPS Holdings is an indirect wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired ALPS Holdings’ parent company DST Systems, Inc. in a transaction which closed on April 16, 2018.

Investment Advisory Agreement.

Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business.

Under the terms of the Investment Advisory Agreement, subject to Board oversight, the Adviser acts as investment adviser and, subject to Board oversight, directs the investments of the Fund in accordance with its investment objective, policies and limitations, either directly or through its supervision of a sub-adviser. The Adviser also assists in supervising the Trust’s operations and provides all necessary office facilities and personnel for servicing the Fund’s investments.

In addition, the Adviser, subject to Board oversight, provides the management services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, administrators, accountants, underwriters and other persons dealing with the Trusts; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

The Funds’ unitary advisory fees as a percentage of net assets are:

Fund	Advisory Fee
ALPS REIT Dividend Dogs ETF	0.35%
ALPS Equal Sector Weight ETF[1]	0.37%
Alerian MLP ETF[2]	0.85%
ALPS Sector Dividend Dogs ETF	0.36%
Barron’s 400SM ETF	0.65%
ALPS International Sector Dividend Dogs ETF	0.50%
RiverFront Strategic Income Fund[3]	0.46%
Alerian Energy Infrastructure ETF	0.35%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS Medical Breakthroughs ETF	0.50%
RiverFront Dynamic Core Income ETF[4]	0.51%
RiverFront Dynamic US Dividend Advantage ETF[5]	0.52%
ALPS Active Equity Opportunity ETF	0.48%
ALPS Disruptive Technologies ETF	0.50%
ALPS Clean Energy ETF	0.55%
ALPS Active REIT ETF	0.68%
ALPS Global Travel Beneficiaries ETF	0.65%
ALPS Intermediate Municipal Bond ETF	0.50%
ALPS O’Shares U.S. Quality Dividend ETF[6]	0.48%
ALPS O’Shares U.S. Small-Cap Quality Dividend ETF[6]	0.48%
ALPS O’Shares Global Internet Giants ETF	0.48%
ALPS O’Shares Europe Quality Dividend ETF	0.48%
Level Four Large Cap Growth Active ETF	0.50%
ALPS | Smith Core Plus Bond ETF	0.59%

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1	With respect to the ALPS Equal Sector Weight ETF, the Adviser has agreed, through March 31, 2025, to reduce its annual advisory fee by 0.19%. As described in the Fund’s prospectus, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs (as defined in the Fund’s prospectus) attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.
2	With respect to the Alerian MLP ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $7 billion, (ii) 82.5 basis points (0.825%) for average net assets greater than $7 billion up to and including $8.5 billion, (iii) 80 basis points (0.80%) for average net assets greater than $8.5 billion up to and including $10.5 billion, (iv) 75 basis points (0.75%) for average net assets greater than $10.5 billion up to and including $12.5 billion, (v) 70 basis points (0.70%) for average net assets greater than $12.5 billion up to and including $14.5 billion, (vi) 65 basis points (0.65%) for average net assets greater than $14.5 billion up to and including $16.5 billion, (vii) 60 basis points (0.60%) for average net assets greater than $16.5 billion up to and including $18.5 billion, (viii) 55 basis points (0.55%) for average net assets greater than $18.5 billion up to and including $20.5 billion, (ix) 50 basis points (0.50%) for average net assets greater than $20.5 billion up to and including $22.5 billion, (x) 45 basis points (0.45%) for average net assets greater than $22.5 billion up to and including $25.0 billion, and (xi) 40 basis points (0.40%) for average net assets greater than $25 billion.
3	With respect to the RiverFront Strategic Income Fund, the unitary advisory fee is comprised of 0.11% payable to the Adviser and 0.35% payable to the Sub-Adviser.
4	With respect to the RiverFront Dynamic Core Income ETF, the unitary advisory fee as a percentage of the net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
5	With respect to the RiverFront Dynamic US Dividend Advantage ETF, the unitary advisory fee as a percentage of the net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

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6	With respect to the ALPS | O’Shares U.S. Quality Dividend ETF and the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, the unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 48 basis points (0.48%) for average net assets up to and including $2 billion, (ii) 44 basis points (0.44%) for average net assets greater than $2 billion up to and including $3 billion, (iii) 40 basis points (0.40%) for average net assets greater than $3 billion up to and including $4 billion, (iv) 36 basis points (0.36%) for average net assets greater than $4 billion up to and including $5 billion, and (v) 32 basis points (0.32%) for average net assets greater than $5 billion

The table below shows the management fees earned by ALPS Advisors, Inc. for the periods indicated.

Fund*	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
ALPS REIT Dividend Dogs ETF	$53,940	$86,810	$103,593
ALPS Equal Sector Weight ETF	Gross Fee: $1,119,803 Waiver: $635,564 Net Fee: 484,239	Gross Fee: $900,819 Waiver: $518,506 Net Fee: $382,313	Gross Fee: $728,900 Waiver: $433,400 Net Fee: $295,500
Alerian MLP ETF	$56,321,212	$53,018,349	$43,465,063
ALPS Sector Dividend Dogs ETF	$4,489,145	$4,902,751	$4,627,840
Barron’s 400SM ETF	$850,280	$893,164	$914,299
ALPS International Sector Dividend Dogs ETF	$1,023,339	$820,322	$885,043
RiverFront Strategic Income Fund(1)	$498,970	$580,732	$137,649
Alerian Energy Infrastructure ETF	$437,057	$362,953	$288,661
ALPS Emerging Sector Dividend Dogs ETF	$177,374	$156,027	$147,282
ALPS Medical Breakthroughs ETF	$516,298	$610,816	$1,193,016
RiverFront Dynamic Core Income ETF	$167,709	$400,166	$555,036
RiverFront Dynamic US Dividend Advantage ETF	$400,872	$558,334	$674,222
ALPS Active Equity Opportunity ETF	$115,840	$177,734	$322,665
ALPS Disruptive Technologies ETF	$542,678	$793,281	$1,087,310
ALPS Clean Energy ETF	$2,629,808	$4,050,594	$5,308,533
ALPS Active REIT ETF(2)	$121,455	$133,745	$95,975
ALPS Global Travel Beneficiaries ETF(3)	$43,201	$57,189	$9,936
ALPS Intermediate Municipal Bond ETF(4)	$154,687	$81,021	$-
ALPS | O’Shares U.S. Quality Dividend ETF(5)	$3,226,683	$1,448,088	$-
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF(5)	$1,284,336	$323,006	$-
ALPS | O’Shares Global Internet Giants ETF(5)	$668,172	$395,612	$-
ALPS | O’Shares Europe Quality Dividend ETF(5)	$185,257	$73,655	$-
Level Four Large Cap Growth Active ETF(6)	$79,117	$-	$-

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*	The SMTH Fund commenced operations on December 5, 2023.
(1)	In addition, the RIGS Fund paid sub-advisory fees directly to its sub-adviser, RiverFront Investment Group, LLC, of $379,651, $441,861, and $437,975 for the fiscal years ended November 30, 2023, November 30, 2022 and November 30, 2021, respectively.
(2)	The REIT Fund commenced operations on February 25, 2021.
(3)	The JRNY Fund commenced operations on September 8, 2021.
(4)	The MNBD Fund commenced operations on May 19, 2022.
(5)	The O’Shares U.S. Quality Dividend ETF, O’Shares U.S. Small-Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF and O’Shares Europe Quality Dividend ETF (collectively, the “Predecessor Funds”) were reorganized into the O’Shares Funds, respectively, on June 17, 2022. The O'Shares Funds subsequently changed their fiscal year from June 30 to November 30. The 2022 management fees presented are for the fiscal period July 1, 2022 to November 30, 2022.
(6)	The LGRO Fund commenced operations on August 22, 2023.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Funds’ outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Sub-Adviser.

The RIGS Fund, RFCI Fund and the RFDA Fund

RiverFront Investment Group, LLC (“RiverFront”) acts as Sub-Adviser to the RIGS Fund, the RFCI Fund and the RFDA Fund pursuant to a sub-advisory agreement with the Trust (the “Sub-Advisory Agreement”). RiverFront, established in April 2008, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-adviser to a series of mutual funds and ETFs. As of December 31, 2023, RiverFront had approximately $9.6 billion in assets under advisement (discretionary and non-discretionary assets).

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For the Sub-Adviser’s services to each of RFCI Fund and RFDA Fund, AAI pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to a 0.35% of its average daily net assets. For the Sub-Adviser’s services to RIGS Fund, the RIGS Fund pays the Sub-Adviser an annual sub-advisory fee equal to 0.35% of its average daily net assets.

The REIT Fund

GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) acts as the Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). GSI Capital is located at 23 Corporate Plaza, Suite 150 Newport Beach, CA 92660. GSI Capital is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940 and is wholly-owned by its employees. As of December 31, 2023, GSI had approximately $170.2 million in assets under advisement (discretionary and nondiscretionary assets).

For the Sub-Adviser’s services to the Fund, AAI pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to a 0.35% of its average daily net assets.

The MNBD Fund

Brown Brothers Harriman & Co. (“BBH&Co.” or the “Sub-Adviser”), through a separately identifiable department (the “SID”), acts as the sub-adviser to the Fund pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). BBH&Co. is located at 140 Broadway, New York, NY 10005. The SID is registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. As of December 31, 2023, BBH&Co. managed total assets of approximately $86.3 billion.

For the Sub-Adviser’s services to the Fund, the Adviser pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to a 0.25% of its average daily net assets.

The LGRO Fund

Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”” acts as the Fund’s Sub Adviser pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). Level Four is located at 12400 Coit Road, Suite 700, Dallas, Texas 75251. Level Four is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. As of December 31, 2023, Level Four had approximately $1 billion in assets under advisement (discretionary and nondiscretionary assets).

For the Sub-Adviser’s services to the Fund, AAI pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to a 0.25% of its average daily net assets.

The SMTH Fund

Smith Capital Investors, LLC (“Smith Capital Investors” or the “Sub-Adviser”) acts as the Fund’s Sub Adviser pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “Sub-Advisory Agreement”). Smith Capital Investors is located at 1430 Blake Street, Denver, Colorado 80202. Smith Capital Investors is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing a variation of fixed-income securities. Smith Capital Investors also serves as sub-adviser to a series of mutual funds. As of December 31, 2023, Smith Capital Investors had approximately $3.7 billion in assets under advisement (discretionary and non-discretionary assets).

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For the Sub-Adviser’s services to the Fund, AAI pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to a 0.30% of its average daily net assets.

Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.

Information regarding the other accounts managed by the portfolio managers as of November 30, 2023, is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
All Funds except for the RIGS FUND, the RFCI Fund, the RFDA Fund, the RFFC Fund, the REIT Fund, the MNBD Fund, the SMTH Fund and the LGRO Fund
Ryan Mischker	Registered Investment Companies	8	$2.35 billion	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Andrew Hicks	Registered Investment Companies	8	$2.35 billion	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Charles Perkins(1)	Registered Investment Companies	1	$114 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
RiverFront Strategic Income Fund and RiverFront Dynamic Core Income ETF
Tim Anderson, CFA	Registered Investment Companies	N/A	N/A	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	26,820	$8,854 million	N/A	N/A
Kevin Nicholson, CFA	Registered Investment Companies	1	$70 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	26,820	$8,854 million	N/A	N/A

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RiverFront Dynamic US Dividend Advantage ETF
Adam Grossman, CFA	Registered Investment Companies	4	$213 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	26,820	$8,836 million	N/A	N/A
Chris Konstantinos, CFA	Registered Investment Companies	3	$163 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	26,820	$8,836 million	N/A	N/A
ALPS Active REIT ETF
Nicholas Tannura	Registered Investment Companies	1	$18 million	N/A	N/A
	Other Pooled investment vehicles	1	$11.4 million	N/A	N/A
	Other Accounts	2	$125.2 million	1	$41.5 million
Julie Pence	Registered Investment Companies	1	$18 million	N/A	N/A
	Other Pooled investment vehicles	1	$11.4 million	N/A	N/A
	Other Accounts	2	$125.2 million	1	$41.5 million
ALPS Intermediate Municipal Bond ETF
Gregory S. Steier	Registered Investment Companies	1	$787,964,324	N/A	N/A
	Other Pooled investment vehicles	None	$0	N/A	N/A
	Other Accounts	20	$5,702,483,169	N/A	N/A
ALPS Active Equity Opportunity ETF
Laton Spahr	Registered Investment Companies	1	$23.1 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Eric Hewitt	Registered Investment Companies	1	$23.1 million	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Level Four Large Cap Growth Active ETF
Lal E. Echterhoff	Registered Investment Companies	N/A	N/A	N/A	N/A
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A
	Other Accounts	2,907	$927 million	N/A	N/A
ALPS | Smith Core Plus Bond ETF
Gibson Smith	Registered Investment Companies	4	$3,321.3	0	$0
	Other Pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Eric Bernum, CFA	Registered Investment Companies	4	$3,321.3	0	$0
	Other Pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

(1)	Charles Perkins became Portfolio Manager of the Funds on March 31, 2024 and accordingly, information with respect to Charles Perkins is provided as of February 29, 2024.

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Conflicts of Interests. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients (“Other Accounts”) and comingled funds. The Other Accounts might have similar investment objectives as a Fund, be compared to the same performance benchmark as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. Furthermore, the portfolio manager may recommend that a Fund purchase a particular security while simultaneously recommending that an Other Account sell that security, or vice versa.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. The portfolio manager knows the size and timing of trades for a Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of a Fund, or vice versa. Furthermore, when the portfolio manager sells a security on behalf of an Other Account that a Fund also owns, the price of that security held by the Fund may decline.

Investment Opportunities: The Adviser provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products. Differences in the compensation structures of the Adviser’s investment products may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Portfolio Manager Compensation Structure Disclosure

ALPS Advisors, Inc.

The Adviser is responsible for the day-to-day management of each Fund, except the RIGS Fund, the RFCI Fund, the RFDA Fund, the REIT Fund, the MNBD Fund, the SMTH Fund and the LGRO Fund, as described below. Mr. Mischker, Mr. Hicks and Mr. Perkins, who are responsible for the day-to-day management of each Fund with the exception of the RIGS Fund, the RFCI Fund, the RFDA Fund, the RFFC Fund, the REIT Fund, the MNBD Fund, the LGRO Fund and the SMTH Fund, are paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker, Mr. Hicks and Mr. Perkins is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Mischker, Mr. Hicks and Mr. Perkins is discretionary and is not based specifically on portfolio performance. Mr. Spahr and Mr. Hewitt, who are responsible for the day-to-day management of the RFFC Fund, are paid a base salary, plus a discretionary bonus. The bonus for Mr. Spahr and Mr. Hewitt is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Spahr and Mr. Hewitt is discretionary and is not based specifically on portfolio performance.

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RiverFront Investment Group, LLC

RiverFront compensates portfolio managers with a base salary that is paid semi-monthly and an annual bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. The annual bonus is based on RiverFront’s overall financial performance, the relative performance of the accounts that the portfolio manager is managing (including the Funds), and the portfolio manager’s individual investment performance and other job-related performance.

Portfolio managers may also own, be awarded and/or may be offered an opportunity to purchase or sell interests in RiverFront’s holding company. Portfolio managers may also receive forgivable loans that may be used to purchase company stock.

RiverFront and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for RiverFront and the individuals that it employs. For example, RiverFront seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. RiverFront has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by RiverFront and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Investment Program. The Funds will be included as a part of a broader investment program developed by the Sub-Adviser and managed by other portfolio managers. RiverFront is required to satisfy its duties to both the Funds and the accounts that invest in these broader programs. Conflicts may arise when the portfolio managers attempt to satisfy the needs of each type of customer.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. RiverFront or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to RiverFront and its affiliates.

GSI Capital Advisors, LLC

The Sub-Adviser has a traditional compensation structure for its employees, including portfolio managers, which includes base salary, benefits and an annual bonus. The primary goal of the overall compensation structure is to offer employees market level compensation which incentivizes and rewards behavior which achieves the desired goals of GSI Capital. These goals are inevitably aligned with achieving what is best for the Sub-Adviser’s clients, including the Fund. Employees of the Sub-Adviser generally have a bonus program based on a combination of individual goals and overall company performance. As it specifically relates to a Portfolio Manager, a significant portion of the bonus amount is based on the achievement of the investment objectives for its clients, of which the largest component is the performance of the investment strategy in relation to its objectives or benchmark. Performance is measured and evaluated over the most recent one and three year periods. In addition, Mr. Tannura is a significant owner of the Sub-Adviser so there is the potential for a meaningful portion of Mr. Tannura’s total compensation to be derived from this equity ownership position.

Brown Brothers Harriman & Co., Inc.

Gregory S. Steier is a principal of BBH&Co. Principals receive a fixed base salary that is based on their individual experience and performance and which is consistent with the salaries paid to other principals of BBH&Co. In addition, principals receive incentive compensation (“Incentive Compensation”) which includes an annual bonus (“Annual Bonus”) and participation in a profit-sharing plan that applies to all BBH&Co. employees. The Annual Bonus is based on their performance, the investment performance of their respective Funds and other portfolios co-managed by the principals, and their leadership, collaboration, and communication skills. A portion of the Incentive Compensation is awarded through participation in a long-term incentive plan that vests over time, and the remainder is paid in cash. Principals of BBH are also eligible to indirectly invest in BBH & Co. through a private fund, receives and annual return on its invested capital that fluctuates each year based on the overall profits of BBH&Co. and is distributed proportionally to each member as investment income.

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Level Four Capital Management, LLC

The Portfolio Managers who are responsible for the day-to-day management of the LGRO Fund are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Smith Capital Investors, LLC

The Portfolio Managers who are responsible for the day-to-day management of the SMTH Fund are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Securities Ownership of the Portfolio Managers. The dollar range of Fund shares beneficially owned by each portfolio manager as of November 30, 2023 is as follows:

	Fund	Dollar Range of Fund Shares Beneficially Owned
Ryan Mischker
	ALPS REIT Dividend Dogs ETF	$0
	ALPS Equal Sector Weight ETF	$0
	Alerian MLP ETF	$0
	ALPS Sector Dividend Dogs ETF	$0
	Barron’s 400SM ETF	$0
	ALPS International Sector Dividend Dogs ETF	$0
	Alerian Energy Infrastructure ETF	$0
	ALPS Emerging Sector Dividend Dogs ETF	$0
	ALPS Medical Breakthroughs ETF	$0
	ALPS Disruptive Technologies ETF	$0
	ALPS Clean Energy ETF	$0
	ALPS | O’Shares U.S. Quality Dividend ETF	$0
	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	$0
	ALPS | O’Shares Global Internet Giants ETF	$0
	ALPS | O’Shares Europe Quality Dividend ETF	$0
	ALPS Global Travel Beneficiaries ETF	$0
Andrew Hicks
	ALPS REIT Dividend DOGS ETF	$50,001 - $100,000
	ALPS Equal Sector Weight ETF	$0
	Alerian MLP ETF	$0
	ALPS Sector Dividend Dogs ETF	$10,001 - $50,000

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	Barron’s 400SM ETF	$0
	ALPS International Sector Dividend Dogs ETF	$0
	Alerian Energy Infrastructure ETF	$0
	ALPS Emerging Sector Dividend Dogs ETF	$0
	ALPS Medical Breakthroughs ETF	$10,001 - $50,000
	ALPS Disruptive Technologies ETF	$10,001 - $50,000
	ALPS Clean Energy ETF	$1 - $10,000
	ALPS | O’Shares U.S. Quality Dividend ETF	$0
	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	$0
	ALPS | O’Shares Global Internet Giants ETF	$0
	ALPS | O’Shares Europe Quality Dividend ETF	$0
	ALPS Global Travel Beneficiaries ETF	$0
Charles Perkins(1)
	ALPS REIT Dividend Dogs ETF	$0
	ALPS Equal Sector Weight ETF	$0
	Alerian MLP ETF	$0
	ALPS Sector Dividend Dogs ETF	$0
	Barron’s 400SM ETF	$0
	ALPS International Sector Dividend Dogs ETF	$0
	Alerian Energy Infrastructure ETF	$0
	ALPS Emerging Sector Dividend Dogs ETF	$0
	ALPS Medical Breakthroughs ETF	$0
	ALPS Disruptive Technologies ETF	$1-$10,000
	ALPS Clean Energy ETF	$1-$10,000
	ALPS | O’Shares U.S. Quality Dividend ETF	$0
	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	$0
	ALPS | O’Shares Global Internet Giants ETF	$0
	ALPS | O’Shares Europe Quality Dividend ETF	$0
	ALPS Global Travel Beneficiaries ETF	$0
Laton Spahr
	ALPS Active Equity Opportunity	$500,001 - $1,000,000
Eric Hewitt
	ALPS Active Equity Opportunity	$0
Tim Anderson, CFA
	RiverFront Strategic Income Fund	$0
	RiverFront Dynamic Core Income ETF	$0
Adam Grossman, CFA
	RiverFront Dynamic US Dividend Advantage ETF	$1-$10,000
Chris Konstantinos, CFA
	RiverFront Dynamic US Dividend Advantage ETF	$0
Kevin Nicholson, CFA
	RiverFront Strategic Income Fund	$1-$10,000
	RiverFront Dynamic Core Income ETF	$1-$10,000
Nick Tannura
	ALPS Active REIT ETF	$100,001 - $500,000
Julie Pence
	ALPS Active REIT ETF	$100,001 - $500,000
Gregory A. Steier
	ALPS Intermediate Municipal Bond ETF	$0
Lal E. Echterhoff
	Level Four Large Cap Growth Active ETF	$0
Gibson Smith
	ALPS | Smith Core Plus Bond ETF	N/A
Eric Bernum
	ALPS | Smith Core Plus Bond ETF	N/A

(1)	Charles Perkins became Portfolio Manager of the Funds on March 31, 2024 and accordingly, information with respect to Charles Perkins is provided as of February 29, 2024.

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Administrator. ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Custodian and Transfer Agent. State Street Bank and Trust Company (“SSB”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, SSB holds the Fund’s assets. SSB also serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Distributor. ALPS Portfolio Solutions Distributor, Inc. is the distributor of the Funds’ Shares. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Financial Intermediary Compensation. The Adviser, a Sub-Adviser, and/or its subsidiaries or affiliates (“Management Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to certain Funds (“Payments”). Any Payments made by Management Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Management Entities’ revenue may come directly or indirectly in part from fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. Management Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Management Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. In addition, Management Entities may make Payments to Intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Management Entities may determine to make Payments based on any number of metrics. For example, Management Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. The Adviser anticipates that the Payments paid by Management Entities in connection with the Funds will be immaterial to Management Entities in the aggregate for the current fiscal year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Management Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

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Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Securities Lending

Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street Bank and Trust Company (in such capacity, the “Securities Lending Agent”), the Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, the Securities Lending Agent is authorized to exercise contractual remedies and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. The Securities Lending Agent may also invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.

For the fiscal year ended November 30, 2023, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

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Fund	Gross Revenue[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Alerian Energy Infrastructure ETF	$463,013	$4,542	$3,036	-	-	$437,263	-	$444,842	$18,172
ALPS Active REIT ETF	$8	$1	$0	-	-	$3	-	$4	$4
ALPS Clean Energy ETF	$5,960,976	$991,847	$17,049	-	-	$984,677	-	$1,993,572	3,967,403
ALPS Disruptive Technologies ETF	$288,293	$36,251	$783	-	-	$106,244	-	$143,278	$145,015
ALPS Emerging Sector Dividend Dogs ETF	$23,520	$503	$151	-	-	$20,854	-	$21,507	$2,012
ALPS Equal Sector Weight ETF	$2,250,533	$35,688	$14,918	-	-	$2,057,179	-	$2,107,784	$142,749
ALPS International Sector Dividend Dogs ETF	$173,898	$2,930	1,106	-	-	$158,137	-	$162,173	$11,725
ALPS Medical Breakthroughs ETF	$381,155	$39,173	$1,685	-	-	$183,600	-	$224,457	$156,698
ALPS REIT Dividend Dogs ETF	$9,349	$238	$60	-	-	$8,099	-	$8,397	$952
ALPS Sector Dividend Dogs ETF	$4,176	$338	$20	-	-	$3,007	-	$3,365	$1,351
Barrons 400 ETF	$95,939	$10,086	$453	-	-	$45,034	-	$55,573	$40,366
RiverFront Dynamic US Dividend Advantage ETF	$37,533	$1,439	$221	-	-	$30,114	-	$31,774	$5,759
ALPS Active Equity Opportunity ETF	$17,967	$1,435	$83	-	-	$10,713	-	$12,230	$5,738
ALPS Global Travel Beneficiaries ETF	$2,198	$52	$15	-	-	$1,923	-	$1,990	$209
ALPS | O’Shares Europe Quality Dividend ETF	$431	$4	$3	-	-	$407	-	$414	$17
ALPS | O’Shares Global Internet Giants ETF	$65,557	$998	$437	-	-	$60,131	-	$61,566	$3,991
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	$30,904	$229	$197	-	-	$29,564	-	$29,990	$914
ALPS | O’Shares U.S. Quality Dividend ETF	$141	$1	$1	-	-	$136	-	$138	$3
Level Four Large Cap Growth Active ETF	$160	$8	$1	-	-	$120	-	$129	$32

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[1]	Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

The RIGS Fund, the AMLP Fund, the MNBD Fund, and the RFCI Fund did not participate in securities lending activities for the fiscal year ended November 30, 2023.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. None of the Adviser, or its affiliates currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

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RIGS Fund and RFCI Fund

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including a Fund). Some securities considered for investment by a Fund may also be appropriate for other clients served by the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for a Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Sub-Adviser will seek the best price and execution of a Fund’s orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although a Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

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Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives brokerage and research products and services from many broker-dealers with which the Sub-Adviser places a Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by a Fund are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place a Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing a Fund. Conversely, brokerage and research products and services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing a Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The table below shows the brokerage commissions paid by each Fund for the periods indicated:

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Fund*	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
ALPS REIT Dividend Dogs ETF	$11,177	$10,101	$22,919
ALPS Equal Sector Weight ETF	$8,624	$5,935	$3,830
Alerian MLP ETF	$1,637,599	$1,461,062	$1,319,201
ALPS Sector Dividend Dogs ETF	$249,143	$207,356	$251,228
Barron’s 400SM ETF	$43,026	$41,985	$37,753
ALPS International Sector Dividend Dogs ETF	$0	$71,731	$83,930
RiverFront Strategic Income Fund	$0	$0	$0
Alerian Energy Infrastructure ETF	$15,775	$17,200	$11,539
ALPS Emerging Sector Dividend Dogs ETF	$35,880	$42,722	$31,736
ALPS Medical Breakthroughs ETF	$98,472	$136,728	$141,693
RiverFront Dynamic Core Income ETF	$0	$0	$0
RiverFront Dynamic US Dividend Advantage ETF	$20,757	$46,125	$31
ALPS Active Equity Opportunity ETF	$0	$14,561	$279
ALPS Disruptive Technologies ETF	$17,663	$18,380	$22,749
ALPS Clean Energy ETF	$182,517	$262,172	$112,486
ALPS Active REIT ETF(1)	$11,230	$8,509	$5,637
ALPS Global Travel Beneficiaries ETF(2)	$2,764	$3,285	$779
ALPS Intermediate Municipal Bond ETF(3)	$0	$0	-
ALPS | O’Shares U.S. Quality Dividend ETF(4)	$29,176	$22,381	-
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF(4)	$43,620	$15,530	-
ALPS | O’Shares Global Internet Giants ETF(4)	$30,049	$24,223	-
ALPS | O’Shares Europe Quality Dividend ETF(4)	$11,541	$10,767	-
Level Four Large Cap Growth Active ETF(5)	$247	-	-

*	The SMTH Fund commenced operations on December 5, 2023.
(1)	The REIT Fund commenced operations on February 25, 2021.
(2)	The JRNY Fund commenced operations on September 8, 2021.
(3)	The MNBD Fund commenced operations on May 19, 2022.
(4)	The O’Shares U.S. Quality Dividend ETF, O’Shares U.S. Small-Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF and O’Shares Europe Quality Dividend ETF (collectively, the “Predecessor Funds”) were reorganized into the O’Shares Funds, respectively, on June 17, 2022. Information shown above for the fiscal year ending November 30, 2022 is for the period July 1, 2022 to November 30, 2022. The O'Shares Funds subsequently changed their fiscal year end to November 30. For their fiscal year ending June 30, 2022, the Predecessor Funds paid brokerage commissions of $22,622, $19,853, $107,141, and $7,759, respectively.
(5)	The LGRO Fund commenced operations on August 22, 2023.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007 and consists of multiple separate portfolios or series.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

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Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Control Persons. Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, as of March 1, 2024, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of each Fund were as follows:

ALPS REIT Dividend Dogs ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	21.58%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	13.78%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Morgan Stanley Smith Barney, LLC	13.70%	1300 Thames St 6th Floor Baltimore MD 21231
BOFA Securities, Inc.	12.01%	One Bryant Park New York, NY 10036
Merrill Lynch Pierce Fenner Smith	7.49%	4804 Deerlake Dr. E. Jacksonville FL 32246

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ALPS Equal Sector Weight ETF
Company Name	% of Ownership	Address
Merrill Lynch Pierce Fenner Smith	22.87%	4804 Deerlake Dr. E. Jacksonville FL 32246
Morgan Stanley Smith Barney, LLC	16.50%	1300 Thames St 6th Floor Baltimore MD 21231
Charles Schwab & Co., Inc.	9.96%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Raymond James	9.19%	4 Liberty Square Boston MA 02109
LPL Financial Co.	8.44%	9785 Towne Centre Drive San Diego CA 92121-1968
Wells Clearing	5.54%	2801 Market Street 1st Fl St. Louis MO 63103
UBS Financial Services Inc.	5.07%	1000 Harbor Boulevard, Weehawken NJ 07086-6790

Alerian MLP ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	18.20%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Morgan Stanley Smith Barney, LLC	11.90%	1300 Thames St 6th Floor Baltimore MD 21231
National Financial Services LLC	11.31%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Merrill Lynch Pierce Fenner Smith	8.96%	4804 Deerlake Dr. E. Jacksonville FL 32246
Wells Clearing	6.93%	2801 Market Street 1st Fl St. Louis MO 63103

ALPS Sector Dividend Dogs ETF
Company Name	% of Ownership	Address
Merrill Lynch Pierce Fenner Smith	19.83%	4804 Deerlake Dr. E. Jacksonville FL 32246
Morgan Stanley Smith Barney, LLC	17.36%	1300 Thames St 6th Floor Baltimore MD 21231
Charles Schwab & Co., Inc.	13.55%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Wells Clearing	10.27%	2801 Market Street 1st Fl St. Louis MO 63103
National Financial Services LLC	8.07%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
UBS Financial Services Inc.	5.65%	1000 Harbor Boulevard, Weehawken NJ 07086-6790

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Baron’s 400SM ETF
Company Name	% of Ownership	Address
Morgan Stanley Smith Barney, LLC	23.63%	1300 Thames St 6th Floor Baltimore MD 21231
National Financial Services LLC	18.25%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Charles Schwab & Co., Inc.	16.92%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Pershing, LLC	13.13%	One Pershing Plaza Jersey City, NJ 07399
Merrill Lynch Pierce Fenner Smith	5.48%	4804 Deerlake Dr. E. Jacksonville FL 32246

ALPS International Sector Dividend Dogs ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	27.13%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Morgan Stanley Smith Barney, LLC	16.10%	1300 Thames St 6th Floor Baltimore MD 21231
National Financial Services LLC	12.42%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Merrill Lynch Pierce Fenner Smith	12.28%	4804 Deerlake Dr. E. Jacksonville FL 32246
Ameriprise Financial	7.83%	121 Mount Vernon Street Boston MA 02108
Wells Clearing	6.21%	2801 Market Street 1st Fl St. Louis MO 63103

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RiverFront Strategic Income Fund
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	25.43%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	24.71%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Pershing, LLC	9.00%	One Pershing Plaza Jersey City NJ 07399
Morgan Stanley Smith Barney, LLC	8.89%	1300 Thames St 6th Floor Baltimore MD 21231
Robert W. Baird & Co.	5.53%	777 East Wisconsin Ave Milwaukee WI 53202

Alerian Energy Infrastructure ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	24.78%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	22.59%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Wells Clearing	10.25%	2801 Market Street 1st Fl St. Louis MO 63103
Morgan Stanley Smith Barney, LLC	7.41%	1300 Thames St 6th Floor Baltimore MD 21231
Merrill Lynch Pierce Fenner Smith	5.60%	4804 Deerlake Dr. E. Jacksonville FL 32246
Raymond James	5.28%	4 Liberty Square Boston MA 02109

ALPS Emerging Sector Dividend Dogs ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	47.70%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Morgan Stanley Smith Barney, LLC	12.89%	1300 Thames St 6th Floor Baltimore MD 21231
National Financial Services LLC	10.46%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Merrill Lynch Pierce Fenner Smith	8.35%	4804 Deerlake Dr. E. Jacksonville FL 32246
Pershing, LLC	5.03%	One Pershing Plaza Jersey City NJ 07399

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ALPS Medical Breakthroughs ETF
Company Name	% of Ownership	Address
US Bank	22.68%	800 Nicollet Mall Fl 8 Minneapolis MN 55402
Charles Schwab & Co., Inc.	12.56%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	10.59%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Merrill Lynch Pierce Fenner Smith	9.51%	4804 Deerlake Dr. E. Jacksonville FL 32246
Morgan Stanley Smith Barney, LLC	8.88%	1300 Thames St 6th Floor Baltimore MD 21231
Wells Clearing	7.37%	2801 Market Street 1st Fl St. Louis MO 63103
Pershing, LLC	5.42%	One Pershing Plaza Jersey City NJ 07399

RiverFront Dynamic Core Income ETF
Company Name	% of Ownership	Address
National Financial Services LLC	24.68%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
State Street Bank and Trust Company	20.55%	John Adams Bldg 1776 Heritage Dr North Quincy MA 02171
Robert W. Baird & Co.	17.66%	777 East Wisconsin Ave Milwaukee WI 53202
Wells Clearing	17.02%	2801 Market Street 1st Fl St. Louis MO 63103

RiverFront Dynamic US Dividend Advantage ETF
Company Name	% of Ownership	Address
National Financial Services LLC	27.02%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
State Street Bank and Trust Company	19.83%	John Adams Bldg 1776 Heritage Dr North Quincy MA 02171
Robert W. Baird & Co.	19.02%	777 East Wisconsin Ave Milwaukee WI 53202
Wells Clearing	14.38%	2801 Market Street 1st Fl St. Louis MO 63103

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ALPS Active Equity Opportunity ETF
Company Name	% of Ownership	Address
National Financial Services LLC	17.46%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Robert W. Baird & Co.	17.39%	777 East Wisconsin Ave Milwaukee WI 53202
State Street Bank and Trust Company	12.73%	John Adams Bldg 1776 Heritage Dr North Quincy MA 02171
Charles Schwab & Co., Inc.	12.53%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Wells Clearing	10.26%	2801 Market Street 1st Fl St. Louis MO 63103
BOFA Securities, Inc.	9.64%	One Bryant Park New York NY 10036
Pershing, LLC	8.93%	One Pershing Plaza Jersey City NJ 07399

ALPS Disruptive Technologies ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	27.63%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Merrill Lynch Pierce Fenner Smith	16.62%	4804 Deerlake Dr. E. Jacksonville FL 32246
National Financial Services LLC	11.10%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Pershing, LLC	7.62%	One Pershing Plaza Jersey City NJ 07399
UBS Financial Services Inc.	5.49%	1000 Harbor Boulevard, Weehawken NJ 07086-6790

ALPS Clean Energy ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	27.63%	2423 E Lincoln Drive Phoenix AZ 85016-1215
SEI Private Trust Company, C/O GWP	27.63%	1 Freedom Valley Drive Oaks, PA 19456
National Financial Services LLC	11.10%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Pershing, LLC	7.62%	One Pershing Plaza Jersey City NJ 07399

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ALPS Active REIT ETF
Company Name	% of Ownership	Address
Morgan Stanley Smith Barney, LLC	41.77%	1300 Thames St 6th Floor Baltimore MD 21231
Charles Schwab & Co., Inc.	30.81%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	11.32%	499 Washington Blvd 4th Floor, Jersey City NJ 07310

ALPS Global Travel Beneficiaries ETF
Company Name	% of Ownership	Address
Morgan Stanley Smith Barney, LLC	50.82%	1300 Thames St 6th Floor Baltimore MD 21231
Goldman Sachs & Co. LLC	16.69%	30 Hudson Street Proxy Department Jersey City NJ 07302
The Northern Trust Company	11.56%	50 S LaSalle St. Chicago IL 60603
Charles Schwab & Co., Inc.	5.96%	2423 E Lincoln Drive Phoenix AZ 85016-1215
J.P. Morgan Securities LLC/JPMC	5.04%	383 Madison Avenue New York NY 10179

ALPS Intermediate Municipal Bond ETF
Company Name	% of Ownership	Address
Brown Brothers Harriman & Co.	64.99%	140 Broadway New York NY 10005
Morgan Stanley Smith Barney, LLC	31.80%	1300 Thames St 6th Floor Baltimore MD 21231

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ALPS | O’Shares U.S. Quality Dividend ETF
Company Name	% of Ownership	Address
Morgan Stanley Smith Barney, LLC	17.85%	1300 Thames St 6th Floor Baltimore MD 21231
Wells Clearing	16.71%	2801 Market Street 1st Fl St. Louis MO 63103
National Financial Services LLC	12.48%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Charles Schwab & Co., Inc.	11.87%	2423 E Lincoln Drive Phoenix AZ 85016-1215
LPL Financial Co.	7.62%	9785 Towne Centre Drive San Diego CA 92121-1968
Raymond James	5.03%	4 Liberty Square Boston MA 02109

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Company Name	% of Ownership	Address
National Financial Services LLC	15.16%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Charles Schwab & Co., Inc.	15.01%	2423 E Lincoln Drive Phoenix AZ 85016-1215
Ameriprise Financial	12.97%	121 Mount Vernon Street Boston MA 02108
Wells Clearing	12.55%	2801 Market Street 1st Fl St. Louis MO 63103
Morgan Stanley Smith Barney, LLC	10.76%	1300 Thames St 6th Floor Baltimore MD 21231
Raymond James	5.43%	4 Liberty Square Boston MA 02109
LPL Financial Co.	5.26%	9785 Towne Centre Drive San Diego CA 92121-1968

ALPS | O’Shares Global Internet Giants ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	22.09%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	14.01%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Wells Clearing	8.69%	2801 Market Street 1st Fl St. Louis MO 63103
LPL Financial Co.	5.29%	9785 Towne Centre Drive San Diego CA 92121-1968
Morgan Stanley Smith Barney, LLC	5.18%	1300 Thames St 6th Floor Baltimore MD 21231
Raymond James	5.03%	4 Liberty Square Boston MA 02109

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ALPS | O’Shares Europe Quality Dividend ETF
Company Name	% of Ownership	Address
Merrill Lynch Pierce Fenner Smith	21.98%	4804 Deerlake Dr. E. Jacksonville FL 32246
Charles Schwab & Co., Inc.	20.89%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	16.84%	499 Washington Blvd 4th Floor, Jersey City NJ 07310
Raymond James	9.53%	4 Liberty Square Boston MA 02109
LPL Financial Co.	7.83%	9785 Towne Centre Drive San Diego CA 92121-1968

ALPS | Smith Core Plus Bond ETF
Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	71.81%	2423 E Lincoln Drive Phoenix AZ 85016-1215
National Financial Services LLC	26.23%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310

Level Four Large Cap Growth Active ETF
Company Name	% of Ownership	Address
Raymond James	78.81%	4 Liberty Square Boston MA 02109
Charles Schwab & Co., Inc.	15.80%	2423 E Lincoln Drive Phoenix AZ 85016-1215

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

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DTC Acts as Securities Depository for Fund Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund, apart from the MNBD Fund or the SMTH Fund, to the Adviser or Sub-Adviser. The Adviser or Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendices to this SAI. The Board will periodically review each Fund’s proxy voting record.

For the MNBD Fund, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, upon instruction from BBH&Co. BBH&Co. will give instructions on how to vote such proxies in accordance with its proxy policies and procedures, which are included as an Appendix to this SAI. The Board will periodically review the Fund’s proxy voting record.

For the SMTH Fund, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, upon instruction from the Sub-Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Disclosure of the Fund’s complete holdings is required to be made monthly on Form N-PORT no later than 60 days after the end of each fiscal quarter, with information reported on Form N-PORT for the third month of the fiscal quarter made publicly available by the SEC 60 days after the end of the Fund’s fiscal quarter. Form N-CSR and Form N-PORTs for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in each Fund or in other investment companies or accounts managed by the Adviser, Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Trust. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. Each Fund’s complete portfolio holdings are publicly disseminated each day each Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Fund’s listing Exchange and the Nasdaq via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, Sub-Adviser and the Distributor will not disseminate non-public information concerning the Trust.

There can be no assurance that a Fund’s policies and procedures with respect to disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities, and that actual and potential conflicts of interest are avoided.

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The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by each Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of each Fund generally consists of the in-kind deposit of a designated portfolio of securities — the “Deposit Securities” — per each Creation Unit Aggregation (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. The AMLP Fund effects creations in cash (with the required amount of cash for the purchase of a Creation Unit Aggregation being the “Deposit Cash”). The RIGS Fund, RFCI Fund, RFDA Fund, the RFFC Fund, the O’Shares Funds, the LGRO Fund and the SMTH Fund may effect creations largely or wholly for cash. Together, the Deposit Securities, the Cash Component and/or the Deposit Cash (as applicable) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of each Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the aggregate market value of the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and the amount of the cash component to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund that effects creations wholly or partly in-kind.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

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The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes from time to time by the Adviser or Sub-Adviser with a view to the investment objective of the Fund. The Trust may require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equal to the price of the TBA transaction listed as a Deposit Security. In addition, with respect to Funds that effect creations wholly or partly in-kind, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or, if applicable, the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the applicable Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the applicable Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant. Only U.S. equity securities are eligible to be cleared through the Clearing Process. Therefore, Funds will only be eligible to utilize the Clearing Process for U.S. equity securities.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to a Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (for Funds eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process (including all Fund Deposits made for Funds that are not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (for Funds that could utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and a Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of a Fund if, including but not limited to, the following conditions are present: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee. Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to a creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Funds that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Trust may require the Authorized Participant to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. To the extent the transaction expenses associated with Market Purchases are not fully reimbursed by the Authorized Participant through the transaction fee or otherwise, the Fund will bear such transaction expenses. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

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The standard creation or redemption transaction fee for each Fund is set forth below.

FUND	STANDARD CREATION OR REDEMPTION TRANSACTION FEE
RDOG	$150
EQL	$150
AMLP	$100
SDOG	$250
BFOR	$500
IDOG	$1,000
RIGS	$300
ENFR	$350
EDOG	$1,000
SBIO	$300
RFCI	$350
RFDA	$300
RFFC	$300
DTEC	$500
ACES	$350
REIT	$150
MNBD	$250
JRNY	$500
OUSA	$250
OUSM	$250
OGIG	$500
OEUR	$750
SMTH	$250
LGRO	$150

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at a Fund’s NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Funds will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

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An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to each Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form unless custom orders are available or specified — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The AMLP Fund effects redemptions in cash. The RIGS Fund, the RFCI Fund, the RFDA Fund, the RFFC Fund, the O’Shares Funds, the SMTH Fund and the LGRO Fund may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed to compensate a Fund for the costs associated with selling the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for a Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. To the extent the transaction expenses associated with Market Sales are not fully reimbursed by the Authorized Participant through the transaction fee or otherwise, the Fund will bear such transaction expenses.

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Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process (for Funds eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for Funds not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. With respect to Funds that invest in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. In addition, for Funds that invest in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

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The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

For Funds that effect redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the relevant Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the relevant Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. Each Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

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The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The timing of settlement may also be affected by proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

TAXES

The following discussion is applicable to all Funds, except for the AMLP Fund. This discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

Each Fund intends to qualify for and has elected or intends to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund’s current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

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As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including also in connection with determining the amount available to support distributions of net long-term capital gains, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

A Fund’s ability to use certain tax benefits could be limited if the Fund experiences an “ownership change” within the meaning of section 382 of the Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is a greater than 50% change in the value of the stock of the Fund owned by five percent shareholders during the testing period (generally three years). An ownership change may be triggered by the purchase and sale, redemption, or new issuance of Fund shares or by a merger of the Fund with another RIC.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, VIEs and structured notes. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the relevant Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce non-qualifying income for purposes of the income test required to be satisfied by a RIC. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. Each Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

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Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the relevant Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the relevant Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the relevant Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of each Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.”

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Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year in the event that the Fund elects to “pass-through” the foreign taxes paid by the Fund for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

A Fund may gain commodity exposure through investment in exchange traded funds that are treated as RICs or “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. An exchange traded fund that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Treasury regulations generally treat a Fund’s income inclusion with respect to a subsidiary as qualifying income if there is a current distribution by the subsidiary out of its earnings and profits that are attributable to such income inclusion, or if the Fund’s income inclusion is derived in connection with the Fund’s business of investing in stocks, securities, or currencies. Future IRS guidance could limit the ability of an exchange traded fund that qualifies as a RIC to gain commodity exposure regardless of whether that exchange traded fund previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by a Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could have a material adverse effect on the Fund.

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The ALPS Intermediate Municipal Bond ETF expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal obligations whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal obligations, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of the Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal obligations and designated by the Fund as exempt-interest dividends in a written notice to its shareholders after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry Shares of the Fund is not deductible to the extent attributable to exempt-interest dividends.

Although all or a substantial portion of the dividends paid by the ALPS Intermediate Municipal Bond ETF may be excluded by shareholders from their gross income for federal income tax purposes, the Fund may purchase private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax. All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.

Shares of the ALPS Intermediate Municipal Bond ETF would not be suitable for tax exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such institutions, plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. The same is generally true for non-U.S. persons, because they are generally exempt from U.S. tax on interest income. In addition, the Fund may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by the Fund.

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Distributions by the ALPS Intermediate Municipal Bond ETF other than exempt-interest dividends generally will be taxable to shareholders who are subject to tax as described below.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends and taxable income from MLPs that are publicly traded partnerships. Applicable Treasury regulations allow a Fund to pass through to its shareholders such taxable ordinary REIT dividends through 2025. Accordingly, individual (and certain other non-corporate) shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through. Currently, there is not a regulatory mechanism for the Funds to pass through to its shareholders the 20% deduction with respect to taxable income from MLPs. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Funds would not be eligible for the 20% deduction for their share of such taxable income.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions from each Fund’s net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of each Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by each Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by each Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by each Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains, the amount of exempt interest dividends, if any, and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income).

Additionally, any loss upon the sale or exchange of Shares held for six (6) months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to the Shares. The ability to deduct capital losses may be limited.

Reporting to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis is required. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts.

If, for any calendar year, the total distributions made exceed a Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing the shareholder’s potential gain or reducing the shareholder’s potential loss on the subsequent sale of the shares.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities (“Foreign Shareholders”) that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Foreign Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

The Funds are not required to withhold any amounts with respect to distributions to Foreign Shareholders that are properly reported by a Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the Foreign Shareholder. However, no assurance can be given as to whether any of a Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by a Fund. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

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Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs. The rate of withholding by a Fund, if the Fund is categorized as a real property holding corporation under the FIRPTA rules, on a distribution to a nonresident alien or foreign corporation from the sale or exchange of a U.S. real property interest by the Fund is 21%.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a Foreign Shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Withholding is required (at a 30% rate) with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the applicable withholding agent to determine whether withholding is required.

Foreign Shareholders may also be subject to U.S. estate tax with respect to their shares of the Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

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TAXATION OF THE AMLP FUND

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

A federal excise tax on stock repurchases may apply to the Fund with respect to net share redemptions occurring on or after January 1, 2023. The excise tax is one-percent (1%) of the fair market value of Shares redemptions less the fair market value of Shares issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

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The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. Sales of MLP securities may result in reversals of previously deferred expenses referred to as “recapture income,” resulting in additional ordinary income being allocated to the Fund and reduction of allocated capital gain and increase of allocated capital loss. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 21% and an assumed rate attributable to state taxes.

Distributions by the Fund of cash or property in respect of Fund Shares, whether taken in cash or reinvested in Fund Shares through the means of a dividend reinvestment service, will be treated as dividends for federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under federal income tax principles) and will be includible in gross income by a shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to individual (and certain non-corporate) shareholders are eligible for federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of the Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such shareholder has held the applicable Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. The tax basis of Shares of the Fund must be reduced by any distribution which is treated as a return of capital for tax purposes. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be limited.

Distributions paid by the Fund to a shareholder who is a nonresident alien or foreign entity (“Non-U.S. Shareholder”) that are treated as dividends generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

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If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described below.

A redemption of Fund shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as dividend distributions as described above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s shares, except in the following cases:

- the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

- the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

- the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Fund shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Fund shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Fund shares.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their shares of the Fund.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, Form W-8BEN-E or other applicable form. Furthermore, the Service may notify the applicable Fund to institute backup withholding if the Service determines that your taxpayer identification number is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A taxpayer identification number is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%.

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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “NAV.”

The NAV per Share of each Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the relevant Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the relevant Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Fund’s Adviser, which pursuant to Rule 2a-5 under the 1940 Act, has been designated as the valuation designee ("Valuation Designee").

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “Distributions” and “Federal Income Taxation.”

General Policies. Dividends from net investment income, if any, are declared and paid either monthly, quarterly or annually depending on the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.

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Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INDICATIVE INTRA-DAY VALUE

The approximate value of a Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by the Fund’s listing Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

Each Exchange calculate the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to a Fund and the estimated value of the securities held in a Fund’s portfolio, minus the estimated amount of liabilities. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. Although the Funds provide the independent third party calculator with information to calculate the IIV, the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds makes no warranty as to the accuracy of the IIV.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1900 K Street, NW, Washington, DC 20006, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm will audit the annual financial statements for the Trust and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the November 30, 2023 Annual Reports for each of the Funds, other than the SMTH Fund, are incorporated in this Statement of Additional Information by reference. The SMTH Fund had not yet commenced operations as of November 30, 2023. The financial statements and financial highlights in the Annual Reports for the fiscal year or period ended November 30, 2023 have been audited by Cohen & Company, Ltd., whose reports thereon appear in the Annual Reports. The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other independent registered public accounting firms. You can obtain additional copies of such Annual Reports at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

With respect to investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to ALPS Advisors, Inc. (“AAI”) as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors.

Voting Delegated to Sub-Advisers

If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise. In addition, proxy voting authority may be delegated to AAI where it serves as the Funds’ sub-adviser.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F) of the 1940 Act, and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:
●	the matter to be voted on has critical significance to the potential value of the security in question;
●	the security represents a significant holding and whether the security is considered a long-term holding; and
●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, but are not limited to:

i.	Providing input and/or recommendations on the vote direction on proposals where special or individual consideration is requested;
ii.	review periodically these Proxy Voting Policy and Procedures to ensure consistency with internal policies, client disclosures and regulatory requirements;
iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines
i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will submit to AAI’s Compliance Department the proposed proxy vote(s) and a written explanation of the reason(s) for voting in a manner that differs from the predetermined proxy Voting Guidelines.

A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer.

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Portfolio Manager(s) determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration. In such situations, ISS will vote based on the direction of the client, Portfolio Manager(s) or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Proxy Advisory Firm Oversight

i.	Initial Assessment

In selecting a third-party proxy advisory firm, AAI will perform an initial due diligence review to ensure that voting determinations are made in the best interests of AAI clients and in accordance with these policies and procedures. AAI’s review will include, but is not limited to, assessing:

●	The necessary resources to fulfill the proxy voting responsibilities;
●	Policies and procedures with respect to obtaining issuer and client input on proxy voting policies; and
●	Transparency regarding voting recommendations and research methodologies.

ii.	Ongoing Reviews

In addition to the initial evaluation of a proxy advisory firm, AAI will conduct ongoing assessments of the proxy advisory firm’s business. Such reviews will occur at periodic intervals and will include, but are not limited to:

●	Summary of material changes, if any, to the proxy advisory firm’s business and how such changes impact the services provided to AAI and its clients;
●	Methodology updates to guidelines and voting recommendations; and
●	Disclosure of conflicts of interest.

f.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

g.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

h.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

i.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines and such voting recommendations are based on accurate and complete information; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

j.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);
●	The shareholder meeting date;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether the company cast its vote on the matter;
●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and
●	Whether the company cast its vote for or against management.

k.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);
●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;
●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and
●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of AAI for the first three years.

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark proxy voting guidelines and ISS’ sustainability proxy voting guidelines. AAI will apply the most appropriate guidelines to ensure proxy votes are voted consistent with proxy voting policies and procedures and in the best interests of clients.

ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

APPENDIX B

RiverFront Investment Group:

Proxy Voting Policy

Proxy Voting

Issue

Investment advisers who exercise voting authority with respect to client securities must adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Finally, the Rule requires that the adviser disclose to clients how they may obtain information regarding voted proxies.

RiverFront votes proxies for certain of its clients; therefore, it has adopted and implemented these Proxy Voting Policy and Procedures.

Policy

Proxies are an asset of a client, and as such should be treated with the same care, diligence, and loyalty as any asset belonging to a client. To that end, RiverFront (through Broadridge, as described below) will vote or withhold a decision to vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.

If a client wishes to use any general or specific proxy voting guidelines, these should be discussed with the client’s Sponsor Firm. The Sponsor Firm may determine whether to allow these exceptions and how they will be implemented. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost; this type of request should also be discussed with the client’s Sponsor Firm. RiverFront will rely on information from the Sponsor Firm to process any exceptions to the guidelines and/or policy.

Procedures for Voting Proxies

RiverFront has voting responsibility for all client accounts (including registered investment company client accounts) over which it has discretion, unless explicitly noted otherwise in the client’s Advisory Agreement or, for clients that are registered investment companies, the Sub-Advisory Agreement.  RiverFront will generally cast votes for all shares for which it has voting authority.

In light of RiverFront’s fiduciary duties,and given the complexity of the issues that may be raised in connection with proxy votes, RiverFront has retained Broadridge Financial Solutions (“Broadridge”) to assist in the coordination and voting of client proxies. Broadridge specializes in providing a variety of fiduciary-level proxy-related services to investment managers. The services provided to RiverFront include timely delivery of meeting and record date information, proxy analysis and voting through an electronic web-based vote execution platform, and detailed recordkeeping for RiverFront’s proxy voting function.

Broadridge will vote client proxies according to Glass Lewis & Co.’s (“Glass Lewis”) recommendations (described below). Glass Lewis is a leading provider of governance and engagement support services to institutional investors and corporations, offering research, proxy vote management, and technology platforms. The following guidelines will be followed:

●	Broadridge to monitor and keep track of all proxy votes; and,
●	Broadridge to vote pursuant to the guidelines suggested by Glass Lewis.
●	In certain limited circumstances, a proxy may be received from sources other than Broadridge. In such circumstances, RiverFront will forward the proxy to Broadridge.

Resolving Potential Conflicts of Interest

We recognize that conflicts of interest may arise for a variety of reasons. Under certain circumstances, RiverFront may face a conflict of interest voting proxies for client accounts. For example, RiverFront has voting discretion with respect to client accounts (including registered investment company clients) that own securities of mutual funds or ETFs for which RiverFront serves as a sub-adviser. Determinations by RiverFront as to whether and how to vote proxies with respect to such securities may pose a conflict of interest for RiverFront, particularly to the extent that the proxy relates to the (continued) appointment of RiverFront as the mutual fund or ETF sub-adviser. When faced with a conflict of interest in voting a client’s proxy, Broadridge and RiverFront use the pre-determined guidelines and research from Glass Lewis to determine the appropriate vote by RiverFront. In similar and other circumstances, the Investment Team will reasonably try to assess any material conflicts between RiverFront’s interests and those of its clients with respect to proxy voting. If the Investment Team detects a conflict of interest, Broadridge will use pre-determined guidelines and their research to make an objective voting decision.

Notwithstanding such proxy voting processes, proxy voting decisions made by RiverFront may benefit the interests of RiverFront and/or another client account, provided that RiverFront believes such voting decisions to be in accordance with its fiduciary duties.

Recordkeeping

RiverFront will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

●	Clients are informed that they should direct proxy voting information requests to RiverFront.
●	Any request, whether written (including email) or oral, received by any Employee of RiverFront, must be promptly forwarded to the CCO or her designee, for processing. All written requests must be retained in a permanent file.
●	In order to facilitate the management of the proxy voting recordkeeping process, and to facilitate the dissemination of such proxy voting records to clients, RiverFront may distribute to any client requesting proxy voting information the complete proxy voting record for that client for the period requested.
●	RiverFront will furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). RiverFront will maintain a copy of the written record provided in response to client’s written (including email) or oral request.
●	Clients are permitted to request the proxy voting record for the five-year period prior to their request.

Glass Lewis Proxy Paper™ Guidelines (provided by Glass Lewis)

The purpose of Glass Lewis proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis evaluates its Proxy Paper™ Guidelines on an ongoing basis and formally updates the policy on an annual basis. These guidelines are maintained by RiverFront and incorporated into this policy by reference.

RiverFront reviews the Glass Lewis guidelines annually to ensure they are consistent with clients’ best interest. Additionally, RiverFront will review Glass Lewis’ policies and procedures regarding potential conflicts of interest to confirm that Glass Lewis remains independent and objective in the formation of its voting decisions. Lastly, RiverFront will periodically review a sample of proxy votes to test whether the votes were in compliance with Glass Lewis’ stated voting guidelines. Additionally, a member of the Investment Team reviews the votes on ProxyEdge to ensure that they are in line with RiverFront’s recommendations.

Proxy statements received regarding client securities:

Upon physical receipt of a proxy, it is either (1) forwarded to Broadridge for processing or (2) voted manually. Records of manual votes are kept according to the retention guidelines outlined above.

Note: RiverFront is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

Proxy voting records for proxies voted by Broadridge are available via ProxyEdge, which is a web-based database.

Disclosure

RiverFront will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; ((ii) conflicts of interest of RiverFront with those of its clients with respect to proxy voting; and (iii) information about how clients may obtain information on how RiverFront voted proxies.

Responsibility

The CCO and/or her designees are responsible for managing the relationship with Broadridge, ensuring that proxies are being properly voted, and confirming that Broadridge is retaining the appropriate proxy voting records.

APPENDIX C

GSI Capital Advisors LLC

Proxy Voting Policy, Procedures and Guidelines

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

GSI Capital votes proxies for clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the CCO.

Policy

To administer proxy voting, GSI Capital has engaged Institutional Shareholder Services (“ISS”) who independently provides research, reporting and recommendations on proxy voting matters.

It is the policy of GSI Capital to vote client proxies in the interest of maximizing Shareholder Value. While the firm will generally rely on ISS’ proxy voting recommendations, it retains the ability to override ISS recommendations in the event that it disagrees or if it’s in the best interest of the client to do so. To that end, GSI Capital will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

An investment adviser that retains a proxy advisory firm must implement policies and procedures reasonably designed to ensure that the proxy adviser is capable of making vote recommendations that are in the best interests of the investment adviser’s clients. This involves an ongoing assessment of both the proxy adviser’s ability to adequately analyze proxy issues and its ability to effectively eliminate or manage any conflicts of interest.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable GSI Capital to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.	GSI Capital shall work with the client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that ISS should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker dealers/custodians.

2.	ISS shall receive all proxy voting materials from the custodian in either hard copy or electronic form. ISS coordinates with clients’ custodians to process proxy materials received by the custodians relating to the clients’ portfolio securities in a timely manner.

3.	GSI Capital will review research generated by ISS to confirm it is in agreement with ISS’ recommendations. GSI will work with ISS to ensure that proxies are collected, voted and submitted in a timely manner.

For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by GSI Capital, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to GSI Capital.

4.	The CCO and PM will reasonably try to assess any material conflicts between GSI Capital’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document. The CCO will document any conflict of interest identified with proxy voting.

As long as there are no material conflicts of interest identified, GSI Capital will vote proxies according to the policy set forth above. GSI Capital may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.	GSI Capital is not required to vote every client proxy and such should not necessarily be construed as a violation of its fiduciary obligations. GSI Capital shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.	GSI Capital shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which it believes it may be in its clients’ best interest for it not to vote a particular proxy. The CCO shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by GSI Capital.

7.	If the CCO and/or PM detect a conflict of interest, GSI Capital will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which it should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on GSI Capital.

8.	The CCO will document any attempts by GSI Capital’s personnel to influence the voting of client proxies in a manner that is inconsistent with its Policy. Such report shall be given to, GSI Capital’s outside counsel by the CCO.

9.	All proxy votes will be recorded and the following information will be maintained:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

d.	The shareholder meeting date;

e.	The number of shares GSI Capital is voting on firm-wide;

f.	A brief identification of the matter voted on;

g.	Whether the matter was proposed by the issuer or by a security holder;

h.	Whether or not GSI Capital cast its vote on the matter;

i.	How GSI Capital cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.	Whether GSI Capital cast its vote with or against management; and

k.	Whether any client requested an alternative vote of its proxy.

In the event that GSI Capital votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires it to vote a certain way on an issue, while it deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although GSI Capital has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

■	Conflict: GSI Capital retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in GSI Capital’s client portfolios.

■	Conflict: GSI Capital retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GSI Capital’s client portfolios.

■	Conflict: GSI Capital’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

■	Conflict: GSI Capital or its affiliate has a financial interest in the outcome of a vote, such as when GSI receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

■	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

GSI Capital realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair its ability to vote proxies in an objective manner. Upon such notification, the CCO will notify its legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within GSI Capital to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to legal counsel.

The CCO should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of GSI Capital’s proxy-voting obligations (if any), and any conflicts of interest that have come to her attention (if any). The CCO will use the form included in the Exhibit section to this document. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

GSI Capital must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Such documentation may be electronically stored. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

■	Any request, whether written (including e-mail) or oral, received by any employee of GSI Capital, must be promptly reported to the CCO and/or PM. All written requests must be retained in the permanent file.

■	The CCO or PM will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

■	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of GSI Capital for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

1	For clients who have provided GSI Capital with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how GSI Capital voted clients not providing direction.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser GSI Capital. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

■	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

■	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy Voting Policy and Procedures:

■	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

■	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: GSI Capital is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

■	GSI Capital Proxy Voting Record.

APPENDIX D

Brown Brothers Harriman & CO. (“BBH”) Summary of Proxy Voting

BBH has adopted a Proxy Voting & Class Action Policy and Procedure which are designed to mitigate potential conflicts of interest from influencing proxy voting decisions that BBH makes on behalf of advisory clients. Upon request, clients may obtain copies of a report showing how proxies were voted with respect to securities in their accounts by requesting a copy. Nevertheless, notwithstanding such Proxy Voting & Class Action Policy and Procedures, actual proxy voting decisions of BBH may have the effect of favoring the interests of certain clients or businesses of other divisions or units of BBH or its affiliates provided that BBH believes such voting decisions to be in accordance with its fiduciary obligations. Unless otherwise stated in the investment management agreement, BBH maintains the right to vote proxies on behalf of clients and may utilize the services of a third- party proxy agent in making voting decisions. BBH reserves the right to vote proxies in a manner that is different than the vote recommended by third-party proxy agents. When BBH uses a sub-adviser, the sub-adviser generally votes proxies on behalf of BBH. BBH is not responsible for voting proxies where clients choose to opt out of BBH’s proxy process. The clients’ custody banks must be instructed to mail proxy material directly to clients who choose to vote their own proxies.

D-1

APPENDIX E

Smith Capital Investors, LLC

Proxy Voting Policy, Procedures and Guidelines

Smith Capital Investors' strategies are comprised of fixed-income securities along with a small number of equity holdings. In the event proxy voting is required, we will vote company proxies and engage company management for its equity holdings on a firm-wide basis, solely in the best interests of our clients and in a manner intended to enhance the economic value of the securities held in the portfolio. All proxy votes are recorded and stored. Concerning proxies, applicable ESG-related matters and other requested votes concerning securities held by a portfolio for which the Company or an affiliate exercise voting discretion, it is the Company’s practice to review and vote on such matters on a case-by-case basis. In furtherance of the foregoing, it is the Company’s policy to (i) stay apprised of developments that affect the private equity funds and operating companies in which the portfolios invest, (ii) carefully review matters submitted for a vote as a holder of portfolio interests or operating company securities and (iii) vote on those matters on a case-by-case basis in a manner that the Company believes is in the best interests of the applicable portfolio. A client or an Investor in a portfolio may obtain information regarding how the Company voted proxies on behalf of the client by sending a Company Proxy Voting request to the Company by emailing info@smithcapitalinvestors.com or by writing to Smith Capital Investors, ATTN: Compliance Department, 1430 Blake Street, Denver, CO 80202.

E-1

LEVEL FOUR CAPITAL MANAGEMENT, LLC PROXY VOTING
POLICIES AND PROCEDURES

August 23, 2023

1.	POLICY

Level Four Capital Management, LLC (“LFCM”) has adopted and implemented the following proxy voting policies and procedures which are applicable only for clients/accounts that are invested in an exchange traded fund (“ETF”) registered under the Investment Company Act of 1940 for which LFCM serves as sub-adviser and for which day-to-day investment decisions are performed by LFCM. [Otherwise, LFCM does not vote proxies for its clients] LFCM believes the policies and procedures are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. LFCM will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding LFCM’s proxy voting decisions is confidential. Therefore, the information may be shared on a need-to-know basis only, including within LFCM. Advisory clients may obtain information on how their proxies were voted by LFCM.

All proxies regarding client securities for which LFCM has authority to vote will, unless LFCM determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by LFCM to be in the best interest of LFCM’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as LFCM determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, LFCM will vote as the client clearly instructs, provided LFCM receives such instructions in time to act accordingly.

LFCM endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when LFCM expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, LFCM determines that the type of proxy issue is not material to shareholders. LFCM will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in LFCM’s judgment:

●	the matter to be voted on has critical significance to the potential value of the security in question;

●	the security represents a significant holding and whether the security is considered a long-term holding; and

●	LFCM believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where LFCM deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

LFCM seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest.

LFCM.proxy.082023 pg. 1

2.	PROCEDURES

LFCM has adopted the following proxy voting procedures and controls for any client securities which LFCM has authority to vote on:

Proxy Committee

LFCM has established a Proxy Committee whose standing members are determined by LFCM’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, but are not limited to:

i.	Providing input and/or recommendations on the vote direction on proposals where special or individual consideration is requested;

ii.	review periodically these Proxy Voting Policy and Procedures to ensure consistency with internal policies, client disclosures and regulatory requirements;

iii.	development and modification of Voting Procedures as it deems appropriate or necessary.

Proxy Voting Guidelines

The Proxy Committee has elected to use an independent, third-party vendor, Institutional Shareholder Services, Inc. (“ISS”), to implement its proxy voting process as LFCM’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to LFCM’s Voting Guidelines. LFCM has adopted ISS’ standard benchmark proxy voting guidelines and ISS’ sustainability proxy voting guidelines. LFCM will apply the most appropriate guidelines to ensure proxy votes are voted consistent with proxy voting policies and procedures and in the best interests of clients. LFCM retains the right to override any of ISS’ guidelines on a case-by- case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client requires that a proxy be voted in a manner that differs from the firm’s general proxy voting guidelines. In this situation, he or she will submit to LFCM’s Compliance Department the proposed proxy vote(s) and a written explanation of the reason(s) for voting in a manner that differs from the predetermined proxy voting guidelines.

A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer.

Identifying and Addressing Potential Material Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by LFCM, an LFCM affiliate, or an LFCM associate that creates an incentive (or appearance thereof) to favor the interests of LFCM, the affiliate, or associate, rather than the clients’ interests. For example, LFCM may have a conflict of interest if either LFCM has a significant business relationship with a company that is soliciting a proxy, or if an LFCM associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence LFCM’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, LFCM will seek to resolve it in the clients’ best interests.

LFCM.proxy.082023 pg. 2

LFCM follows the proxy guidelines and uses other research services provided by ISS. In providing proxy voting services to LFCM, ISS provides vote recommendations on a pre-determined policy. Generally, LFCM will vote proxies based on ISS’ pre-determined voting policy. In doing so, LFCM demonstrates that its vote would not be a product of a conflict of interest as LFCM would have little or no discretion on how the proxy was voted. LFCM has undertaken a review of ISS’ conflicts of interest procedures and will continue to monitor them on an ongoing basis.

Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to its established proxy voting guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	LFCM will use an independent, third-party vendor, ISS, to implement its proxy voting process as LFCM’s proxy voting agent. This retention is subject to LFCM continuously assessing the vendor’s independence from LFCM and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with LFCM’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and LFCM’s clients, on the other hand. As means of performing this assessment, LFCM will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of LFCM in accordance with this Policy.

iii.	On a daily basis, LFCM or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which LFCM has voting authority.

iv.	LFCM will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, LFCM will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that LFCM has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for LFCM accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to LFCM.

vi.	Whenever a vote is solicited, ISS will execute the vote according to LFCM’s Voting Guidelines which will be delivered by LFCM to ISS as set forth in these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to LFCM over a secure website. LFCM personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. LFCM will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. LFCM will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

LFCM.proxy.082023 pg. 3

vii.	Each time that ISS sends LFCM a request to vote, the request will be accompanied by the recommended vote determined in accordance with LFCM’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Portfolio Manager(s) determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration. In such situations, ISS will vote based on the direction of the client, Portfolio Manager(s) or the Proxy Committee, as the case may be. The interests of LFCM’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform LFCM of all proposals having impact on its Taft Hartley and or Socially Responsible clients.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by LFCM on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, LFCM will receive a report from ISS detailing LFCM’s voting for the previous period.

Securities Lending

LFCM may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. LFCM may not know when securities are on loan and are therefore not available to be voted. In some circumstances, LFCM may be asked to work with the custodian to recall shares so that LFCM can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore, voting shares on loan is on a best-efforts basis only. In determining whether to call back securities that are out on loan, LFCM will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosures to Clients

LFCM will provide a copy of these Policies and Procedures to any client upon request. LFCM will also provide any client with information about how LFCM has voted that client’s proxies upon request for up to a one-year period. Any such requests should be directed to the LFCM Chief Compliance Officer.

3.	INTERNAL CONTROLS

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Monitoring

LFCM’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with LFCM’s Proxy Guidelines and such voting recommendations are based on accurate and complete information; (2) ongoing assessments of ISS’ business, including without limitation any material changes to such business, methodology updates to voting guidelines, and conflicts of interest policies and (3) review of the Funds’ N- PX report to ensure that it’s filed in a timely and accurate manner.

LFCM.proxy.082023 pg. 4

LFCM’s Proxy Voting Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

Escalation

Any issues arising under this policy should be escalated to LFCM’s CCO, or designee.

Recordkeeping Requirements

The firm is responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within LFCM’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of LFCM for the first three years.

LFCM.proxy.082023 pg. 5

  Part C

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of Registrant dated September 13, 2007.(1)
	(2)	Declaration of Trust of Registrant dated September 13, 2007.(2)
	(3)	Amended and Restated Declaration of Trust of Registrant dated September 14, 2015.(5)
(b)		By-Laws of Registrant dated September 13, 2007.(2)
(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).
(d)	(1)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. dated May 31, 2018 with respect to the ALPS International Sector Dividend Dogs ETF RiverFront Strategic Income Fund, Alerian MLP ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF.(7)
	(2)	Amendment dated June 29, 2018 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS Clean Energy ETF.(7)
	(3)	Amendment dated August 21, 2018 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Equal Sector Weight ETF, Alerian Energy Infrastructure ETF, ALPS Medical Breakthroughs ETF, and ALPS Disruptive Technologies ETF.(7)
	(4)	Amendment dated November 1, 2018 to the Investment Advisory Agreement dated May 31, 2018.(7)
	(5)	Amendment dated January 2, 2020 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS REIT Dividend Dogs ETF.(8)
	(6)	Amendment dated February 1, 2021 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Active REIT ETF.(10)
	(7)	Amendment dated August 27, 2021 to the Investment Advisory Agreement dated May 31, 2018 with respect to the ALPS Global Travel Beneficiaries ETF.(13)
	(8)	Amendment dated February 24, 2022 to the Investment Advisory Agreement dated May 31, 2018, with respect to the ALPS Intermediate Municipal Bond ETF. (16)
	(9)	Amendment dated February 16, 2022 to the Investment Advisory Agreement dated May 31, 2018, with respect to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (17)
	(10)	Amendment dated June 21, 2022 to the Investment Advisory Agreement dated May 31, 2018. (18)
	(11)	Amendment dated June 1, 2023 to the Investment Advisory Agreement dated May 31, 2018. (20)
	(12)	Amendment dated October 1, 2023 to the Investment Advisory Agreement Dated May 31, 2018. (22)
	(13)	Sub-Advisory Agreement dated June 10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

(14)	Amendment dated March 31, 2016 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)
(15)	Amendment dated July 1, 2016 to the Sub-Advisory Agreement dated June10, 2013 between the Trust and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(4)

	(16)	Sub-Advisory Agreement dated May 31, 2018 among the Trust, ALPS Advisors, Inc. and RiverFront Investment Group, LLC, with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(7)
	(17)	Amendment dated November 1, 2018 to the Sub-Advisory Agreement dated June10, 2013 among the Trust, ALPS Advisors, Inc. and RiverFront Investment Group, LLC, with respect to the RiverFront Strategic Income Fund.(7)
	(18)	Sub-Advisory Agreement dated February 1, 2021 among the Trust, ALPS Advisors, Inc. and GSI Capital Advisors LLC, with respect to the ALPS Active REIT ETF.(10)
	(19)	Sub-Advisory Agreement dated February 16, 2022, among the Trust, ALPS Advisors, Inc. and Browns Brother Harriman & Co., with respect to the ALPS Intermediate Municipal Bond ETF. (16)
	(20)	Sub-Advisory Agreement dated July 25, 2023, among the Trust, ALPS Advisors, Inc. and Level Four Capital Management, LLC, with respect to the Level Four Large Cap Growth ETF. (20)
	(21)	Sub-Advisory Agreement dated October 1, 2023, among the Trust, ALPS Advisors, Inc. and Smith Capital, LLC, with respect to the ALPS | Smith Core Plus Bond ETF. (22)
	(22)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF. (19)
	(23)	Form of Amendment dated March 31, 2023 to the ALPS Sector Dividend Dogs ETF advisory agreement dated May 31, 2018. (19)
(e)	(1)	Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Realty Majors ETF), ALPS Equal Sector Weight ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, RiverFront Strategic Income Fund, Alerian MLP ETF, Alerian Energy Infrastructure ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and ALPS Disruptive Technologies ETF.(7)
	(2)	Amendment dated June 29, 2018 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Clean Energy ETF.(7)
	(3)	Amendment dated February 1, 2021 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Active REIT ETF.(10)
	(4)	Amendment dated August 27, 2021 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Travel Beneficiaries ETF.(13)

(5)	Amendment dated February 23, 2022 to Distribution Agreement dated April 16, 2018, between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Intermediate Municipal Bond ETF.(15)
(6)	Amendment dated February 16, 2022 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (17)
(7)	Amendment dated August 1, 2023 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the Level Four Large Cap Growth ETF. (20)
(8)	Amendment dated October 1, 2023 to Distribution Agreement dated April 16, 2018 between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS | Smith Core Plus Bond ETF. (22)
	(9)	Form of Authorized Participant Agreement.(10)
(f)		None.
(g)	(1)	Master Custodian Agreement between the Trust and State Street Bank and Trust dated June 30, 2015 with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF) and RiverFront Strategic Income Fund.(4)
	(2)	Amendment dated June 2, 2016 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)
	(3)	Amendment dated December 29, 2017 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Disruptive Technologies ETF.(5)
	(4)	Amendment dated June 29, 2018 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Clean Energy ETF.(7)
	(5)	Amendment dated February 1, 2021 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Active REIT ETF.(10)
	(6)	Amendment dated August 27, 2021 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Global Travel Beneficiaries ETF.(13)
	(7)	Amendment dated March 4, 2022 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the ALPS Intermediate Municipal Bond ETF.(16)
	(8)	Amendment effective May 12, 2022 to Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (18)

	(9)	Amendment effective August 1, 2023 to the Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the Level Four Large Cap Growth ETF. (20)

	(10)	Amendment effective October 1, 2023 to the Master Custodian Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to ALPS | Smith Core Plus Bond ETF. (22)
(h)	(1)	Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)
	(2)	Amendment dated December 29, 2017 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Disruptive Technologies ETF.(5)
(3)	Amendment dated June 29, 2018 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Clean Energy ETF.(7)
(4)	Amendment dated February 1, 2021 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Active REIT ETF.(10)
(5)	Amendment dated August 27, 2021 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Global Travel Beneficiaries ETF.(13)
(6)	Amendment dated February 23, 2022 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS Intermediate Municipal Bond ETF.(15)
(7)	Amendment dated February 16, 2022 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (17)
(8)	Amendment dated August 7, 2023 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the Level Four Large Cap Growth ETF. (20)
(9)	Amendment dated October 1, 2023 to the Amended and Restated Administration Agreement between the Trust and ALPS Fund Services, Inc. dated March 6, 2017 with respect to the ALPS | Smith Core Plus Bond ETF. (22)
(10)	Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. with respect to with respect to Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF, RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF. (9)

(11)	Amendment dated June 29, 2018 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc.(9)
(12)	Amendment dated February 1, 2021 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. related to the ALPS Active REIT ETF.(10)
(13)	Amendment dated August 27, 2021 to the Report Modernization Addendum dated June 4, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 between the Trust and ALPS Fund Services, Inc. related to the ALPS Global Travel Beneficiaries ETF.(13)
(14)	Amendment dated February 24, 2022 to the Report Modernization Addendum dated June 4, 2018, to the Amended and Restated Administration Agreement dated March 6, 2017, between the Trust and ALPS Fund Services, Inc. related to the ALPS Intermediate Municipal Bond ETF.(17)
(15)	Amendment dated February 16, 2022 to the Report Modernization Addendum dated June 4, 2018, to the Amended and Restated Administration Agreement dated March 6, 2017, between the Trust and ALPS Fund Services, Inc. related to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (18)
(16)	Amendment dated August 7, 2023 to the Report Modernization Addendum dated June 4, 2018, to the Amended and Restated Administration Agreement dated March 6, 2017, between the Trust and ALPS Fund Services, Inc. related to the Level Four Large Cap Growth ETF. (20)
(17)	Amendment dated October 1, 2023 to the Report Modernization Addendum dated June 4, 2018, to the Amended and Restated Administration Agreement dated March 6, 2017, between the Trust and ALPS Fund Services, Inc. related to the ALPS | Smith Core Plus Bond ETF. (22)
(18)	Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF.(9)
(19)	Amendment dated January 2, 2020 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc.(9)
(20)	Amendment dated February 1, 2021 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS Active REIT ETF.(10)
(21)	Amendment dated August 27, 2021 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS Global Travel Beneficiaries ETF. (13)

(22)	Amendment dated February 24, 2022 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS Intermediate Municipal Bond ETF.(17)
(23)	Amendment dated February 16, 2022 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (18)
(24)	Amendment dated August 7, 2023 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the Level Four Large Cap Growth ETF. (20)
(25)	Amendment dated October 1, 2023 to the Liquidity Risk Management Addendum dated December 1, 2018 to the Amended and Restated Administration Agreement dated March 6, 2017 among the Trust, ALPS Fund Services, Inc. and ALPS Advisors, Inc. related to the ALPS | Smith Core Plus Bond ETF. (22)
(26)	Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust dated June 30, 2015 with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF) and RiverFront Strategic Income Fund.(4)
(27)	Amendment dated June 2, 2016 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)
(28)	Amendment dated December 29, 2017 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Disruptive Technologies ETF.(5)
(29)	Amendment dated June 29, 2018 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Clean Energy ETF.(7)
(30)	Amendment dated February 1, 2021 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Active REIT ETF.(10)
(31)	Amendment dated August 27, 2021 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015 with respect to the ALPS Global Travel Beneficiaries ETF. (13)
(32)	Amendment dated March 4, 2022 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the ALPS Intermediate Municipal Bond ETF. (16)
(33)	Amendment dated May 12, 2022 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (18)

(34)	Amendment dated August 1, 2023 to the Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the Level Four Large Cap Growth ETF. (20)
(35)	Amendment dated October 1, 2023 to the Transfer Agency and Services Agreement between the Trust and State Street Bank and Trust Company dated June 30, 2015, with respect to the ALPS | Smith Core Plus Bond ETF. (22)
(36)	Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Alerian Energy Infrastructure Fund, Alerian MLP ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Equal Sector Weight ETF, ALPS International Sector Dividend Dogs ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, Barron’s 400 ETF, ALPS REIT Dividend Dogs ETF (f/k/a Cohen & Steers Global Reality Majors ETF), RiverFront Strategic Income Fund.(4)
(37)	Amendment dated June 2, 2016 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF.(4)
(38)	Amendment dated December 29, 2017 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Disruptive Technologies ETF.(5)
(39)	Amendment dated June 29, 2018 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Clean Energy ETF.(7)
(40)	Amendment dated February 1, 2021 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Active REIT ETF.(10)
(41)	Amendment dated August 27, 2021 to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Global Travel Beneficiaries ETF.(13)
(42)	Amendment dated February 23, 2022, to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Intermediate Municipal Bond ETF. (15)

(43)	Amendment dated February 16, 2022, to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF. (17)
	(44)	Amendment dated August 8, 2023, to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Level Four Large Cap Growth ETF. (20)
	(45)	Amendment dated October 1, 2023, to the Fund Accounting Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS | Smith Core Plus Bond ETF. (22)
(i)	(1)	Opinion and Consent of Dechert LLP. (filed herewith)

(j)	(1)	Consent of Cohen & Company, Ltd. (filed herewith)
	(2)	Consent of BBD, LLP with respect to the Alerian MLP ETF, Alerian Energy Infrastructure ETF, ALPS Active REIT ETF, ALPS Equal Sector Weight ETF, ALPS Hillman Active Value ETF, ALPS Intermediate Municipal Bond ETF, ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF, ALPS Medical Breakthroughs ETF, ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS REIT Dividend Dogs ETF, ALPS O'Shares U.S. Quality Dividend ETF, ALPS O’Shares U.S. Small Cap Quality Dividend ETF, ALPS O'Shares Global Internet Giants ETF, ALPS O'Shares Europe Quality Dividend ETF, Barron’s 400 ETF, RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund. (21)
	(3)	Consent of Deloitte & Touche LLP with respect to the ALPS Active REIT ETF, RiverFront Dynamic US Dividend Advantage ETF, ALPS Active Equity Opportunity ETF (f/k/a RiverFront Dynamic US Flex-Cap ETF), RiverFront Strategic Income Fund, ALPS Medical Breakthroughs ETF, ALPS Global Travel Beneficiaries ETF, RiverFront Dynamic Core Income ETF, ALPS Clean Energy ETF, Alerian MLP ETF, Alerian Energy Infrastructure ETF, Barron’s 400 ETF, ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS REIT Dividend Dogs ETF, ALPS Disruptive Technologies ETF, ALPS Equal Sector Weight ETF, and ALPS Intermediate Municipal Bond ETF. (21)
(k)		Not applicable.
(l)		Not applicable.
(m)		Not applicable.
(n)		Not applicable.
(p)	(1)	Code of Ethics for the Trust.(2)
	(2)	Code of Ethics for ALPS Holdings, Inc. revised as of September 1, 2021.(15)
	(3)	Code of Ethics for RiverFront Investment Group, LLC. (11).
	(4)	Code of Ethics for GSI Capital Advisors LLC.(10)
	(5)	Code of Ethics for Brown Brothers Harriman & Co.(15)
	(6)	Code of Ethics for Smith Capital Investors, LLC. (22)
(q)		Powers of attorney for Mary K. Anstine, Jeremy W. Deems, Edmund J. Burke, and Rick A. Pederson.(22)

(1)	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.
(2)	Previously filed as an exhibit to the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 1, 2008.
(3)	Previously filed as an exhibit to the Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2013.
(4)	Previously filed as an exhibit to the Post-Effective Amendment No. 286 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2017.

(5)	Previously filed as an exhibit to the Post-Effective Amendment No. 289 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 27, 2017.
(6)	Previously filed as an exhibit to the Post-Effective Amendment No. 291 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2018.
(7)	Previously filed as an exhibit to the Post-Effective Amendment No. 296 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2019.
(8)	Previously filed as an exhibit to the Post-Effective Amendment No. 298 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 28, 2020.
(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 299 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 27, 2020.
(10)	Previously filed as an exhibit to the Post-Effective Amendment No. 305 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on February 12, 2021.
(11)	Previously filed as an exhibit to the Post-Effective Amendment No. 306 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2021.
(12)	Previously filed as an exhibit to the Post-Effective Amendment No. 309 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on June 25, 2021.
(13)	Previously filed as an exhibit to the Post-Effective Amendment No. 310 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on August 31, 2021.
(14)	Previously filed as an exhibit to the Post-Effective Amendment No. 311 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on November 30, 2021.
(15)	Previously filed as an exhibit to the Post-Effective Amendment No. 315 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on February 25, 2022.
(16)	Previously filed as an exhibit to the Post-Effective Amendment No. 316 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2022.
(17)	Previously filed as an exhibit to the Post-Effective Amendment No. 318 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 7, 2022.
(18)	Previously filed as an exhibit to the Post-Effective Amendment No. 319 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on October 28, 2022.
(19)	Previously filed as an exhibit to the Post-Effective Amendment No. 320 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 30, 2023.
(20)	Previously filed as an exhibit to the Post-Effective Amendment No. 327 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on August 9, 2023.
(21)	Previously filed as an exhibit to the Post-Effective Amendment No. 327 to the Trust's Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on August 24, 2023.
(22)	Previously filed as an exhibit to the Post-Effective Amendment No. 334 to the Trust's Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 1, 2023.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Advisers

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	See Trustee and Officer Table in the SAI	Not Applicable
Rahul Kanwar**	Authorized Representative	None	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jason White**	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Eric Theroff***	Assistant Secretary	Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Brian Schell**	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Matthew Sutula	Chief Compliance Officer	See Trustee and Officer Table in the SAI	Not Applicable
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	Not Applicable	Fund Servicing
Eric Hewitt	Co-CIO, Director, Research & Strategy	Not Applicable	Not Applicable
Alex Hagmeyer	Co-CIO, Director of Quantitative Research	Not Applicable	Not Applicable

*	The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The principal business address for Messrs. Kanwar, White, and Schell is 4 Times Square, New York, NY 10036.
***	The principal business address for Mr. Theroff is 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investment Group, LLC	Other Business Connections	Type of Business
Rod Smyth	Chairman of the Board	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee Deep Run Hunt Club: Joint Master of Foxhounds of Deep Run Hunt Club	Financial Services Private organization
Doug Sandler, CFA	Head of Global Strategy	Consultant to Trolley Fund: Trolley Fund is a private fund that will invest/provide capital for private small start-up companies (no public entities) in the Richmond area, Doug is part of an advisory committee that will provide advice to the owners/management of the businesses that the fund is invested in.	Private Fund
Peter J. Quinn, Jr.	President & Chief Executive Officer

Mr. Mac Foundation

Cristo Rey Richmond Corporate Work Study Corporation (Board Member)

Cristo Rey Richmond High School (Board Member)

Brosent International, LLC (Advisory Board Member)

Pacific Bridge Capital, LLC (Advisory Board Member)

Private Non-profit organization Private Non-profit organization Private Non-profit organization Private LLC Private LLC

Name*	Position with RiverFront Investment Group, LLC	Other Business Connections	Type of Business
Karrie Southall, CIPM	Chief Operating Officer	College Foundation Richmond Regional Board of the University of Virginia (Board Member) Children’s Home Society (Board Member) Connor’s Heroes (Board Member) GAMMA Investing (Board Member)	Non-profit organization Non-profit organization Non-profit organization Private LLC, Industry organization
Julie Gibbs	Chief Compliance Officer	N/A	N/A
Adam Grossman, CFA	Global Equity CIO	Board of Directors - Redeemer Lutheran Church CFA Virginia (Treasurer)	Non profit organization Non-profit, industry organization
Chris Konstantinos, CFA	Chief Investment Strategist, Director of Investments	Memorial Fund Board Treasurer. Board reviews the investment policy and investment strategy of the endowment for Children's Home Society, a non-profit charity in central VA that attempts to permanently place at risk children in loving homes.	Non profit organization Private LLC
Kevin Nicholson, CFA	Chief Fixed Income CIO	Richmond Retirement System (Member of the Investment Advisory Committee) Virginia Foundation for Public Media (Board member, Investment Committee) Northern Neck Insurance Company (Board Member)	Non profit organization Non profit organization Financial Services

*	The principal business address for each of the RiverFront representatives is: 1214 East Cary Street, Richmond, VA 23219.

GSI CAPITAL ADVISORS LLC

Name*	Position with GSI Capital Advisors LLC	Other Business Connections	Type of Business
Craig Leupold	Chief Executive Officer	N/A	N/A
Nicholas Tannura	Chief Investment Officer	N/A	N/A

*	The principal business address for each of the GSI Capital representatives is: 23 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

BROWN BROTHERS HARRIMAN & CO.

Brown Brothers Harriman & Co. (“BBH&Co.”), a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to each of the Registrant’s series through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

For the fiscal years ended October 31, 2021, 2022, and 2023 no director, officer or partner of the BBH&Co. is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SMITH CAPITAL INVESTORS LLC

Name*	Position with Smith Capital Investors LLC	Other Business Connections	Type of Business
Gibson Smith	Chief Executive Officer and Chief Investment Officer	Triple Black Slopes	Real Estate
Eric Bernum	Deputy Chief Investment Officer	N/A	N/A

*	The principal business address for each of the Smith Capital Investors representatives is: 1430 Blake Street, Denver, CO, 80203.

Level Four Capital Management LLC

Name*	Position with Level Four Capital Management, LLC	Other Business Connections	Type of Business
Edmond J. Tomes	CEO	Level Four Group, LLC: Holding Company encompassing advisory, broker-dealer, insurance and consulting services (CEO)	Financial Services
Jill Zacha	Corporate Counsel, CCO	Level Four Group, LLC: Holding Company encompassing advisory, broker-dealer, insurance and consulting services (Corporate Counsel)	Financial Services
Todd M. Bulot	Director, Capital Management	Not Applicable	Not Applicable
Lal Echterhoff	Senior Portfolio Manager, CIO	Not Applicable	Not Applicable

The principal business address for each of the Level Four Capital Management representatives is: 12400 Coit Rd. #100, Dallas, TX 75251

Item 32.	Principal Underwriters.

ALPS Portfolio Solutions Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Variable Investment Trust, Financial Investors Trust, and Select Sector SPDRs Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell***	Vice President, Treasurer	None
Eric Theroff**	Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Theroff is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.
***	The principal business address for Messrs. Schell and White is 4 Times Square, New York, NY 10036.

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (2) ALPS Advisors, Inc. at 1290 Broadway, Suite 1000, Denver, Colorado 80203; (3) State Street Bank and Trust Company, 1 Iron Street – CCB0700, Boston, MA 02210; (4) RiverFront Investments, LLC, 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236; (5) GSI Capital Advisors LLC, 23 Corporate Plaza, Suite 150, Newport Beach, CA 92660; (6) Brown Brothers Harriman & Co. 140 Broadway, New York, New York 10005; (7) Level Four Capital Management, LLC; 12400 Coit Road, Suite 100, Dallas, Texas 75251; and (8) Smith Capital Investors, LLC; 1430 Blake Street, Denver, Colorado 80202.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 336 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 29th day of March, 2024.

ALPS ETF TRUST

By:	/s/ Laton Spahr
Laton Spahr
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	March 29, 2024
Mary K. Anstine*

/s/ Jeremy W. Deems	Trustee	March 29, 2024
Jeremy W. Deems*

/s/ Rick A. Pederson	Trustee	March 29, 2024
Rick A. Pederson*

/s/ Edmund J. Burke	Trustee	March 29, 2024
Edmund J. Burke*

/s/ Laton Spahr	President	March 29, 2024
Laton Spahr

/s/ Erich Rettinger	Treasurer	March 29, 2024
Erich Rettinger

*	Signature affixed by Erich Rettinger pursuant to a power of attorney dated September 22, 2023.(22)

EXHIBIT INDEX

Exhibits
(i)(1)	Opinion and Consent of Dechert LLP.
(j)(1)	Consent of Cohen & Company, Ltd.